AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 23, 2003
                                                         ===========


                                               SECURITIES ACT FILE NO. 333-96821
                                       INVESTMENT COMPANY ACT FILE NO. 811-21165
=========================================================================

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                ----------------
                                    FORM N-2

                          REGISTRATION STATEMENT UNDER

                         THE SECURITIES ACT OF 1933                          [ ]
                        PRE-EFFECTIVE AMENDMENT NO. 4                        [X]
                                        =
                       POST-EFFECTIVE AMENDMENT NO. __                       [ ]

                                     AND/OR
                          REGISTRATION STATEMENT UNDER

                     THE INVESTMENT COMPANY ACT OF 1940                      [ ]
                               AMENDMENT NO. 4                               [X]
                                        =

                        (Check Appropriate Box or Boxes)
                                ----------------

                          The CINTRA Select Fund, Inc.
               (Exact Name of Registrant As Specified in Charter )

                          1725 I Street, N.W. Suite 300
                             Washington, D.C. 20006
                    (Address of Principal Executive Offices)
       Registrant's Telephone Number, including Area Code: (202) 349-3908
                                ----------------
                          J. Mitchell Reese, President
                          The CINTRA Select Fund, Inc.
                          1725 I Street, N.W. Suite 300
                             Washington, D.C. 20006
                     (Name and Address of Agent for Service)
                                ----------------
                                 With copies to:

       David C. Mahaffey, Esq.                       David C. Wright, Esq.
      Sullivan & Worcester LLP                    Charles R. Monroe, Jr., Esq.
         1666 K Street, N.W.                           Hunton & Williams
       Washington, D.C. 20006                     Riverfront Plaza, East Tower
                                                  951 East Byrd Street
                                                   Richmond, VA 23219
                                ----------------


                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
 As soon as practicable after the effective date of this Registration Statement.

     If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

     This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the offering is [ ]

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

========================================================================


                                                                  PROPOSED                    PROPOSED
                                                           MAXIMUM OFFERING PRICE              MAXIMUM                  AMOUNT OF
     TITLE OF SECURITIES             AMOUNT BEING               PER SHARE(2)                  AGGREGATE               REGISTRATION
       BEING REGISTERED             REGISTERED(1)                                        OFFERING PRICE (2)                FEE

  Common Shares, $0.001 Par
         Value                        8,050,000                    $15.00                   $120,750,000               $11,109 (3)


     (1) Assumes exercise in full of the option granted by the Fund to the underwriters to purchase up to an additional 1,050,000 Common Shares to cover over-allotments. See "Underwriting."

     (2) Estimated solely for the purpose of computing the registration fee pursuant to Rule 457 under the Securities Act of 1933.

     (3)  Previously paid.
========================================================================

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

     Information to be included in Part B is set forth in Part B to this Registration Statement.

     Information to be included in Part C is set forth under the appropriate item, so numbered in Part C to this Registration Statement.

The information in this preliminary prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell nor does it seek an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.


PROSPECTUS                        Subject to Completion, Dated October 23, 2003
                                                                  ===========


                                     Shares
                          The CINTRA Select Fund, Inc.
                              _______Common Shares
                                $15.00 per share




     The CINTRA Select Fund, Inc. (the "Fund") is a recently formed Maryland corporation that is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a non-diversified, closed-end management investment company. The Fund is a "fund of funds" that provides a means for investors to participate in investments in private investment partnerships and similar investment vehicles, typically referred to as hedge funds ("Portfolio Funds"), by providing a single portfolio comprised of the securities of underlying hedge funds. The Fund's investment objective is to seek capital appreciation. The Fund's investment adviser expects to allocate the Fund's assets among approximately 15 to 20 Portfolio Funds that employ a variety of absolute return investment strategies. Absolute return investment strategies attempt to generate positive returns regardless of market conditions.

                                                   (continued on following page)

     An investment in the Fund involves a high degree of risk and is not appropriate for all investors. No assurance can be given that the Fund will achieve its investment objective. Read the "RISK FACTORS" section beginning on page 24 of this Prospectus before buying any of these Common Shares for a comprehensive discussion of risks.

     Neither the Securities and Exchange Commission (the "Commission") nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.





                                             Per Share              Total(1)

Price to Public                              $15.00                  $ _____
Sales Load(2)                                 $0.675                 $ _____
Proceeds, before expenses, to the Fund(3)    $14.325                 $ _____

     (1) The Fund has granted the underwriters named herein an option, exercisable within 45 days of the date of this Prospectus, to purchase up to _______ additional Common Shares at the public offering price, less sales load, solely to cover over-allotments, if any. If this option is exercised in full, the total Price to Public, Sales Load and Proceeds to the Fund (before expenses) would be $__, $__ and $___, respectively.

     (2) The Fund has agreed to indemnify the underwriters named herein against certain liabilities, including liabilities under the Securities Act of 1933, as amended. See "Underwriting."


     (3) Before deduction of offering expenses payable by the Fund, estimated at $250,000. The Adviser has agreed to pay the Fund's organizational expenses and offering costs (other than sales load) that exceed $0.06 per Common Share.




     The Common Shares are being offered by the underwriters named herein. It is expected that delivery of the Common Shares will be made in book-entry form through the facilities of The Depository Trust Company on or about ________, 2003.


     Prior to this public offering, there has been no public or private market for the Common Shares. The Fund has applied for listing on the American Stock Exchange (the "Exchange") under the symbol HFF.


     Shares of closed-end investment companies have in the past frequently traded at discounts from their net asset values and initial offering price. The risk of loss associated with this characteristic of closed-end investment companies may be greater for investors expecting to sell Common Shares purchased in this offering soon after the completion of this offering.



                            Morgan Keegan & Company, Inc.

Advest, Inc.                         BB&T Capital Markets
                                        A division of Scott & Stringfellow, Inc.

Stephens Inc.                        Stifel, Nicolaus & Company
                                        Incorporated



                               The date of this Prospectus is ____________, 2003

         (Continued from Cover Page)

     Investment Adviser. CINTRA Fund Management, LLC ("CFM" or the "Adviser") serves as the Fund's investment adviser.

     Investment Program. As described on page 17, the Fund will invest primarily in Portfolio Funds that are managed by alternative asset managers ("Portfolio Managers") that employ a variety of absolute return investment strategies that each individually offers the potential for attractive investment returns. By employing Portfolio Funds that employ a variety of investment strategies, the Adviser will attempt to limit the Fund's overall investment exposure to any one trend in equity, debt and other markets that could impair the Fund's ability to achieve its investment objective.

     The Adviser anticipates that the investment programs of the Portfolio Managers will fall within one of the following broad categories of absolute return investment strategies:

o    security  selection,  such  as  equity  long/short  investing,   distressed
     securities and market neutral strategies;

o arbitrage, such as convertible arbitrage, equity (or index) arbitrage or merger arbitrage strategies; and

o    divergence, such as global macro and commodity trading strategies.

     The Adviser currently intends to invest from 40% to 60% of the Fund's assets in Portfolio Funds that, in the view of the Adviser, are substantially utilizing security selection strategies; 30% to 40% in Portfolio Funds that, in the view of the Adviser, are substantially utilizing arbitrage strategies; and 10% to 20% in Portfolio Funds that, in the view of the Adviser, are substantially utilizing divergence strategies.

     Many of the Portfolio Funds will use hedging and arbitrage techniques in the equity, fixed income and currency markets. Portfolio Managers may invest and trade in a wide range of instruments and markets, including, but not limited to, U.S. and non-U.S. equities and equity-related instruments, currencies, financial futures, and fixed income and other debt-related instruments. In connection with their investment programs, Portfolio Managers will make use of a variety of sophisticated investment techniques that often involve, among other things, leveraging (borrowing money for investment purposes), short sales of securities, and transactions in derivative securities and other financial instruments such as stock options, index options, futures contracts, and options on futures. Portfolio Managers' use of these techniques will be an integral part of their investment programs, and involves significant risks to the Fund.

     Investment Suitability. This investment is appropriate only for investors who can tolerate a high degree of risk. It is possible that an investor may lose some or all of his or her investment.

     Tender Offers for Shares. The Fund intends to make tender offers for up to 5% of the Fund's outstanding Common Shares at net asset value on a semi-annual basis. The Fund expects that it will make its first tender offer within the first six months of the Fund's operations. See "TENDER OFFERS."



     The Fund's Common Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.


     The Prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing. Investors are advised to read and retain it for future reference. A Statement of Additional Information dated ________, 2003, containing additional information about the Fund has been filed with the Commission and is incorporated by reference in its entirety into this Prospectus. A copy of the Statement of Additional Information, the table of contents of which appears on page 62 of the Prospectus, may be obtained without charge by writing the Fund at 1725 I Street, N.W., Suite 300, Washington, D.C. 20006 or by calling (800) 426-5523. The Commission maintains a website at http://www.sec.gov that contains the Statement of Additional Information and other information about the Fund.


     You should rely only on the information contained in or incorporated by reference in this Prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer of Common Shares in any state or other jurisdiction where the offering is not permitted.


TABLE OF CONTENTS



PROSPECTUS SUMMARY....................................................5
FEES AND EXPENSES....................................................14
USE OF PROCEEDS......................................................16
THE FUND.............................................................16

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES.............17
RISK FACTORS.........................................................24
MANAGEMENT OF THE FUND...............................................37
OTHER INVESTMENT STRATEGIES AND TECHNIQUES OF THE PORTFOLIO FUNDS....39
PORTFOLIO TRANSACTIONS...............................................44
CONFLICTS OF INTEREST................................................45
DISCOUNT FROM NET ASSET VALUE........................................46
DISTRIBUTIONS TO SHAREHOLDERS........................................46
DETERMINATION OF NET ASSET VALUE.....................................47
TENDER OFFERS........................................................49
AUTOMATIC DIVIDEND REINVESTMENT PLAN.................................51
FEDERAL TAXATION.....................................................52
DESCRIPTION OF CAPITAL STOCK.........................................55
UNDERWRITING.........................................................57
                                                                     =
CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR...60
INDEPENDENT AUDITOR..................................................61
LEGAL COUNSEL........................................................61
REPORTS TO SHAREHOLDERS..............................................61
FURTHER INFORMATION..................................................61
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION........63
                                                                     =
APPENDIX A.........................................................A-1




     No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or the Underwriters. This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, any securities other than the registered securities to which it relates. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy in any circumstances in which such offer or solicitation is unlawful.


     Until _______, 2003, all dealers effecting transactions in these securities, whether or not participating in this offering, may be required to deliver a Prospectus. This is in addition to the dealers' obligation to deliver a Prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.



                               PROSPECTUS SUMMARY

         This summary highlights some information from this Prospectus. It does not contain all of the information that may be important to you. To understand the offering fully, you should read the entire Prospectus and Statement of Additional Information carefully.  Investors should carefully consider information set forth under the section entitled "Risk Factors."

The Fund.......................................     The CINTRA Select Fund, Inc. (the "Fund") is a recently
                                                    organized Maryland corporation registered as a non-diversified, closed-end investment company under the 1940 Act. The Fund is managed by CINTRA Fund Management, LLC ("CFM" or the "Adviser").

                                                    The Fund is a "fund of funds" that provides a means for
                                                    investors to participate in investments in private hedge funds
                                                    ("Portfolio Funds") by providing a single portfolio comprised of the securities of underlying hedge funds.

                                                    o      The Fund is intended to give its shareholders access to
                                                           a variety of hedge funds and the benefits of reduced risk
                                                           through the allocation of fund assets among 15 to 20
                                                           Portfolio Funds with a variety of investment objectives.

                                                    o      An investment in a single professionally managed
                                                           investment vehicle eliminates the need for investors to
                                                           purchase securities in individual hedge funds.


                                                    o      The Fund has applied for listing on the American
                                                           Stock Exchange (the "Exchange").  If the Common Shares
                                                           are approved for listing on the Exchange, an investment
                                                           in the Common Shares may be more liquid than an
                                                           investment directly in the underlying Portfolio Funds.


The Offering...................................     The Fund is offering _________ shares of common stock ("Common
                                                    Shares") through the several underwriters named herein for whom
                                                    Morgan Keegan & Company, Inc. is acting as representative (the
                                                    "Underwriters").  You must purchase at least 100 Common Shares
                                                    ($1,500.00) in order to participate in the offering.  The
                                                    Underwriters have been granted an option to purchase up to
                                                    _______ additional Common Shares solely to cover
                                                    over-allotments, if any, at the initial offering price, less sales load.  The initial public offering price is $15.00 per share.  J. Mitchell Reese, the Chief Executive Officer of the
                                                    Adviser and Chairman of the Fund, has agreed to purchase
                                                    67,00060,333 Common Shares ($1,005,000.00904,995.00) in the
                                                    ============                             ==========
                                                    offering at the initial public offering price.   In addition,
                                                                                                   ==============
                                                    the Adviser, which is wholly-owned by Mr. Reese, has purchased
                                                    ==============================================================
                                                    6,667 Common Shares at $15.00 per share ($100,005.00) to provide
                                                    ================================================================
                                                    the Fund's initial capital.  As a result, upon completion of the
                                                    ================================================================
                                                    initial public offering, Mr. Reese and his affiliates will have
                                                    ===============================================================
                                                    purchased 67,000 Common Shares ($1,005,000.00), including Common
                                                    ================================================================
                                                    Shares purchased in the initial public offering.  See
                                                    ==================================================
                                                    "UNDERWRITING."

Use of Proceeds...............................      If all of the Common Shares offered hereby are sold at the offering price of $15.00 per Common Share, the net proceeds of the offering are estimated to be approximately $________, after deducting offering expenses payable by the Fund estimated at approximately $_________.  The Adviser has agreed to pay the
                                                    Fund's organizational expenses and offering costs (other than sales load) that exceed $0.06 per Common Share. The Fund will invest substantially all of the net proceeds of the offering in
                                                    Portfolio Funds in accordance with its investment objective, investment policies and principal strategies as soon as
                                                    practicable after the closing of this offering.  Based on
                                                    current market conditions and depending upon the availability of investment opportunities, the Adviser expects the Fund will be fully invested within three months.  However, it is possible that the Fund may take up to six months to be fully invested if a sufficient number of suitable investment opportunities  are not identified in the initial three months.  See "USE OF
                                                    PROCEEDS".

Listing..........................................   Prior to this offering, there has been no market for the Common
                                                    Shares.  The Fund has applied for listing on the American
                                                    Stock Exchange (the "Exchange") under the symbol HFF.

Investment Objectives and                           The Fund's investment objective is to seek capital
Principal Strategies.........................       appreciation.  The Fund will pursue its objective by investing substantially all of its assets in Portfolio Funds that employ a variety of absolute return investment strategies. Absolute return investment strategies attempt to generate positive
                                                    returns regardless of market conditions.  The Adviser expects to allocate the Fund's assets among approximately 15 to 20
                                                    Portfolio Funds.

                                                    The Fund will invest primarily in Portfolio Funds that are managed by alternative asset managers ("Portfolio Managers")
                                                    that employ a variety of absolute return investment strategies that each individually offers the potential for attractive investment returns.  By investing in Portfolio Funds that employ a variety of investment strategies, the Adviser will attempt to limit the Fund's overall investment exposure to any one trend in equity, debt and other markets that could impair the Fund's ability to achieve its investment objective.

                                                    The Adviser anticipates that the investment programs of the
                                                    Portfolio Managers will fall within one of the following broad categories of absolute return investment strategies: (1)
                                                    security selection, such as equity long/short investing,
                                                    distressed securities and market neutral strategies; (2)
                                                    arbitrage, such as convertible arbitrage, equity (or index)
                                                    arbitrage and merger arbitrage strategies; and (3) divergence, such as global macro strategies.

                                                    It is the current intention of the Adviser to invest from 40% to
                                                    60% of the Fund's assets in Portfolio Funds that, in the view of the Adviser, are substantially utilizing security selection strategies; 30% to 40% in Portfolio Funds that, in the view of the Adviser, are substantially utilizing arbitrage strategies, and 10% to 20% in Portfolio Funds that, in the view of the
                                                    Adviser, are substantially utilizing divergence strategies.

                                                    Many of the Portfolio Funds will use hedging and arbitrage techniques in the equity, fixed income and currency markets.
                                                    Portfolio Managers may invest and trade in a wide range of instruments and markets, including, but not limited to, U.S. and
                                                    non-U.S. equities and equity-related instruments (such as
                                                    warrants, options, and equity futures), currencies, financial futures, and fixed income and other debt-related instruments
                                                    (such as interest rate swaps or futures).  In connection with their investment programs, Portfolio Managers will make use of a variety of sophisticated investment techniques that often
                                                    involve, among other things, leveraging (borrowing money for investment purposes), short sales of securities, and
                                                    transactions in derivative securities and other financial
                                                    instruments such as options.  Portfolio Managers' use of these techniques will be an integral part of their investment
                                                    programs, and involves significant risks to the Fund.

                                                    CFM is responsible for selecting the Portfolio Funds and
                                                    determining the portion of the Fund's assets to be allocated to each Portfolio Fund, subject to the general supervision of the
                                                    Board of Directors.

                                                    Most Portfolio Funds will invest primarily in marketable
                                                    securities, although certain Portfolio Funds may also invest in privately placed securities and other investments that are illiquid.  Interests in the Portfolio Funds will not themselves be marketable and will only have limited liquidity.

                                                    Portfolio Managers are generally not limited as to the markets
                                                    (either by location or type, such as large capitalization, small capitalization or non-U.S.  markets) in which they may invest or the investment discipline that they may employ (such as value or growth or bottom-up or top-down analysis).  Portfolio Funds in which the Fund will invest may include private investment
                                                    limited partnerships, joint ventures, other investment companies and similar entities managed by Portfolio Managers.

                                                    See "INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES"
                                                    for more information.



The Investment Adviser.....................         CFM, a Delaware limited liability company, acts as the Fund's investment adviser.  The Fund will pay the Adviser a monthly fee computed at the annual rate of 1.95% of the Fund's average weekly net assets.


                                                    See "MANAGEMENT OF THE FUND" for more information.


Risk Factors...................................     An investor should purchase Common Shares only if he or she can tolerate a high degree of risk.  It is possible that an investor may lose some or all of his or her investment.  Before making an investment decision, investors should (i) consider the
                                                    suitability of this investment with respect to their investment objectives and personal situations and (ii) consider factors such as their personal net worth, income, age, risk tolerance and liquidity needs.

                                                    If you are considering a purchase of the Common Shares, you should carefully evaluate the risk factors discussed under "RISK
                                                    FACTORS" and all of the other information in this Prospectus and
                                                    Statement of Additional Information.

                                                    These risk factors of the Fund include the following:

                                                    o      Various risks (such as market risk, interest rate risk
                                                           or market capitalization risk) are associated with the
                                                           securities and other instruments in which Portfolio
                                                           Managers may invest and the specialized investment
                                                           techniques they may use.

                                                           For example, the Portfolio Managers may utilize a variety
                                                           of special investment instruments and techniques to hedge
                                                           the portfolios of the Portfolio Funds against various
                                                           risks (such as changes in interest rates or other factors
                                                           that affect security values) or for non-hedging purposes
                                                           to pursue a Portfolio Fund's investment objective.  These
                                                           strategies may be executed through derivative
                                                           transactions.  Certain of the special investment
                                                           instruments and techniques that the Portfolio Managers
                                                           may use are speculative and involve a high degree of
                                                           risk, particularly in the context of non-hedging
                                                           transactions.

                                                    o      The Fund and the Adviser are, and certain Portfolio
                                                           Funds may be, recently formed entities and have no
                                                           operating histories.  Moreover, the individual who will
                                                           manage the Fund for the Adviser has no prior experience
                                                           managing a hedge fund or a fund of funds and has no prior
                                                           experience evaluating the performance of hedge funds or
                                                           their portfolio managers.

                                                    o      Investors will bear fees and expenses at the Fund level
                                                           and also at the Portfolio Fund level.  Portfolio Managers
                                                           often receive annual fixed management fees as well as
                                                           incentive fees representing a substantial portion of a
                                                           Portfolio Fund's gain or income.

                                                    o      Portfolio Funds generally will not be registered or
                                                           subject to regulation as investment companies under the
                                                           1940 Act.  In addition, Portfolio Managers often will not
                                                           be registered as investment advisers under the Investment
                                                           Advisers Act of 1940, as amended (the "Advisers Act").

                                                    o      The Adviser will not be able to control the activities
                                                           of the Portfolio Funds and may have little or no means of
                                                           independently verifying information provided by Portfolio
                                                           Managers.

                                                    o      The Fund is a non-diversified fund and invests in
                                                           Portfolio Funds that may not have diversified investment
                                                           portfolios and may, in some cases, concentrate their
                                                           investments in a single industry or group of related
                                                           industries.  As a result of any such concentration of
                                                           investments of non-diversified portfolios, the portfolios
                                                           of such Portfolio Funds are subject to greater volatility
                                                           than if they had non-concentrated and diversified
                                                           portfolios.

                                                    o      The Fund may receive securities that are illiquid or
                                                           difficult to value in connection with withdrawals and
                                                           distributions from Portfolio Funds.

                                                    o      In order to qualify and to continue to qualify as a
                                                           regulated investment company under Subchapter M of the
                                                           Internal Revenue Code of 1986, as amended (the "Code"),
                                                           the Fund must distribute substantially all of its net
                                                           investment income and capital gains to shareholders.  The
                                                           Fund's obligation to distribute its net income and
                                                           capital gains to shareholders may prevent the Fund from
                                                           taking advantage of attractive investment opportunities.
                                                           Moreover, if the Fund does not generate sufficient cash
                                                           flow from operations, it may be forced to sell
                                                           investments at disadvantageous times, and in amounts that
                                                           the Adviser would not otherwise contemplate, or to borrow
                                                           money, in order to make such distributions.

                                                    o      The Fund's planned tender offers for Common Shares may
                                                           prevent the Fund from taking advantage of attractive
                                                           investment opportunities.  Moreover, if the Fund does not
                                                           generate sufficient cash flow from operations, it may be
                                                           forced to sell investments at disadvantageous times, and
                                                           in amounts that the Adviser would not otherwise
                                                           contemplate, or to borrow money, in order to make such
                                                           tender offers.  If the Fund borrows money, rather than
                                                           liquidate investments, to fund a tender offer, it is
                                                           subject to the risk that investment return on the Common
                                                           Shares will be reduced to the extent the cost of
                                                           borrowings exceeds income on the retained investments.

                                                    o      Subchapter M imposes strict requirements for the
                                                           diversification of investments and the distribution and
                                                           timely reporting of income and gains.  The Fund, however,
                                                           will be investing in Portfolio Funds that may not be
                                                           required to diversify investments and that may have
                                                           different tax reporting requirements and different tax
                                                           years.  The Fund will have limited means of ensuring
                                                           timely disclosure from the Portfolio Funds.  The results
                                                           of this lack of coordination and control could be that
                                                           the Fund would be subjected to excise taxes and even to
                                                           regular corporate income taxes.  In addition, investors
                                                           may receive information returns late, requiring them to
                                                           request extensions of time to file their tax returns.

                                                    o      Conflicts of interest may arise from the fact that the
                                                           Portfolio Managers generally will be carrying on
                                                           substantial investment activities for other clients in
                                                           which the Fund has no interest.  Situations may occur
                                                           where the Fund could be disadvantaged because of the
                                                           investment activities conducted by a Portfolio Manager
                                                           for another account.  In addition, Portfolio Managers
                                                           may, in pursuing independently of one another their
                                                           respective investment objectives, effect offsetting
                                                           transactions, which could result in the Fund bearing
                                                           transactional costs without obtaining any benefit.

                                                    o      The interests in the Portfolio Funds in which the Fund
                                                           invests or plans to invest will generally be illiquid.
                                                           As a result, the Fund may not be able to dispose of
                                                           Portfolio Fund interests that it has purchased in a
                                                           timely manner and, if adverse market conditions were to
                                                           develop during any period in which the Fund is unable to
                                                           sell Portfolio Fund interests, the Fund might obtain a
                                                           less favorable price than prevailed when it decided to
                                                           buy or sell.

                                                    o      Market prices will generally not be readily available
                                                           for most Portfolio Funds in which the Fund invests.
                                                           Accordingly, the valuation of the Fund's investments in
                                                           Portfolio Funds will ordinarily be determined based on
                                                           valuations provided by the Portfolio Managers for the
                                                           Portfolio Funds.  The Fund and the Adviser will attempt
                                                           to mitigate this risk by reviewing the valuation
                                                           procedures used by the Portfolio Managers and by
                                                           employing an independent third party to review weekly
                                                           schedules of portfolio securities provided by such
                                                           Portfolio Managers. The third party will independently
                                                           value the securities positions shown.  The Fund will use
                                                           this information in calculating the valuation of its
                                                           investments.

                                                    o      The availability of investment opportunities is
                                                           generally subject to market conditions and, in some
                                                           cases, the political or regulatory climate.  In addition,
                                                           the Fund may not be permitted by the Portfolio Manager to
                                                           make an investment in a Portfolio Fund.  There is no
                                                           assurance that the Fund will be able to identify and
                                                           complete attractive investments in the future.

                                                    o      The Fund may make additional investments in or effect
                                                           withdrawals from Portfolio Funds only at certain times.
                                                           As a result, the Fund may at certain times have to invest
                                                           a greater portion of its assets temporarily in high
                                                           quality debt securities, such as obligations of the U.S.
                                                           government or its agencies or instrumentalities.
                                                           Investments in high quality debt securities may be
                                                           inconsistent with the Fund's investment objective and may
                                                           result in a loss of investment opportunity.  This may
                                                           adversely affect the Fund's investment return or increase
                                                           the Fund's expenses.


                                                    o      The Fund is a closed-end fund.  Closed-end funds
                                                           frequently trade at a discount from net asset value.  The
                                                           risk of loss associated with this characteristic of
                                                           closed-end investment companies may be greater for
                                                           investors purchasing Common Shares in this offering and
                                                           expecting to sell the Common Shares soon after completion
                                                           thereof.  In addition, prior to this offering, there has
                                                                    =================================================
                                                           been no public market for the Common Shares.
                                                           ============================================
                                                           Consequently, there can be no assurance that an active
                                                           ======================================================
                                                           trading market in the Common Shares will develop and
                                                           ====================================================
                                                           continue after the offering.
                                                           ===========================


                                                    No guarantee or representation is made that the investment program of the Fund or any Portfolio Fund will be successful, that the various Portfolio Managers selected will produce
                                                    positive returns or that the Fund will achieve its investment objective.

                                                    See "RISK FACTORS."


Distributions to Shareholders..............         The Fund intends to distribute net investment income and capital gains annually.  See "DISTRIBUTIONS TO SHAREHOLDERS."


Tender Offers.................................      The Board of Directors intends to consider, on a semi-annual basis, whether the Fund should make a tender offer for its
                                                    Common Shares.  The Fund generally intends to make tender offers for up to 5% of the Fund's outstanding Common Shares at net asset value on a semi-annual basis and expects that it will make its first tender offer within the first six months of the Fund's
                                                    commencement of operations.    See "TENDER OFFERS."

Automatic Dividend Reinvestment                     The Fund has established an Automatic Dividend Reinvestment Plan
Plan..............................................  (the "Plan"). Under the Plan, all dividend and capital gain distributions will be automatically reinvested in additional
                                                    Common Shares of the Fund either purchased in the open market or issued by the Fund if the Common Shares are trading at or above their net asset value, in either case unless the shareholder elects to receive cash.  Shareholders who intend to hold their
                                                    Common Shares through a broker or nominee should contact such broker or nominee to determine whether or how they may
                                                    participate in the Plan.  There is no charge to participants for reinvesting dividends or capital gain distributions through the
                                                    Plan, except for certain brokerage commissions incurred with respect to open-market purchases in connection with the
                                                    reinvestment of dividends and distributions.  See "AUTOMATIC
                                                    DIVIDEND REINVESTMENT PLAN."


Custodian, Transfer Agent, Dividend Disbursing      SEI Private Trust Company will serve as custodian for the
                                                     =========================
Agent and Registrar...........                      Fund.  EquiServe Trust Company, N.A. and its affiliate,
                                                                  ===============================================
                                                    EquiServe, Inc., will serve as transfer agent, dividend
                                                    ================
                                                    disbursing agent and registrar for the Fund.  See "CUSTODIAN,
                                                    TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR."



                                FEES AND EXPENSES

     The following fee table and Example are intended to assist investors in understanding the costs and expenses that an investor in the Fund will bear directly or indirectly. The expenses associated with investing in a "fund of funds," such as the Fund, are generally higher than those of other types of funds that do not invest primarily in other investment vehicles. This is because the shareholders of a fund of funds also indirectly pay a portion of the fees and expenses, including performance-based compensation, charged at the underlying Portfolio Fund level. These indirect items are not reflected in the following chart or the Example below. For a more complete description of the various fees and expenses of the Fund, see "USE OF PROCEEDS," "MANAGEMENT OF THE FUND" and "UNDERWRITING."

Shareholder Transaction Expenses

     Sales Load (as a percentage of Offering Price) .................    4.50%
     Dividend Reinvestment Plan Fees(1)..............................     None

Annual Expenses (2)

     Management Fee...................................................   1.95%
     Other Expenses(3) ..............................................    0.34%
                                                                         -----
     Total Annual Expenses ............................................. 2.29%


     (1) The expenses of the Dividend Reinvestment Plan are included in Other Expenses of the Fund. For a description of the Dividend Reinvestment Plan, see "AUTOMATIC DIVIDEND REINVESTMENT PLAN."

     (2) Amounts are expressed as a percentage of the Fund's net assets and are based on estimated amounts for the Fund's current fiscal year after giving effect to anticipated net proceeds of the offering assuming that 6,666,667 Common Shares are purchased in the offering and that the Fund incurs the estimated offering expenses. These offering expenses are not included among the expenses shown in the table. The Fund will bear expenses in connection with the offering in an amount up to $0.06 per Common Share (0.40% of the offering price). The Adviser has agreed to pay organizational expenses and offering costs (other than sales load) that exceed $0.06 per Common Share.

     (3) Because the Fund is new, "Other Expenses" are based on estimated amounts for the current fiscal year. For a description of these expenses, see "MANAGEMENT OF THE FUND - Other Fund Expenses."


     The following Example demonstrates the projected dollar amount of total cumulative expense that would be incurred over various periods with respect to a hypothetical investment in the Fund. The Example assumes reinvestment of all dividends and distributions at net asset value, payment of a 4.50% sales load and an annual expense ratio of 2.29%.

EXAMPLE:

                                                               Cumulative Expenses Paid
                                                                  for the Period of:
                                          -------------------------------------------------------------------
                                          ---------------- ---------------- ----------------- ---------------
                                              1 YEAR           3 YEARS          5 YEARS          10 YEARS
                                              ------           -------          -------          --------

An investor would pay the
  following expenses on a
  $1,000 investment, assuming
  a 5% annual return
  throughout the periods                        $71             $118              $167             $302

     The table above and the assumption in the Example of a 5% annual return are required by Commission regulations applicable to all closed-end investment companies. The Example should not be considered as a representation of future expenses. Actual expenses may be more or less than those assumed for purposes of the Example. In addition, while the Example assumes reinvestment of all dividends and distributions at net asset value, participants in the Fund's
Automatic Dividend Reinvestment Plan may receive Common Shares purchased or issued at a price or value different from net asset value. See "AUTOMATIC DIVIDEND REINVESTMENT PLAN."



                                 USE OF PROCEEDS

     If all of the Common Shares offered hereby are sold at the offering price of $15.00 per Common Share, the net proceeds of the offering to the Fund, are estimated to be approximately $________, after deducting offering expenses payable by the Fund estimated at approximately $_______. The Adviser has agreed to pay organizational expenses and offering costs (other than sales load) that exceed $0.06 per Common Share.

     The Fund will invest substantially all of the net proceeds of the offering in Portfolio Funds in accordance with its investment objective, investment policies and principal strategies as soon as practicable after the closing of this offering. Based on current market conditions and depending upon the availability of investment opportunities, the Adviser expects the Fund will be fully invested within three months. However, it is possible that the Fund may take up to six months to be fully invested if a sufficient number of suitable investment opportunities are not identified in the initial three months. Pending full investment of the proceeds of the offering in Portfolio Funds, the proceeds of the offering will be invested in short-term high quality debt securities, such as securities of the U.S. government and its agencies and instrumentalities. The Fund may be prevented from achieving its objective during any time in which the Fund's assets are not substantially invested in accordance with its principal investment strategies.

                                    THE FUND

     The Fund was organized as a corporation under the laws of Maryland on June 28, 2002, and has registered with the Commission under the Investment Company Act of 1940, as amended (the "1940 Act") as a non-diversified closed-end management investment company. The Fund's principal office is located at 1725 I Street, N.W., Suite 300, Washington, D.C. 20006. The Fund's Adviser intends to be registered with the Commission under the Advisers Act prior to the commencement of the Fund's operations. See "MANAGEMENT OF THE FUND."


     The Fund is a "fund of funds" that provides a means for investors to participate in investments in Portfolio Funds by providing a single portfolio comprised of the securities of underlying hedge funds. The Fund is intended to give its shareholders:

o access to a variety of hedge funds that they otherwise might be unable to access because of high investment minimum requirements

o the benefits of reduced risk through diversification among a number of hedge funds employing various investment strategies

o an investment in a single professionally managed investment vehicle, which eliminates the need for investors to purchase securities in individual hedge funds

o because the Common Shares will be listed on the Exchange, the potential for greater liquidity than an investment directly in the underlying Portfolio Funds, which may restrict investors' ability to withdraw their funds to specific periods of time.

     The Fund is an appropriate investment only for those investors who can tolerate a high degree of risk.


     See "INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES" and "RISK FACTORS."


     The Fund is a closed-end investment company. These companies differ from open-end investment companies (commonly referred to as "mutual funds") in that closed-end investment companies have a fixed capital base, whereas open-end companies issue securities redeemable at net asset value at any time at the option of the shareholder and typically engage in a continuous offering of their Common Shares. Accordingly, open-end investment companies are subject to periodic asset in-flows and out-flows that can make the management of liquidity more difficult. Closed-end investment companies do not face the prospect of having to liquidate portfolio holdings to satisfy redemptions at the option of shareholders or having to maintain cash positions to meet the possibility of such redemptions. However, shares of closed-end companies frequently trade at a discount from net asset value. This risk may be greater for investors expecting to sell their shares soon after the completion of this offering.

            INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

Investment Objective

     The Fund's investment objective is to seek capital appreciation. There can be no assurance that the Fund will achieve its investment objective or avoid substantial losses. The Fund's investment objective may be changed by the Fund's Board of Directors without the vote of a majority of the Fund's outstanding voting securities. Notice will be provided to shareholders of the Fund thirty days prior to any such change.

Principal Investment Strategies

     The Fund will pursue its objective by investing substantially all of its assets in Portfolio Funds that employ a variety of absolute return investment strategies. Absolute return investment strategies attempt to generate positive returns regardless of market conditions. The Adviser expects to allocate the Fund's assets among approximately 15 to 20 Portfolio Funds.

     Portfolio Funds are investment funds, typically organized as limited partnerships or limited liability companies, that are not generally required to register under the Investment Company Act because they do not publicly offer their securities and are restricted as to either the number of investors permitted to invest in the fund or as to the qualifications of persons eligible to invest (determined with respect to the value of investment assets held) in the fund. The Fund will typically invest in Portfolio Funds that are exempt from registration because they limit their investors to "qualified purchasers." A "qualified purchaser" generally is an individual with at least $5 million in investment assets or an entity, like the Fund, with at least $25 million in investment assets. These types of investment funds are commonly known as hedge funds. A hedge fund is an investment structure for a private investment pool which may invest in a wide range of securities using a variety of investment strategies.

     Hedge funds typically have wide latitude to pursue investment programs designed to produce positive returns regardless of market conditions. Unlike traditional asset managers, many hedge fund managers try to create value by taking positions without reference to trends in the capital markets.

     The typical hedge fund has greater investment flexibility than traditional investment funds (such as mutual funds and most other registered investment companies) as to the types of securities owned, the types of trading strategies employed, and in many cases, the amount of leverage it may use. For example, hedge funds may invest in stocks, bonds, currencies, market indices, and a variety of other types of securities; and they may take long, short, spread, option or other types of positions in any of these securities. Hence hedge funds are able to provide risk and return characteristics that cannot be duplicated by regulated investment companies such as mutual funds, which have limits on what investment strategies they can employ.

     Many hedge funds employ a subset of investment alternatives available to them in order to focus on specific opportunities to generate positive returns regardless of market conditions. Generally, hedge fund investment strategies fall into one of three categories: security selection strategies, which attempt to exploit the mis-valuation of certain securities; arbitrage strategies, which seek to capitalize on the prices of two securities getting closer together; and divergence strategies, which try to profit from the value of two securities moving apart. Within each of these three broad categories are a number of sub-strategies, which allows hedge fund managers to pursue a variety of investment programs. See "Investment Categories" below.

     The Fund will  invest  primarily  in  Portfolio  Funds that are  managed by
Portfolio   Managers  that  employ  a  variety  of  absolute  return  investment strategies that individually offers the potential for attractive investment returns. By investing in Portfolio Funds that employ a variety of investment strategies, the Adviser will attempt to limit the Fund's overall investment exposure to any one general trend in equity, debt and other markets that could impair the Fund's ability to achieve its investment objective.

     The Adviser anticipates that the investment programs of the Portfolio Managers will fall within one of the following broad categories of absolute return investment strategies traditionally employed by hedge funds:

     o Security selection, such as equity long/short investing, distressed securities, and market neutral strategies;

     o Arbitrage, such as convertible arbitrage, equity (or index) arbitrage or merger arbitrage strategies; and

     o    Divergence, such as global macro and commodity trading strategies.

     See "Investment Categories" below for more detail on these strategies.

     The Adviser currently intends to invest from 40% to 60% of the Fund's assets in Portfolio Funds that, in the view of the Adviser, are substantially utilizing security selection strategies; 30% to 40% in Portfolio Funds that, in the view of the Adviser, are substantially utilizing arbitrage strategies; and 10% to 20% in Portfolio Funds that, in the view of the Adviser, are substantially utilizing divergence strategies.

     Many of the Portfolio Funds will use hedging and arbitrage techniques in the equity, fixed income and currency markets. Portfolio Managers may invest and trade in a wide range of instruments and markets, including, but not limited to, U.S. and non-U.S. equities and equity-related instruments, currencies, financial futures, and fixed income and other debt-related instruments. In connection with their investment programs, Portfolio Managers will make use of a variety of sophisticated investment techniques that often involve, among other things, leveraging (borrowing money for investment purposes), short sales of securities, and transactions in derivative securities and other financial instruments such as stock options, index options, futures contracts, and options on futures. Portfolio Managers' use of these techniques will be an integral part of their investment programs, and involves significant risks to the Fund.

     The Fund will not be limited with respect to the types of investment strategies that Portfolio Managers may employ or the markets or instruments in which they invest. The types of investment strategies and instruments which the Portfolio Managers may employ and their respective risks are discussed under "RISK FACTORS" and "OTHER INVESTMENT STRATEGIES AND TECHNIQUES OF THE PORTFOLIO FUNDS" below. The Fund's structure and its investment approach are intended to provide investors several advantages over direct investments in private investment funds, including:

     o the ability to invest in a professionally constructed and managed investment portfolio;

     o access to a diverse group of Portfolio Managers that utilize varying investment styles and strategies; and

     o    reduced  risk  exposure  that  comes  from   investing  with  multiple
          Portfolio Managers that have exhibited low volatility of investment returns and low correlation to one another.

     Most Portfolio Funds will invest primarily in marketable securities, although certain Portfolio Funds may also invest in privately placed securities and other investments that are illiquid. Interests in the Portfolio Funds will not themselves be marketable and will have limited liquidity.

     Portfolio Managers are generally not limited as to the markets (either by location or type, such as large capitalization, small capitalization or non-U.S. markets) in which they may invest or the investment discipline that they may employ (such as value or growth or bottom-up or top-down analysis). Portfolio Funds in which the Fund will invest may include private investment limited partnerships, joint ventures, other investment companies and similar entities managed by Portfolio Managers.

     To the extent permitted by applicable regulations and except as expressly provided in this Prospectus or the Fund's Statement of Additional Information, neither the name of the Fund nor any aspect of the Fund's investment program is a fundamental investment policy of the Fund, and each can be changed by the Fund's Board of Directors without shareholder approval. In the event of such a change, shareholders would receive notice.



         Portfolio Funds Selection Process

     CFM will employ a consistent, disciplined approach to selecting Portfolio Funds, which will involve focusing on attractive investment strategies, identifying a universe of funds which pursue those strategies, selecting from that universe of funds those which CFM believes will provide superior investment performance, monitoring the performance of Portfolio Funds to ensure that they are meeting the Fund's investment objectives, and, when necessary, altering the composition of the Fund's portfolio in response to investment performance and/or a changing investment landscape.

     CFM will identify and evaluate investment strategies within the many and varied strategies employed by hedge fund managers. The strategies CFM will evaluate include, but are not limited to, strategies falling under the broad headings of Security Selection, Arbitrage, and Divergence as described below under "Investment Categories." Based on its evaluation of the attractiveness of these strategies in light of the prevailing investment environment, CFM will pursue investments in Portfolio Funds which employ the strategies it deems attractive. CFM anticipates that it will be invested in a variety of hedge fund strategies at any given time.

     For each strategy it elects to pursue for potential investment, CFM will identify a universe of funds which employ that strategy. CFM will evaluate this universe of funds to determine whether or not to include a particular fund as a Portfolio Fund. This evaluation will generally consist of examining information relating to each fund and may include: the Portfolio Manager's performance during various time periods and market cycles; the Portfolio Manager's reputation, experience and training; its articulation of, and adherence to, its investment philosophy; the presence and deemed effectiveness of its risk management discipline; results of on-site interviews of the management team; the quality and stability of the Portfolio Manager's organization, including internal and external professional staff; and the existence of substantial investments in the Portfolio Manager's investment program by key personnel of the Portfolio Manager. The Adviser's due diligence activities in making its decisions may include examining a potential Portfolio Fund's legal and organizational documents, its compliance record and administrative procedures, and verifying a Portfolio Manager's staff resumes. In addition, the Fund will only consider Portfolio Funds that will contractually agree to provide weekly valuation reports to the Adviser and to provide weekly schedules of portfolio securities to an independent third party.

     CFM will evaluate regularly each Portfolio Fund for various purposes, including to determine whether its investment performance is satisfactory. In conducting this review, the Adviser will consider information regarding the Portfolio Fund and its management that is provided by or obtained from third party sources. The Fund's assets may be reallocated among Portfolio Funds, existing investments in Portfolio Funds may be terminated, and/or additional
Portfolio Funds may be selected by the Adviser in its discretion and in accordance with the Fund's investment objective. The selection of Portfolio Funds will not require the approval of shareholders.


         Percentage Limitations

     The Adviser does not intend to invest more than 10% of the Fund's net assets in any one Portfolio Fund. In addition, the Fund will limit its investment position in any one Portfolio Fund to less than 5% of the Portfolio Fund's outstanding voting securities, absent an SEC order (or assurances from the SEC staff) under which the Fund's contribution and withdrawal of capital from a Portfolio Fund in which it holds 5% or more of the outstanding interests will not be subject to various 1940 Act prohibitions on affiliated transactions. However, to permit the investment of more of its assets in smaller Portfolio Funds that do not have many investors but are deemed attractive by CFM, the Fund may purchase non-voting securities (securities from a class of shares with no voting rights) of Portfolio Funds, subject to a limitation that the Fund will not purchase voting and non-voting interests in a Portfolio Fund that in the aggregate represent 25% or more of the Portfolio Fund's outstanding equity.

     The Fund may elect to hold non-voting securities in Portfolio Funds or waive the right to vote in respect of a Portfolio Fund. In such cases, the Fund will not be able to vote on matters that require the approval of the interestholders of the Portfolio Fund, including matters adverse to the Fund's interests. The Fund does not intend to acquire a sufficient percentage of the economic interests in any Portfolio Fund to cause the Fund to control any Portfolio Fund. Applicable securities rules and interpretations may limit the percentage of voting or non-voting securities of any Portfolio Fund that may be held by the Fund.

     Unless otherwise specified, percentage limitations on investments will be applied at the time of investment. Therefore, these percentages could be exceeded due to fluctuations in the value of the Fund's portfolio securities or to pay expenses. The percentage limitations contained in the Fund's Prospectus and Statement of Additional Information apply at the time of purchase to direct investments made by the Fund. Accordingly, the Fund's investment limitations are not applied to the portfolio securities held by the Portfolio Funds in which the Fund may invest.


         Investment Categories

     The Adviser anticipates that the investment strategies of the Portfolio Managers will fall within one of three broad primary investment categories as set forth below. Particular investments made by the Portfolio Funds and the risks related thereto are further discussed under "RISK FACTORS" and "OTHER INVESTMENT STRATEGIES AND TECHNIQUES OF THE PORTFOLIO FUNDS" below. The Portfolio Managers may also engage in certain investment strategies not described below.

     1. Security Selection Strategies attempt to identify securities that are undervalued or overvalued by other market participants. Such strategies vary greatly with respect to the processes used to establish positions but in general involve taking "long" or "short" positions in securities or other financial instruments. A Portfolio Fund has a "long" position in a security if the fund owns the security or owns the right to acquire the security. A Portfolio Fund has a "short" position in a security if the fund has sold the security "short" or has the right to sell the security at a specific price. Security selection strategies include:

     o Equity long/short. A Portfolio Manager will invest in long and short positions in equity securities that are deemed to be under or overvalued. This strategy involves creating and managing long and short portfolios of common stock with the intent of generating non-market related returns, with an emphasis on a Portfolio Manager's discretionary approach based on fundamental research, rather than a pure quantitative analysis approach. Value is added primarily through superior security selection. There is typically low leverage used in these strategies. In terms of assets and number of funds, equity long/short represents the largest hedge fund category.

     o Distressed securities. A Portfolio Manager invests in the illiquid debt or equity of firms in or near bankruptcy to seek to profit from a potential recovery.

     o Market neutral. A Portfolio Manager uses balanced long and short positions in equity markets to protect the portfolio from overall market risk. A truly market neutral portfolio will have little or no correlation between the overall performance of the Portfolio Fund's portfolio and the general performance of equity and other markets and will have an equal weighting between the long and short positions.

     2. Arbitrage Strategies are based on the idea that two securities or market prices will get closer (or converge) over time. Holdings focus on asset specific return while minimizing exposure to systematic factors or market movements. Arbitrage strategies include the following types of strategies:

     o Convertible arbitrage. Seeks to profit from the mispricing of the embedded option in a convertible bond. Frequently, this strategy is characterized by a long, convertible position and corresponding short position in the underlying stock. Convertible arbitrage may use low or high levels of leverage depending upon the specific securities held by the Portfolio Manager.

     o Fixed income arbitrage. Attempts to capture mispricing within and across global fixed income markets and associated derivatives. Value may be added by taking advantage of advantageous tax provisions, yield curve anomalies, volatility differences and arbitraging bond futures versus the underlying bonds (basis trading). Typically, a large amount of leverage is used to enhance returns.

     o Currency hedging and arbitrage. Currency hedging seeks to "lock in," between trade and settlement date, the dollar value of a security a Portfolio Fund has agreed to buy or sell, or to hedge the dollar value of securities the Portfolio Fund already owns. Currency arbitrage seeks to capture the price difference between a basket currency and its component currencies.

     o Equity (or index) arbitrage. Exploits differences in prices between equity and equity derivative securities. For index arbitrage, the Portfolio Manager evaluates the pricing differences between the futures market and the cash or physical markets. Usually, this strategy is implemented through long positions in the stocks that underlie the index and short positions in the equity derivative security. Equity arbitrage strategies may use moderate to high amounts of leverage.

     o Merger arbitrage. Seeks to exploit the change in the price of a firm's securities as a result of a takeover or merger. Typically, the Portfolio Manager will take long positions in the securities of the target firm and short positions in the securities of the acquiring firm.

     3. Divergence Strategies generally involve predicting that prices of markets or securities will move apart. Examples of such strategies include:

     o Global macro. Seeks to profit from changes in global financial markets and take positions to take advantage of changes in interest rates, exchange rates, liquidity and other macroeconomic factors. Investments may be either long or short in cash securities, futures contracts, derivative contracts, or options, and may be in equities, fixed-income markets, currencies, or commodities (e.g., agricultural, metals, energy). This category is composed of two major management strategies: discretionary strategies and systematic strategies.

     Portfolio Managers using discretionary global macro strategies seek to profit by capturing market moves throughout a broad universe of investment opportunities. These opportunities include financial markets, such as global equity, currency, and fixed-income markets, as well as non-financial markets, such as the energy, agricultural, and metals markets. These Portfolio Managers utilize a combination of fundamental market research and information in conjunction with quantitative modeling to identify opportunities that exist within the markets. While the markets they invest in may be diverse, these Portfolio Managers tend to hold more concentrated positions in a limited number of markets at any one time. Positions may be long and short in different markets, and the Portfolio Managers tend to employ leverage.

     Portfolio Managers using systematic global macro strategies employ proprietary or other models to identify opportunities that exist within a diverse group of financial and non-financial markets and establish positions based on the models. While subjective investment decisions are made, such decisions are the result of a heavier reliance upon models than is the case with discretionary strategies. Portfolio Managers employing systematic strategies tend to hold positions in several markets at the same time, may be both long and short, and tend to use leverage when establishing positions. Within this category are Portfolio Managers who engage in "momentum investing," generally concentrating on the global equity markets. Portfolio Managers who engage in "momentum investing" may take positions in cash, cash equity securities, mutual funds, futures, options, and other derivative securities. These Portfolio Managers tend to use leverage when establishing positions and hold positions in several markets at the same time, and although they may be both long and short, for the most part, these Portfolio Managers tend to be long or in cash.

     o Managed futures/commodity trading advisors. There are two broad types of commodity trading advisors (CTAs): (i) systematic, which invest in trend-following strategies using technical analysis tools, and (ii) discretionary, which follow a judgmental approach to making trading decisions. Systematic portfolios generally have less volatility than their performance benchmarks, which can result in positive performance in equity market downturns. Discretionary portfolios tend to move in the same direction as their benchmarks in comparison to systematic CTAs. Both types of CTAs tend to use moderate amounts of leverage.


         Portfolio Rebalancing

     The Adviser intends to conduct comprehensive portfolio analysis and rebalance the Fund's portfolio periodically. Due to the general illiquidity of the Fund's investments in Portfolio Funds and, in some cases, restrictions on withdrawals from the Portfolio Funds, however, the Adviser may not be able to rebalance the Fund's portfolio periodically, if necessary, or at optimal times. Periodic rebalancing of the Fund's portfolio may create taxable distributions and other costs to shareholders.




                                  RISK FACTORS

     An investment in the Fund involves substantial risks, including the risk that the entire amount invested may be lost. You should purchase Common Shares only if you can afford to lose the total amount of your investment. The Fund will invest in hedge funds that invest in and actively trade securities and other financial instruments using a variety of strategies and investment techniques that may involve significant risks.

     The following summarizes some of the matters that you should consider before investing in the Fund. However, the risks described below may not include all of the risks associated with an investment in the Fund. Prospective investors should read this entire prospectus and the Fund's Statement of Additional Information and consult with their own advisers before deciding whether to invest. In addition, as the Fund's investment program develops and changes over time (subject to limitations established by the Fund's investment policies and restrictions), an investment in the Fund may in the future be subject to additional and different risk factors.

Risks Associated with the Fund's Common Shares

     Lack of Operating History and Fund Management Experience. Both the Fund and the Adviser are recently formed entities that do not have any operating history that investors can use to evaluate the Fund's investment performance. Moreover, the individual who will manage the Fund for the Adviser has no prior experience managing a hedge fund or evaluating the performance of other hedge funds or other hedge fund managers. The individual who will manage the Fund for the Adviser also has no prior experience managing an investment portfolio that will invest in other investment portfolios. In addition to the Fund, certain Portfolio Funds may be newly formed entities that have no operating history and may have Portfolio Managers without significant investment management experience. Accordingly, there can be no assurance that the Adviser's assessments of portfolio managers, and in turn their assessments of the short-term or long-term prospects of investments, will prove accurate. Thus, the Fund may not achieve its investment objective and the Fund's net asset value may decrease.


     Discount from Net Asset Value. Shares of closed-end funds frequently trade at a market price that is less than the value of the net assets attributable to those shares. The risk of loss associated with this characteristic of closed-end investment companies may be greater for investors purchasing Common Shares in this offering and expecting to sell the Common Shares soon after the completion thereof. In addition, prior to this offering, there has been no public market for the Common Shares. Consequently, there can be no assurance that an active trading market in the Common Shares will develop and continue after the offering. Whether investors will realize gains or losses upon the sale of the Common Shares will not depend directly upon the Fund's net asset value, but will depend upon the market price of the Common Shares at the time of sale. Since the market price of the Common Shares will be determined by such factors as relative demand for and supply of the Common Shares in the market, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below or above net asset value or at, below or above the initial offering price. The Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes.


     Non-Diversified Status. The Fund is a "non-diversified" investment company. Thus, there are no percentage limitations imposed by the 1940 Act on the percentage of the Fund's assets that may be invested in the securities of any one issuer. The Adviser does not intend to invest more than 10% of the value of the Fund's assets (measured at the time of purchase) in the securities of a single Portfolio Fund.

     Lack of Cash Flow for Required Distributions. In order to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Code, the Fund must distribute substantially all of its net investment income and capital gains to shareholders. The Fund's obligation to distribute its net income and capital gains to shareholders may prevent the Fund from taking advantage of attractive investment opportunities. Moreover, if the Fund does not generate sufficient cash flow from operations to make such distributions, it may be forced to liquidate investments in Portfolio Funds at disadvantageous times, and in amounts that the Adviser would not otherwise contemplate, or to borrow money. The requirement to make annual shareholder distributions may therefore inhibit the Fund's ability to achieve its investment objective.

     Additional Risks Related to Subchapter M. Subchapter M imposes strict requirements for the diversification of investments and the distribution and timely reporting of income and gains. The Fund, however, will be investing in Portfolio Funds that may not be required to diversify investments and that may have different tax reporting requirements and different tax years. The Fund will have limited means of ensuring timely disclosure from the Portfolio Funds. The results of this lack of coordination and control could be that the Fund would be subjected to excise taxes and even to regular corporate income taxes. In addition, investors may receive information returns late, requiring them to request extensions of time to file their tax returns.

     Lack of Cash Flow for Tender Offers. The Fund's planned tender offers for Common Shares may prevent the Fund from taking advantage of attractive investment opportunities. Moreover, if the Fund does not generate sufficient cash flow from operations, it may be forced to sell investments at disadvantageous times, and in amounts that the Adviser would not otherwise contemplate, or to borrow money, in order to make such tender offers. If the Fund borrows money, rather than liquidate investments, to fund a tender offer, it is subject to the risk that investment return on the Common Shares will be reduced to the extent the cost of borrowings exceeds income on the retained investments.





Risks Associated With the Portfolio Funds in Which the Fund Will Invest

     Availability of Investment Opportunities. The business of identifying and structuring investments of the types contemplated by the Fund is competitive and involves a high degree of uncertainty. The availability of investment opportunities generally will be subject to market conditions as well as, in some cases, the prevailing regulatory or political climate. No assurance can be given that the Fund will be able to identify and complete attractive investments in the future or that it will be able to invest fully the net proceeds of this offering. Similarly, identification of attractive investment opportunities by Portfolio Funds is difficult and involves a high degree of uncertainty. Even if an attractive investment opportunity is identified by a Portfolio Manager, a Portfolio Fund may not be permitted to take advantage of the opportunity to the fullest extent desired.

     Portfolio Funds Not Registered. The Portfolio Funds will not be registered as investment companies under the 1940 Act and, therefore, the Fund will not be entitled to the protections of the 1940 Act, which, among other provisions: (i) requires investment companies to have disinterested directors, (ii) requires securities held in custody to at all times be individually segregated from the securities of any other person and marked to clearly identify such securities as the property of such investment company, and (iii) regulates the relationship between the adviser and the investment company. In addition, the Portfolio Managers of the Portfolio Funds often will not be registered as investment advisers under the Advisers Act. In such cases, Portfolio Managers will not be subject to various disclosure requirements and rules that would apply to registered investment advisers.

     Portfolio Fund Interests Generally Illiquid. The interests in the Portfolio Funds in which the Fund invests or plans to invest will generally be illiquid. As a result, the Fund may not be able to dispose of Portfolio Fund interests that it has purchased in a timely manner and, if adverse market conditions were to develop during any period in which the Fund is unable to sell Portfolio Fund interests, the Fund might obtain a less favorable price than prevailed when it decided to buy or sell.

     Inability to Invest in or Withdraw from Portfolio Funds. Subscriptions to purchase the interests of Portfolio Funds are generally subject to restrictions or delays. The Portfolio Funds may place various restrictions on the Fund's ability to sell its investments in the Portfolio Funds, including limiting the timing and manner in which the Fund can sell its investments in Portfolio Funds. In the event that the Fund is able to make investments in or effect withdrawals from Portfolio Funds only at certain times, the Fund may have to invest a greater portion of its assets temporarily in high quality debt securities, such as obligations of the U.S. government or its agencies or instrumentalities, than it otherwise might wish to invest. Investments in high quality debt securities may be inconsistent with the Fund's investment objective and may result in losses of investment opportunity. This may adversely affect the Fund's investment return or increase the Fund's expenses.

     Portfolio Funds Generally Not Diversified. There are no requirements that the investments of Portfolio Funds be diversified. Portfolio Funds may target or concentrate their investments in particular markets, sectors, or industries. Portfolio Funds also may be considered to be non-diversified and invest without limit in a single issuer. As a result of any such concentration of investments of non-diversified portfolios, the portfolios of such Portfolio Funds are subject to greater volatility than if they had non-concentrated and diversified portfolios. Those Portfolio Funds that concentrate in a specific industry or target a specific sector will also be subject to the risks of that industry or sector, which may include, but not be limited to, rapid obsolescence of technology, sensitivity to regulatory changes, minimal barriers to entry, and sensitivity to overall market swings. The portfolio of the Fund may therefore be subject to greater risk than the portfolio of a similar fund with investments in underlying funds that are diversified.

     Portfolio Fund Operations Not Transparent. The Adviser will not be able to control the activities of the Portfolio Funds. A Portfolio Fund may use investment strategies that differ from its past practices and are not fully disclosed to the Adviser and that involve risks that are not anticipated by the Adviser. Some Portfolio Funds have limited operating history and some Portfolio Managers of Portfolio Funds have limited experience in managing assets.

     Valuation of the Fund's Investments. Market prices will generally not be readily available for most Portfolio Funds in which the Fund invests. Accordingly, the valuation of the Fund's investments in Portfolio Funds will ordinarily be determined based on valuations provided by the Portfolio Managers for such Portfolio Funds, subject to the determination by the Fund's Board of Directors, in accordance with the procedures set forth in the Fund's valuation procedures, that the value provided by the Portfolio Funds represents the fair value of the Fund's investments. See "NET ASSET VALUATION." The Fund and the Adviser will attempt to mitigate this risk by reviewing the valuation procedures used by the Portfolio Managers and by employing an independent third party to review weekly schedules of portfolio securities provided by such Portfolio Managers. The third party will independently value the securities positions shown. The Fund will use this information in calculating the valuation of its investments.

     Multiple Levels of Fees and Expenses. Investing in Portfolio Funds indirectly through the Fund, an investor bears asset-based management fees at the Fund level, in addition to any asset-based and performance-based management fees and allocations at the Portfolio Fund level. In addition, an investor in the Fund will bear a proportionate share of the fees and expenses of the Fund (including operating costs, distribution expenses, brokerage transaction expenses, and administrative fees) and, indirectly, similar expenses of the Portfolio Funds. The Fund may therefore have higher operating expenses than other closed-end funds with a different investment focus.

     Performance Incentive Arrangements. Each Portfolio Fund generally will be subject to a performance-based fee or allocation, irrespective of the performance of other Portfolio Funds and the Fund generally. Accordingly, a Portfolio Manager to a Portfolio Fund with positive performance may receive performance-based compensation from the Portfolio Fund, and thus indirectly from the Fund and its shareholders, even if the Fund's overall performance is negative. Fees payable to Portfolio Managers will range generally from 0.5% to 2% (annualized) of the average net asset value of the Fund's investment, and incentive allocations or fees generally range from 10% to 25% of a Portfolio Fund's net profits. These incentives may create an incentive for the Portfolio Manager to make investments that are riskier or more speculative than those that might have been made in the absence of the performance or incentive allocation. In addition, a performance incentive may be calculated on a basis that includes realized and unrealized appreciation of assets, which may be greater than if it were based solely on realized gains.

     Duplicative Transaction Costs. Investment decisions of the Portfolio Funds are made by their Portfolio Managers independently of each other. As a result, at any particular time, one Portfolio Fund may be purchasing securities of an issuer whose securities are being sold by another Portfolio Fund. Consequently, the Fund could incur indirectly transaction costs without accomplishing any net investment result.

     Indemnification of Portfolio Funds. The Fund may agree to indemnify certain of the Portfolio Funds and Portfolio Managers from any liability, damage, cost, or expense arising out of, among other things, certain acts or omissions relating to the offer or sale of Portfolio Fund shares. Portfolio Managers of private investment funds often have broad limitations on liability and broad indemnification rights.



Risks Associated with the Portfolio Funds' Investments

     Market Risk. The success of the Fund's investment program may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. These factors may affect the level and volatility of securities prices and the liquidity of investments held by Portfolio Funds. Unexpected volatility or illiquidity could impair the Fund's ability to achieve its investment objective or result in losses.

     Highly Volatile Markets. The prices of commodities contracts and all derivative instruments, including futures and options, can be highly volatile. Price movements of forward, futures and other derivative contracts in which a Portfolio Fund's assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies, financial instruments, futures and options. Such intervention often is intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. Portfolio Funds are also subject to the risk of the failure of any exchanges on which their positions trade or of the clearinghouses for those exchanges.

     Risks of Securities Investing. All securities investing and trading activities involve the risk of loss of capital. While the Adviser will attempt to moderate these risks, there can be no assurance that the Fund's investment activities will be successful or that investors will not suffer losses. Moreover, there is no limit on the types of investments the Portfolio Funds may make. As a result, the discussion in this Prospectus of potential investments that a Portfolio Fund may make cannot be comprehensive. Any decision to invest in this Fund should consider the possibility that the Portfolio Funds may make virtually any kind of investment, which will subject investors to risks associated with such investments.

     Equity Securities. The Portfolio Funds' investment portfolios may include long and short positions in common stocks, preferred stocks and convertible securities of U.S. and non-U.S. issuers. The Portfolio Funds' portfolio managers also may invest in depository receipts relating to non-U.S. securities. Equity securities are subject to market risk and can fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.

     Fixed Income Securities. The values of fixed income securities in which the Portfolio Funds may invest will change in response to fluctuations in interest rates (interest rate risk). When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If a Portfolio Fund invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of the Fund's investment in the Portfolio Fund may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

     Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of a Portfolio Fund's fixed income investments will affect the volatility of the Portfolio Fund's share price.

     In addition, the value of fixed income securities is directly affected by an issuer's ability to pay principal and interest on time (credit risk). If a Portfolio Fund invests in fixed income securities, the value of the Fund's investment in that Portfolio Fund may be adversely affected when an issuer fails to pay an obligation on a timely basis. A Portfolio Fund may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Portfolio. Such third party may be unwilling or unable to honor its financial obligations. The value of certain fixed-income securities can also fluctuate in response to perceptions of political stability or soundness of economic policies.

     Fixed income securities may be investment grade (rated in one of the four highest ratings categories by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P") or other nationally recognized rating agency), or below investment grade (high yield/ high risk debt securities). See Appendix A.

     Foreign Investment Risk. The Adviser anticipates that Portfolio Funds may invest in securities of non-U.S. companies and countries. Investing in these securities involves certain considerations not usually associated with investing in securities of U.S. companies or the U.S. government, including political and economic considerations, such as greater risks of expropriation and nationalization, confiscatory taxation, the potential difficulty of repatriating funds, general social, political and economic instability and adverse diplomatic developments; the possibility of imposition of withholding or other taxes on dividends, interest, capital gain or other income; the small size of the securities markets in which such securities trade and the low volume of trading, resulting in potential lack of liquidity and in price volatility; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; and certain government policies that may restrict a Portfolio
Manager's investment opportunities. In addition, accounting and financial reporting standards that prevail in foreign countries generally are not equivalent to United States standards and, consequently, less information may be available to investors in companies located in such countries than is available to investors in companies located in the United States. The values and relative yields of investments in the securities markets of different countries, and their associated risks, may change independently of each other. There is also less regulation, generally, of the securities markets in foreign countries than there is in the United States. In addition, unfavorable changes in foreign currency exchange rates relative to the U.S. dollar may adversely affect the U.S. dollar values of securities denominated in foreign currencies or traded in non-U.S. markets. Portfolio Managers of the Portfolio Funds may, but are generally not required to, hedge against such risk, and there is no assurance that any attempted hedge will be successful.

     Market Capitalization Risk. The securities in which the Portfolio Managers will invest fall into three broad market capitalization categories: large, medium and small. Investing primarily in one category carries the risk that current market conditions may cause that category to be out of favor. If valuations of large capitalization companies are significantly greater than the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio Fund that invests in these companies to increase in value more rapidly than a Portfolio Fund that invests in larger, fully-valued companies. Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

     Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (i.e., those having continuous operation histories of less than three years), which carries additional risks. New issuers may be more speculative because such companies have shorter operating histories. Moreover, these companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

     Investment Style Risk. Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Portfolio Fund may outperform or underperform other funds that employ a different investment style. A Portfolio Fund may also employ a combination of styles that impact its risk characteristics.

     Illiquid Portfolio Investments. Portfolio Funds may invest in securities that are subject to legal or other restrictions on transfer or for which no liquid market exists. The market prices, if any, for such securities tend to be volatile and a Portfolio Fund may not be able to sell them when it desires to do so or to realize what it perceives to be their fair value in the event of a sale. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at prices that are lower than similar securities that are not subject to restrictions on resale.



Risks Associated With Special Investment Instruments and Techniques

     The Portfolio Managers of the Portfolio Funds may utilize a variety of special investment instruments and techniques to hedge the portfolios of the Portfolio Funds against various risks (such as changes in interest rates or other factors that affect security values) or for non-hedging purposes to pursue a Portfolio Fund's investment objective. These strategies may be executed through derivative transactions. Certain of the special investment instruments and techniques that the Portfolio Funds' Portfolio Managers may use are speculative and involve a high degree of risk, particularly in the context of non-hedging transactions.

     Derivatives. Derivatives are securities and other instruments the value or return of which is based on the performance of an underlying asset, index, interest rate or other investment. Derivatives may be volatile and involve various risks, depending upon the derivative and its function in a portfolio.
Certain swaps, options and other derivative instruments may be subject to various types of risks, including market risk, liquidity risk, the risk of non-performance by the counterparty, including risks relating to the financial soundness and creditworthiness of the counterparty, legal risk and operations risk. Special risks may apply to instruments in which Portfolio Funds invest in the future that cannot be determined at this time or until such instruments are developed or invested in by Portfolio Funds.

     Call and Put Options. There are risks associated with the sale and purchase of call and put options. The seller (writer) of a call option which is covered (e.g., the writer holds the underlying security) assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire investment in the call option.

     The seller (writer) of a put option which is covered (e.g., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received, and gives up the opportunity for gain on the underlying security below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing his entire investment in the put option.

     Hedging Transactions. The Portfolio Managers of the Portfolio Funds may utilize a variety of financial instruments, such as derivatives, options, interest rate swaps, caps and floors, futures and forward contracts to seek to hedge against declines in the values of their portfolio positions as a result of changes in currency exchange rates, certain changes in the equity markets and market interest rates and other events. Hedging transactions may also limit the opportunity for gain if the value of the hedged portfolio positions should increase. It may not be possible for the Portfolio Managers to hedge against a change or event at a price sufficient to fully protect a Portfolio Fund's assets from the decline in value of the portfolio positions anticipated as a result of such change. In addition, it may not be possible to hedge against certain changes or events at all. While a Portfolio Manager may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, or the risks of a decline in the equity markets generally or one or more sectors of the equity markets in particular, or the risks posed by the occurrence of certain other events, unanticipated changes in currency or interest rates or increases or smaller than expected decreases in the equity markets or sectors being hedged or the non-occurrence of other events being hedged may result in a poorer overall performance for the Fund than if the Portfolio Manager had not engaged in any such hedging transaction. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio position being hedged may vary. Moreover, for a variety of reasons, the Portfolio Managers may not seek to establish a perfect correlation between such hedging instruments and the portfolio positions being hedged. Such imperfect correlation may prevent the Portfolio Managers from achieving the intended hedge or expose the Fund to additional risk of loss.

     Foreign Currency Transactions. Foreign currency transactions are entered into for the purpose of hedging against foreign exchange risk arising from the Portfolio Fund's investment or anticipated investment in securities denominated in foreign currencies. A Portfolio Fund also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Foreign currency transactions include the purchase of foreign currency on a spot (or cash) basis, contracts to purchase or sell foreign currencies at a future date (forward contracts), the purchase and sale of foreign currency futures contracts, and the purchase of exchange traded and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.

     These hedging transactions do not eliminate fluctuations in the underlying prices of the securities which the Portfolio Fund owns or intends to purchase or sell. They simply establish a rate of exchange which can be achieved at some future point in time.

     Foreign currency exchange rates may fluctuate significantly over short periods of time. A forward foreign currency exchange contract reduces the Portfolio Fund's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency, it will receive. Contracts to sell foreign currency will limit any potential gain which might be realized by the Portfolio Fund if the value of the hedged currency increases. In the case of forward contracts entered into for the purpose of increasing return, the Portfolio Fund may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts also involve the risk that the counterparty to the contract may fail to perform its obligations to the Portfolio Fund. The purchase and sale of foreign currency futures contracts and the purchase of call and put options on foreign currency futures contracts and on foreign currencies involve certain risks associated with derivatives.

     Counterparty Credit Risk. Many of the markets in which the Portfolio Funds effect their transactions are "over-the-counter" or "inter-dealer" markets. The participants in these markets are typically not subject to credit evaluation and regulatory oversight as are members of "exchange based" markets. To the extent a Portfolio Fund invests in swaps, derivative or synthetic instruments, or other over-the-counter transactions on these markets, it is assuming a credit risk with regard to parties with whom it trades and may also bear the risk of settlement default. These risks may differ materially from those associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries.

     Transactions entered into directly between two counterparties generally do not benefit from such protections. This exposes a Portfolio Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Portfolio Fund to suffer a loss. Such counterparty risk is accentuated in the case of contracts with longer maturities where events may intervene to prevent settlement, or where a Portfolio Fund has concentrated its transactions with a single or small group of counterparties. Portfolio Funds are not restricted from dealing with any particular counterparty or from concentrating any or all of their transactions with one counterparty. The ability of Portfolio Funds to transact business with any one or number of counterparties, the lack of any independent evaluation of such counterparties' financial capabilities and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

     Distressed Securities. Certain of the companies in whose securities the Portfolio Funds may invest may be in transition, out of favor, financially leveraged or troubled, or potentially troubled, and may be or have recently been involved in major strategic actions, restructurings, bankruptcy, reorganization or liquidation. These characteristics of these companies can cause their securities to be particularly risky. Such securities may be considered speculative, and the ability of the companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within the companies. A Portfolio Fund's investment in any instrument is subject to no minimum credit standard, and a significant portion of the obligations and preferred stock in which a Portfolio Fund may invest may be less than investment grade (commonly referred to as junk bond), which may result in the Portfolio Fund experiencing greater losses than it would incur if investing in higher rated instruments.

     Leverage; Interest Rates; Margin. The Fund is authorized to borrow money for investment purposes, to fund tender offers, to pay distributions of income and capital gains and for cash management purposes. Portfolio Funds generally are also permitted to borrow money. Although the Fund does not intend to borrow funds except in the event that it must do so in order to make required distributions under the Code or to fund tender offers, the Portfolio Funds may directly or indirectly borrow funds from brokerage firms and banks. Borrowing for investment purposes is known as "leverage." Portfolio Funds may also "leverage" by using options, swaps, forwards and other derivative instruments. Although leverage presents opportunities for increasing total investment return, it has the effect of potentially increasing losses as well. Any event that adversely affects the value of an investment, either directly or indirectly, of a Portfolio Fund could be magnified to the extent that leverage is employed. The cumulative effect of the use of leverage, directly or indirectly, in a market that moves adversely to the investments of the entity employing the leverage could result in a loss that would be greater than if leverage were not employed. In addition, to the extent that the Portfolio Managers or Portfolio Funds borrow funds, the rates at which they can borrow may affect the operating results of the Fund.

     If the Fund does borrow money from banks or through reverse repurchase agreements, the Fund will pay interest on that money and may incur other transaction costs, and may pledge some assets as collateral. Borrowing expenses can exceed the income received or capital appreciation realized by the Fund from any securities purchased with borrowed money. Further, the Portfolio Fund may invest borrowed money in securities which lose value, thereby increasing the amount of loss incurred.

     Short-term margin borrowings by Portfolio Funds results in certain additional risks. For example, should the securities that are pledged to brokers to secure margin accounts decline in value, or should brokers from which the Portfolio Funds have borrowed increase their maintenance margin requirements
(i.e., reduce the percentage of a position that can be financed), then the Portfolio Funds could be subject to a "margin call," pursuant to which they must either deposit additional funds with the broker or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a precipitous drop in the value of the assets of a Portfolio Fund, it might not be able to liquidate assets quickly enough to pay off the margin debt and might suffer mandatory liquidation of positions in a declining market at relatively low prices, thereby incurring substantial losses. For these reasons, the use of borrowings for investment purposes is considered a speculative investment practice.

     Securities Lending. Some or all of the Portfolio Funds may lend securities from their portfolios to brokers, dealers, and other financial institutions needing to borrow securities to complete certain transactions. The lending portfolio continues to be entitled to payments of amounts equal to the interest, dividends, or other distributions payable on the loaned securities, as well as interest on the investment of any collateral or a fee from the borrower. Portfolio Funds may not be subject to the same borrowing limitations that apply to registered investment companies. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

     Short Selling. The Portfolio Managers may engage in short selling. Short selling involves selling securities that are not owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows an investor to profit from declines in market prices to the extent such declines exceed the transaction costs and the costs of borrowing the securities. A short sale creates the risk of an unlimited loss, as the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss, and there can be no assurance that the securities necessary to cover a short position will be available for purchase. For these reasons, short selling is considered a speculative investment practice.

     Portfolio Funds may also effect short sales "against the box." These transactions involve selling short securities that are owned (or that a Portfolio Fund has the right to obtain). When a Portfolio Fund enters into a short sale against the box, it will set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will hold such securities while the short sale is outstanding. Portfolio Funds will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against the box.

     In addition to the investment techniques discussed above, a Portfolio Fund may at times invest a portion of its assets in certain investment strategies and may engage in certain other investment techniques that are discussed under "OTHER INVESTMENT STRATEGIES AND TECHNIQUES OF THE PORTFOLIO FUNDS" beginning on page 39.

Recent Developments

     The terrorist attacks in the U.S. on September 11, 2001 had a disruptive effect on the securities markets. The war in Iraq also has resulted in recent market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the U.S. and worldwide. The Fund does not know how long the securities markets will continue to be affected by these events and cannot predict the effects of the war or similar events in the future on the U.S. economy and securities markets.

Anti-Takeover Provisions

     Certain anti-takeover provisions adopted by the Fund will make a change in the Fund's business or management without the approval of the Board of Directors more difficult and might have the effect of depriving shareholders of an opportunity to sell their Common Shares at a premium above the prevailing market price. For a discussion of these and other anti-takeover provisions, see "DESCRIPTION OF CAPITAL STOCK - Anti-Takeover Provisions of the Articles of Incorporation and By-Laws."

Temporary Defensive Position

     In an attempt to respond to adverse market, economic, political, or other conditions, the Fund may invest up to 100% of its assets in cash or cash equivalents including securities of the U.S. government and its agencies and instrumentalities, commercial paper, bank certificates of deposit or shares of money market funds. The Fund's investments in foreign cash equivalents will be limited to those that, in the opinion of the Adviser, equate generally to U.S. commercial paper and securities of the U.S. government and its agencies and instrumentalities. Investments in bank obligations will be limited at the time of investment to the obligations of the 100 largest domestic banks, in terms of assets, that are subject to regulatory supervision by the U.S. government or state governments, and the obligations of the 100 largest foreign banks, in terms of assets, with branches or agencies in the United States. These investments may be inconsistent with the Fund's investment objective and may result in a loss of investment opportunity, which could result in a lower return than would have been obtained had the Fund adhered to its standard investment policies.


Other Risks

     Inability to Vote or Exercise Control. The Fund may elect to hold non-voting securities in Portfolio Funds or waive the right to vote in respect of a Portfolio Fund. In such cases, the Fund will not be able to vote on matters that require the approval of the interestholders of the Portfolio Fund, including matters adverse to the Fund's interests. The Fund does not intend to acquire a sufficient percentage of the economic interests in any Portfolio Fund to cause the Fund to control any Portfolio Fund. Applicable securities rules and interpretations may limit the percentage of voting or non-voting securities of any Portfolio Fund that may be held by the Fund.

     Dilution. If a Portfolio Manager limits the amount of capital that may be contributed to a Portfolio Fund from the Fund, or if the Fund declines to purchase additional interests in a Portfolio Fund, continued sales of interests in the Portfolio Fund to others may dilute the returns for the Fund from the Portfolio Fund.

     Portfolio Funds Organized Outside of United States. Some of the Portfolio Funds may be organized outside of the United States. As a result, a Portfolio Fund organized outside of the United States may be subject to certain risks not present in a Portfolio Fund organized in the United States. For example, it may be more difficult for the Fund to enforce its rights offshore and the regulations applicable to those jurisdictions may be less stringent.

     Inside Information. From time to time, the Fund or its affiliates may come into possession of material, non-public information concerning an entity in which the Fund has invested, or proposes to invest. Possession of that information may limit the ability of the Fund to buy or sell securities of the entity.

Portfolio Turnover Rate

     Portfolio Funds may invest on the basis of short-term market considerations. The turnover rate within the Portfolio Funds may be significant, potentially involving substantial brokerage commissions and fees. The Fund will have no control over this turnover. High portfolio turnover rates can also have adverse tax consequences to investors. In addition, the withdrawal of the Fund from a Portfolio Fund could involve expenses to the Fund under the terms of the Fund's investment.

     You should carefully consider your ability to assume the foregoing risks before making an investment in the Fund. The Statement of Additional Information for this Prospectus also contains information about risks associated with an investment in the Fund. An investment in Common Shares of the Fund is not appropriate for all investors.

          MANAGEMENT OF THE FUND

Board of Directors

     The management of the Fund, including general supervision of the duties performed by the Adviser, is the responsibility of the Board of Directors. See "DIRECTORS AND OFFICERS" in the Statement of Additional Information for more information.


Adviser

     The Fund has engaged CFM to provide professional investment management for the Fund pursuant to an Advisory Agreement dated October 22, 2003. The Adviser is a Delaware limited liability corporation organized on June 25, 2002. The Adviser will be a registered investment adviser under the Advisers Act prior to the commencement of operations of the Fund. The business address of the Adviser and its officers and Directors is 1725 I Street, N.W., Suite 300, Washington, D.C. 20006. Subject to the authority of the Board of Directors, the Adviser will be responsible for overall management of the Fund's business affairs.

     The Adviser is wholly-owned by J. Mitchell Reese. Mr. Reese is the founder, Chairman and Chief Executive Officer of the Adviser and Chairman of the Fund.

     Pursuant to the Advisory Agreement, the Fund has retained the Adviser to manage the investment of the Fund's assets and to provide such investment research, advice and supervision, in conformity with the Fund's investment objective and policies, as may be necessary for the operations of the Fund.

     The Advisory Agreement provides, among other things, that the Adviser will bear all expenses of its employees and overhead incurred in connection with its duties under the Advisory Agreement, and will pay all salaries of the Fund's Directors and officers who are affiliated persons (as such term is defined in the 1940 Act) of the Adviser. The Advisory Agreement provides that the Fund shall pay to the Adviser a monthly fee for its services which is equal to 1.95% per annum of the Fund's average weekly net assets, which, for purposes of determining the Adviser's fee, shall be the average weekly value of the total assets of the Fund, minus the sum of accrued liabilities (including accrued expenses) of the Fund and any declared but unpaid dividends on the Common Shares.

         Portfolio Management

     Mr. Reese is primarily responsible for the day-to-day management of the Fund's portfolio. Prior to founding CFM, from December 2000 to May 2002, Mr. Reese was a private investor. From August 1997 to November 2000, Mr. Reese was a Managing Director of The Carlyle Group, a private equity firm which manages over $14 billion, where he headed the firm's $250 million U.S. Venture Capital Fund. From October 1990 to July 1997, Mr. Reese was a Managing Director of Morgan Keegan & Company, Inc., where he was successively head of the Mergers and Acquisitions Group, co-head of Investment Banking, and President of the firm's Merchant Banking subsidiary. From 1986 to 1990 he was an Associate and then a Vice President at Alex Brown & Sons. Mr. Reese received a BA, cum laude, from Harvard College and an MBA from Harvard Business School.

     The Adviser may employ consultants to provide certain information services which will assist CFM in selecting and monitoring Portfolio Funds. The cost of any consultants will be borne by the Adviser. The Adviser currently intends to utilize the services of Investors Select Advisors in such a capacity. Investors Select Advisors manages approximately $400 million in nine funds of hedge funds. Based in New York City, Investor Select Advisors employs a global team of 16 people in 7 offices and is focused exclusively on hedge funds of funds.

Administration Agreement


     The Fund's administrator is SEI Investments Global Funds Services (the "Administrator"). The Administrator will perform administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and provides the Fund with administrative office facilities. For these services, the Fund will pay a monthly fee at an annual rate of 0.10% of its month end net assets with an annual minimum fee of $90,000.


Other Fund Expenses

     The Fund will pay all of the Fund's expenses other than those that the Adviser assumes. The expenses of the Fund will include, but are not limited to, fees and expenses in connection with the organization of the Fund including offering expenses, brokerage commissions and placement fees; interest and fees on any borrowings by the Fund; fees and expenses of outside legal counsel (including fees and expenses associated with review of documentation for prospective investments by the Fund) and independent auditors; taxes and governmental fees (including tax preparation fees); fees of Directors who are not "interested persons" under the 1940 Act; custody fees; expenses of printing and distributing reports, notices, and proxy material to shareholders; expenses of printing and filing reports and other documents with government agencies; expenses of shareholder meetings; expenses of corporate data processing and related services; expenses of shareholder recordkeeping; insurance premiums; and extraordinary expenses such as litigation expenses. The Fund may be required to sell portfolio securities to pay fees and expenses, which could cause the Fund to realize taxable gains.


     The Fund's organizational and offering expenses (other than sales load) are estimated at $345,400. The Adviser has agreed to pay the Fund's organizational expenses and offering costs (other than sales load) that exceed $0.06 per Common Share. The organizational expenses will be expensed as incurred.


     The Portfolio Funds will bear various fees and expenses in connection with their operations. These fees and expenses are similar to those incurred by the Fund. The Portfolio Funds will pay asset-based fees to their Portfolio Managers and generally may pay performance-based fees or allocations to their Portfolio Managers, which effectively reduce the investment returns of the Portfolio Funds. These expenses, fees, and allocations are in addition to those incurred by the Fund itself. As an investor in the Portfolio Funds, the Fund will bear a portion of the expenses and fees of the Portfolio Funds. Fees payable to Portfolio Managers of the Portfolio Funds will generally range from 0.5% to 2% (annualized) of the average net asset value of the Fund's investment, and incentive allocations or fees generally range from 10% to 25% of a Portfolio Fund's net profits or performance.


        OTHER INVESTMENT STRATEGIES AND TECHNIQUES OF THE PORTFOLIO FUNDS

     In addition to the hedging techniques discussed under "RISK FACTORS" above, a Portfolio Fund may at times invest a portion of its assets in the investment strategies and may engage in certain investment techniques described below. The Statement of Additional Information provides a more detailed discussion of certain of these and other securities. The Portfolios Funds are not limited by this discussion and may invest in other types of securities not precluded by the policies discussed elsewhere in this Prospectus.

     Brady Bonds. Brady Bonds are collateralized or uncollateralized fixed income securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady Bonds have been issued only recently and, accordingly, do not have a long payment history. These securities are subject to credit risk and interest rate risk.

     Convertible Securities. Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio. Traditionally, convertible securities have paid dividends or interest rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. These securities are also subject to market risk, interest rate risk and credit risk.

     Depositary Receipts. Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares). These instruments are subject to market risk and foreign investment risk.

     Direct Participation in Corporate Loans. By purchasing a loan, a Portfolio Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase. A Portfolio Fund may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default. Certain of the loans acquired by a Portfolio Fund may involve revolving credit facilities or other standby financing commitments which obligate the Portfolio Fund to pay additional cash on a certain date or on demand.

     The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Portfolio Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value or at a loss.

     Forward Commitments, When-Issued and Delayed Delivery Securities. Forward commitments, when-issued and delayed delivery securities generally involve the purchase of a security with payment and delivery at some time in the future (i.e., beyond normal settlement). Portfolio Funds do not earn interest on such securities until settlement and bear the risk of market value fluctuations between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner.

     High Quality Short-Term Debt Obligations including Bankers' Acceptances, Commercial Paper, Certificates of Deposit and Eurodollar Obligations Issued or Guaranteed by Bank Holding Companies in the U.S., their Subsidiaries and Foreign Branches or of the World Bank; Variable Amount Master Demand Notes and Variable Rate Notes Issued by U.S. and Foreign Corporations. Commercial paper is a short-term debt obligation with a maturity ranging from one to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash.

     Eurodollar obligations are dollar-denominated securities issued outside the U.S. by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions.

     Variable amount master demand notes differ from ordinary commercial paper in that they are issued pursuant to a written agreement between the issuer and the holder, their amounts may be increased from time to time by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, they are payable on demand, the rate of interest payable on them varies with an agreed formula and they are typically not rated by a rating agency. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for them. Any variable amount master demand note purchased by a Portfolio Fund will be regarded as an illiquid security.

     Commercial paper, Eurodollar obligations and variable amount master demand notes are subject to credit risk, interest rate risk and foreign investment risk.

     High Yield/High Risk Debt Securities. High yield/high risk debt securities are securities that are rated below investment grade by the primary rating agencies (e.g., BB or lower by S&P and Ba or lower by Moody's). Other terms commonly used to describe such securities include "lower rated bonds," "noninvestment grade bonds," and "junk bonds."

     High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A Portfolio Fund with high yield debt securities may be more susceptible to credit risk and market risk than a Portfolio Fund that invests only in higher quality debt
securities,   because  these   lower-rated   debt  securities  are  less  secure
financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, a Portfolio Manager may find it more difficult to sell these securities or may have to sell them at lower prices.

     Hybrid Instruments. Hybrid instruments were recently developed and combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. They are often indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity security index. Examples of hybrid instruments include debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, or preferred stock with dividend rates determined by reference to the value of a currency.

     Hybrids may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of the instrument could be zero. Hybrids can have volatile prices and limited liquidity and their use by a Portfolio Fund may not be successful.

     Illiquid and Restricted Securities. Each Portfolio Fund may invest a portion of its assets in restricted and illiquid securities, which are investments that the Portfolio Fund cannot easily resell or that have contractual or legal restrictions on resale. Restricted securities include those which are not registered under the 1933 Act and are purchased directly from the issuer or in the secondary market (private placements).

     If a Portfolio Fund buys restricted or illiquid securities, it may be unable to quickly resell them or may be able to sell them only at a price below current value or could have difficulty valuing the securities precisely.

     In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

     Indexed Securities. A Portfolio Fund may invest in indexed securities whose value is linked to foreign currencies, interest rates, commodities, indices or other financial indicators. Most indexed securities are short to intermediate term fixed income securities whose values at maturity (i.e., principal value) or interest rates rise or fall according to changes in the value of one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself and could involve the loss of all or a portion of the principal amount of, or interest on, the instrument.

     Interest Rate Transactions. Interest rate transactions are hedging transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. They are used by a Portfolio Fund in an attempt to protect the value of its investments from interest rate fluctuations. Interest rate swaps involve the exchange by the Portfolio Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. Portfolio Managers engaging in interest rate transactions may incorrectly predict the direction of interest rates resulting in losses to the Portfolio Fund.

     Investment Grade Debt Securities. Investment grade debt securities are securities rated in one of the four highest rating categories by S&P, Moody's or other nationally recognized rating agency. These securities are subject to interest rate risk and credit risk. Securities rated in the fourth investment category by a nationally recognized rating agency (e.g., BBB by S&P and Baa by Moody's) may have speculative characteristics.

     PIK (pay-in-kind) Debt Securities and Zero-Coupon Bonds. PIK debt securities are debt obligations which provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash.

     Zero-coupon bonds are bonds that provide for no current interest payment and are sold at a discount. These investments pay no interest in cash to its holder during its life and usually trade at a deep discount from their face or par value. These investments may experience greater volatility in market value due to changes in interest rates than debt obligations which make regular payments of interest. Portfolio Funds will accrue income on such investments for tax accounting purposes, as required, which is passed through to shareholders including the Fund. In order to qualify as a regulated investment company under the Code, the Fund must treat this accrued income as income that must be distributed to its shareholders. Because no cash is received at the time of accrual, the Fund may have to liquidate other investments, or borrow money, to satisfy its distribution obligations.

     These securities are subject to credit risk and interest rate risk.

     Preferred Stocks. Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and in liquidation. Preferred stock generally does not carry voting rights. Preferred stocks are subject to market risk. In addition, because preferred stocks generally pay fixed dividends, an increase in interest rates may cause the price of a preferred stock to fall.

     Real Estate Investment Trusts. Real estate investment trusts ("REITs") are entities which invest in commercial and other real estate properties. Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended, movements in interest rates, or changes in borrowing costs as compared to its yield on mortgage assets. REITs are dependent upon management skills, may not be diversified and are subject to credit risks and tenant defaults. REITs are also required to pay out a substantial portion of their taxable income to shareholders, and are subject to being taxed as a C corporation if they fail to meet the REIT requirements of the Code. REITS are also subject to further risk that they may fail to maintain exemption from the 1940 Act.

     Repurchase Agreements. Repurchase agreements involve the purchase of a security by a Portfolio Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash.

     Repurchase agreements involve credit risk (i.e., the risk that the seller will fail to repurchase the security, as agreed). In that case, the Portfolio Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

     Reverse Repurchase Agreements. Reverse repurchase agreements involve the sale of a security by a Portfolio Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio Fund to buy the security back at a specified price and time. The Adviser anticipates that reverse repurchase agreements will be used primarily to provide cash to pay distributions of income and capital gains or for other temporary or emergency purposes.

     Reverse repurchase agreements are considered a form of borrowing by the Portfolio Fund and, therefore, are a form of leverage. Leverage may cause any losses of the Portfolio Fund to be magnified.

     Rights and Warrants. Warrants are options to purchase equity securities at specific prices for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a shorter duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer prior to exercise. These investments carry the risk that they may be worthless to a Portfolio Fund in the event that the underlying securities have a market value less than the exercise price.

     U.S. Government Securities. U.S. government securities include direct obligations of the U.S. government that are supported by its full faith and credit, like Treasury bills and Government National Mortgage Association certificates. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government-sponsored entities, like bonds and notes issued by the Federal Home Loan Bank, Fannie Mae, and Sallie Mae. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency. U.S. government securities are subject primarily to interest rate risk.



                             PORTFOLIO TRANSACTIONS


The Fund

     It is the policy of the Fund to obtain the best results in connection with effecting its portfolio transactions. In most instances, the Fund will purchase securities directly from a Portfolio Fund, and the Adviser anticipates that such purchases generally will not be subject to transaction expenses.

The Portfolio Funds

     The Portfolio Funds will incur transaction expenses in the management of their portfolios, which will decrease the value of the Fund's investment in the Portfolio Funds. Because the investment program of certain of the Portfolio Funds may include trading as well as investments, short-term market considerations will frequently be involved, and it is anticipated that the turnover rates of the Portfolio Funds may be substantially greater than the turnover rates of other types of investment vehicles. In addition, the order execution practices of the Portfolio Funds may not be transparent to the Fund. Each Portfolio Fund is responsible for placing orders for the execution of its portfolio transactions and for the allocation of its brokerage. The Adviser will have no direct or indirect control over the brokerage or portfolio trading policies employed by the Portfolio Managers of the Portfolio Funds.

     In selecting broker-dealers to effect transactions on the Portfolio Fund's behalf, the Adviser expects that each Portfolio Fund generally will seek reasonably competitive commission rates. However, Portfolio Funds will not necessarily pay the lowest commission available on each transaction, and may engage in transactions with broker-dealers based on different criteria than those considered by the Fund. Portfolio Funds may not be subject to the same regulatory restrictions on principal and agency transactions. The Fund will indirectly bear the commissions or spreads of the portfolio transactions of the Portfolio Funds.

     No guarantee or assurance can be made that a Portfolio Fund's brokerage transaction practices will be transparent or that the Portfolio Fund will establish, adhere to, or comply with its stated practices. The Portfolio Funds are not investment companies registered under the 1940 Act and may, therefore, select brokers on other bases and may receive benefits other than research or that benefit the Portfolio Fund's Portfolio Manager or its affiliates rather than the Portfolio Fund.

     Portfolio Funds may make investments directly in the issuers of their underlying securities, and in some instances may not be subject to transaction expenses.




                              CONFLICTS OF INTEREST


     Conflicts of interest may arise from the fact that the Portfolio Managers and their affiliates generally will be carrying on substantial investment activities for other clients, including other investment funds, in which the Fund will have no interest. The investment advisers of the Portfolio Funds may have financial incentives to favor certain of such accounts over the Portfolio Funds. Any of their proprietary accounts and other customer accounts may compete with the Portfolio Fund for specific trades, or may hold positions opposite to positions maintained on behalf of the Portfolio Fund. The Portfolio Managers may give advice and recommend securities to, or buy or sell securities for, a Portfolio Fund in which the Fund's assets are invested, which advice or securities may differ from advice given to, or securities recommended or bought or sold for, other accounts and customers, even though their investment objectives may be the same as, or similar to, those of the Fund.

     The Adviser anticipates that each Portfolio Manager will evaluate a variety of factors in determining whether a particular investment opportunity or strategy is appropriate and feasible for the relevant Portfolio Fund at a particular time, including, but not limited to, the following: (i) the nature of the investment opportunity taken in the context of the other investments at the time; (ii) the liquidity of the investment relative to the needs of the particular entity or account; (iii) the availability of the opportunity (i.e., size of obtainable position); (iv) the transaction costs involved; and (v) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ when applied to the Portfolio Fund and relevant accounts under management in the context of any particular investment opportunity, the investment activities of the Portfolio Fund, on the one hand, and other managed accounts, on the other hand, may differ considerably from time to time. In addition, the fees and expenses of the Portfolio Fund will differ from those of the other managed accounts and the Fund. Accordingly, investors should be aware that the future performance of a Portfolio Fund and its Portfolio Manager's other accounts may vary.

     When a Portfolio Manager of a Portfolio Fund determines that it would be appropriate for a Portfolio Fund and one or more of its other accounts to participate in an investment opportunity at the same time, it may aggregate, place, or allocate orders on any basis that the Portfolio Manager elects. Decisions in this regard are necessarily subjective and there is no requirement that the Portfolio Fund participate, or participate to the same extent as the other accounts, in all trades.

     Situations may occur where the Fund could be disadvantaged because of the investment activities conducted by a Portfolio Manager of a Portfolio Fund for its other accounts. Such situations may be based on, among other things, the following: (i) legal restrictions on the combined size of positions that may be taken for a Portfolio Fund or the other accounts, thereby limiting the size of the Portfolio Fund's position; (ii) the difficulty of liquidating an investment for a Portfolio Fund or the other accounts where the market cannot absorb the sale of the combined positions; and (iii) the determination that a particular investment is warranted only if hedged with an option or other instrument and there is a limited availability of such options or other instruments.

     Each Portfolio Manager and its principals, officers, employees, and affiliates may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund or a Portfolio Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by principals, officers, employees, and affiliates of the Portfolio Manager that are the same as, different from, or made at a different time than positions taken for the Fund.



                          DISCOUNT FROM NET ASSET VALUE


     The Common Shares of closed-end investment companies such as the Fund frequently trade at a discount from their net asset values. The Fund cannot predict whether its Common Shares will trade at, above or below net asset value in the future. The possibility that Common Shares of the Fund will trade at a discount from net asset value is a separate risk from the risk that the Fund's net asset value will decrease. Market price risk may be greater for investors who intend to sell their Common Shares in a relatively short period after completion of this offering.


                          DISTRIBUTIONS TO SHAREHOLDERS


     The Fund intends to distribute all of its net investment income once annually. Long-term capital gains and undistributed net short-term gains, if any, will be distributed once annually. Shareholders may elect to participate in the Fund's dividend reinvestment plan. See "AUTOMATIC DIVIDEND REINVESTMENT PLAN." "Net investment income," as used above, includes all dividends, interest and other income earned by the Fund on its portfolio holdings, net of the Fund's expenses.


                        DETERMINATION OF NET ASSET VALUE

     The Fund will compute its net asset value per Common Share as of the close of the Exchange no less frequently than the last business day of each week and the last business day of each month. The net asset value of the Fund will equal the value of the total assets of the Fund (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received), less (i) all of its liabilities, including accrued fees and expenses,
(ii) accumulated and unpaid dividends on any outstanding preferred shares, (iii) the aggregate liquidation value of any outstanding preferred shares and (iv) any dividends payable on the Common Shares. The net asset value per Common Share of the Fund will equal the net asset value of the Fund divided by the number of outstanding Common Shares.

     The Board of Directors has approved procedures pursuant to which the Fund will value its investments in Portfolio Funds at fair value. In accordance with these procedures, fair value as of each week and each month-end ordinarily will be the value determined as of such week and month-end for each Portfolio Fund in accordance with the Portfolio Fund's valuation policies and reported to the Fund at the time of the Fund's valuation. As a general matter, the fair value of the Fund's interest in a Portfolio Fund will represent the amount that the Fund could reasonably expect to receive from a Portfolio Fund if the Fund's interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. Although the Fund will only invest in Portfolio Funds that contractually agree to provide weekly valuation reports, in the event that a Portfolio Fund does not report a weekly or a month-end value to the Fund on a timely basis, the Fund would determine the fair value of such Portfolio Fund based on the most recent value reported by the Portfolio Fund, as well as any other relevant information available at the time the Fund values its portfolio. Using the nomenclature of the hedge fund industry, any values reported as "estimated" or "final" values will reasonably reflect market values of securities for which market quotations are available or fair value as of the Fund's valuation date.

     Prior to investing in any Portfolio Fund, the Board will conduct a due diligence review of the valuation methodology utilized by the Portfolio Fund, which will utilize market values when available and otherwise utilize principles of fair value that the Adviser reasonably believes to be consistent with those used by the Fund in valuing its own investments.

     The procedures approved by the Board of Directors provide that the Adviser will review the valuations provided by the Portfolio Managers of the Portfolio Funds. Neither the Adviser nor the Board of Directors will be able to directly confirm independently the accuracy of the weekly valuations provided by such Portfolio Managers (which are unaudited, except for year-end valuations). However, the Fund will contract with an independent third party to receive weekly schedules of portfolio securities from each Portfolio Fund. The independent third party will value the positions shown on the schedules using pricing service data and other information. The Fund will use this information in calculating the valuation of its investments. In the case of Portfolio Fund holdings for which the independent third party cannot obtain pricing information, the Fund will value those investments using its own valuation procedures.

     The Fund's valuation procedures require the Adviser to consider all relevant information available at the time the Fund values its portfolio. The Adviser and/or Board will consider such information, and may conclude in certain circumstances that the information provided by the Portfolio Manager of a Portfolio Fund does not represent the fair value of the Fund's interest in the Portfolio Fund. Although redemptions of interest in Portfolio Funds are subject to advance notice requirements, Portfolio Funds will typically make available net asset value information to holders that represents the price at which, even in the absence of redemption activity, the Portfolio Fund would have effected a redemption if any such requests had been timely made or if, in accordance with the terms of the Portfolio Fund's governing documents, it would be necessary to effect a mandatory redemption. Following procedures adopted by the Board, in the absence of specific transaction activity in interests in a particular Portfolio Fund, the Board would consider whether it was appropriate, in light of all relevant circumstances, to value its interest at its net asset value as reported at the time of valuation or whether to adjust such value to reflect a premium or discount to net asset value. In accordance with generally accepted accounting principles and industry practice, the Fund may not always apply a discount in cases where there is no contemporaneous redemption activity in a particular Portfolio Fund. In other cases, as when a Portfolio Fund imposes extraordinary restrictions on redemptions, or when there has been no recent transactions in Portfolio Fund interests, the Fund may determine that it is appropriate to apply a discount to the net asset value of the Portfolio Fund. Any such decision would be made in good faith and subject to the review and supervision of the Board.

     Any valuations provided by the Portfolio Managers upon which the Fund will calculate its week-end and month-end net asset value and net asset value per Common Share may be subject to later adjustment based on valuation information reasonably available at that time. For example, year-end net asset value calculations of the Portfolio Funds are audited by Portfolio Funds' independent auditors and may be revised as a result of such audits. Such adjustments or revisions, whether increasing or decreasing the net asset value of the Fund at the time they occur, because they relate to information available only at the time of the adjustment or revision, will not affect the amount paid by new shareholders who have purchased, or the amount received by shareholders who have sold, Common Shares prior to such adjustments, as such purchases will have been made on the open market at the then-current market price. Such shareholders may have purchased or sold Common Shares at a higher or lower price than they are subsequently valued as a result of any adjustments to net asset value.

     The valuation procedures approved by the Board provide that, where deemed appropriate by the Adviser and consistent with the 1940 Act, investments in Portfolio Funds may be valued at cost. Generally, valuation at cost is appropriate only at the time of initial purchase. Cost would only be used when cost is determined to best approximate the fair value of the particular security under consideration. For example, cost may not be appropriate when the Fund is aware of sales of similar securities to third parties at materially different prices or in other circumstances where cost may not approximate fair value (which could include situations where there are no sales to third parties). In such a situation, the Fund's investment will be revalued in a manner that the Adviser, in accordance with procedures approved by the Board of Directors, determines in good faith best reflects approximate market value. The Board of Directors will be responsible for ensuring that the valuation policies utilized by the Adviser are fair to the Fund and consistent with applicable regulatory guidelines.

     Expenses of the Fund, including the Adviser's investment management fee and the costs of any borrowings, are accrued on a monthly basis on the day net asset value is calculated and are taken into account for the purpose of determining net asset value.

     Prospective investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Fund's net assets if the judgments of the Board of Directors, the Adviser, or the Portfolio Managers of the Portfolio Funds should prove incorrect. Also, the Portfolio Managers of the Portfolio Funds are expected to provide determinations of the net asset value of Portfolio Funds on a weekly basis, and it is unlikely that the Fund will be able to determine the net asset value of the Fund more frequently.

     Although generally the Fund's securities will not have readily available market quotations, in the event that the Fund does hold securities for which market quotations are readily available, such securities will be valued at market value, which is currently determined using the last reported sale price or, if no sales are reported (in the case of some securities traded over-the-counter), the last reported bid price.


                                  TENDER OFFERS

     The market price per Common Share may be greater or less than net asset value per Common Share. Common Shares of closed-end investment companies frequently trade at a discount from net asset value, but in some cases trade at a premium. This characteristic of common shares of closed-end funds is a risk separate and distinct from the risk that the Fund's net asset value may decrease. The market price of the Fund's Common Shares also may be affected by trading volume of the Common Shares, general market and economic conditions and other factors beyond the control of the Fund.

     In order to reduce the possibility that the Common Shares will trade at a discount from net asset value or, in the event that the Common Shares do trade at a discount to net asset value, to attempt to reduce such discount, the Fund intends from time to time to make offers to purchase up to 5% of its Common Shares at their net asset value from all beneficial shareholders. The Fund expects that it will make its first tender offer within the first six months of the commencement of the Fund's operations. Thereafter, the Board of Directors intends to consider, on a semi-annual basis, whether the Fund should make a tender offer for its Common Shares.

     There can be no assurance, however, that the Board of Directors will decide to undertake any tender offer. Moreover, there can be no assurance that any such tender offers would cause the Common Shares to trade at a price equal to their net asset value or reduce the spread between the market price and the net asset value per Common Share. Although the Board of Directors generally believes that tender offers are in the best interests of shareholders, the acquisition of Common Shares by the Fund will decrease the total assets of the Fund and, therefore, will have the effect of increasing the Fund's expense ratio.

     If more Common Shares are tendered for repurchase than the Fund has offered to repurchase, Common Shares will be repurchased on a pro-rata basis. Thus, shareholders may be unable to liquidate all or a given percentage of their Common Shares and some shareholders may tender more shares than they wish to have repurchased in order to ensure repurchase of at least a specific number of Common Shares. Shareholders may withdraw tendered Common Shares at any time prior to the tender offer deadline.

     Tender offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested, which may reduce returns. Moreover, diminution in the size of the Fund through repurchases without offsetting new sales of Common Shares may result in untimely sales of portfolio securities and a higher expense ratio, and may limit the ability of the Fund to participate in new investment opportunities. Repurchases resulting in portfolio turnover will result in additional expenses being borne by the Fund. The Fund may borrow to meet repurchase obligations, which entails certain risks and costs. See "RISK FACTORS- Risks Associated With Special Investment Instruments and Techniques--Leverage; Interest Rates; Margin."

     It is the policy of the Board of Directors, which may be changed by the Board, not to purchase shares pursuant to a tender offer if (1) such purchases would impair the Fund's status as a regulated investment company under the Federal tax laws; (2) the Fund would not be able to liquidate portfolio securities in a manner that is orderly and consistent with the Fund's investment objective and policies in order to purchase tendered Common Shares; or (3) there is, in the judgment of the Board of Directors, any (a) legal action or proceeding instituted or threatened challenging the tender offer or otherwise materially adversely affecting the Fund, (b) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by banks in the United States, which is material to the Fund, (c) limitation imposed by Federal or state authorities on the extension of credit by lending institutions, (d) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States which is material to the Fund, or (e) other event or condition that would have a material adverse effect on the Fund or its shareholders if tendered Common Shares were purchased. Thus, there can be no assurance that the Board of Directors will proceed with any tender offer. The Board of Directors may modify these conditions in light of circumstances existing at the time.

     If the Board of Directors determines to purchase the Fund's Common Shares pursuant to a tender offer, such purchases could reduce significantly the asset coverage of any borrowing or outstanding senior securities. The Fund may not purchase Common Shares to the extent such purchases would result in the asset coverage with respect to such borrowing or senior securities being reduced below the asset coverage requirement set forth in the 1940 Act. Accordingly, in order to purchase all Common Shares tendered, the Fund may have to repay all or part of any then outstanding borrowing or redeem all or part of any then outstanding senior securities to maintain the required asset coverage. In addition, the amount of Common Shares for which the Fund makes any particular tender offer may be limited for the reasons set forth above or in respect of other concerns related to liquidity of the Fund's portfolio.

     Any tender offer will be made and shareholders will be notified in accordance with the requirements of the Securities Exchange Act of 1934 and the 1940 Act, either by publication or mailing or both. The offering documents will contain information prescribed by such laws and the rules thereunder. The repurchase of tendered shares by the Fund will be a taxable event. See "FEDERAL TAXATION." The Fund will pay all costs and expenses associated with the making of any tender offer.



                      AUTOMATIC DIVIDEND REINVESTMENT PLAN


     Pursuant to the Fund's Plan, unless a shareholder otherwise elects, all distributions of dividends and capital gains will be automatically reinvested by EquiServe Trust Company, N.A. and EquiServe, Inc., an affiliate of EquiServe Trust Company, N.A. and a transfer agent registered with the Commission acting as service agent for EquiServe Trust Company, N.A. (together, the "Plan Agent") in additional Common Shares of the Fund. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the Common Shares are held in street or other nominee name, then to the nominee) by the Fund's custodian, as dividend disbursing agent. A shareholder may elect not to participate in the Plan and to receive all dividends and capital gain distributions in cash by sending written instructions to the Plan Agent, as dividend disbursing agent, at the address set forth below.


     The Plan Agent serves as agent for the shareholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gain distribution, payable in cash or in Common Shares, if (1) the market price is lower than net asset value, the participants in the Plan will receive the equivalent in Fund Common Shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution) or (2) the market price of the Common Shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Common Shares at the higher of net asset value or 95% of the market price. This discount reflects savings in underwriting and other costs that the Fund otherwise would incur to raise additional capital. If net asset value exceeds the market price of Common Shares on the payment date or the Fund declares a dividend or other distribution payable only in cash (i.e., if the Board of Directors precludes reinvestment in Fund Common Shares for that purpose), the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Common Shares in the open market, on the Exchange or elsewhere, for the participants' accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Common Share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of Common Shares, resulting in acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. Thus, the price of Common Shares purchased in the open market or issued by the Fund to the Plan may exceed the net asset value of the Common Shares. The Fund will not issue Common Shares under the Plan below net asset value at the time of issuance.


     Participation in the Plan is completely voluntary and may be terminated or resumed at any time by the Plan participant without penalty by written notice to the Plan Agent if received by the Plan Agent not less than ten days prior to any dividend or distribution record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole Common Shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a Common Share credited to such account.

     The Plan Agent will maintain each shareholder's account in the Plan and will furnish confirmation of each transaction in the account as soon as practicable but not later than sixty (60) days after the date thereof, including information needed by shareholders for personal and tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those Common Shares purchased pursuant to the Plan.


     In the case of shareholders, such as banks, brokers or nominees, which hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are participants in the Plan. Shareholders who intend to hold their Common Shares through a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

     There is no charge to participants for reinvesting dividends or capital gain distributions through the Plan, except for certain brokerage commissions, as described below. The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage commission charged with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions.

     The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions. See "FEDERAL TAXATION--Federal Income Tax Treatment of Holders of Common Shares" in the Statement of Additional Information.


     Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 30 days' written notice to all shareholders of the Fund. All correspondence concerning the Plan, including requests for additional information, should be directed to the Plan Agent at EquiServe Trust Company, N.A., P.O. Box 43010, Providence, Rhode Island 02940-3010.




                                FEDERAL TAXATION

     The Fund expects to qualify and to continue to qualify as a regulated investment company ("RIC") under Subchapter M of the Code. For each taxable year that the Fund so qualifies, the Fund is not subject to federal income tax on that part of its taxable income that it distributes to shareholders. Taxable income consists generally of net investment income, and any capital gains.

     The Fund will distribute substantially all of its net investment income and gains to shareholders. Such distributions are taxable as ordinary income or capital gains to the shareholder. To the extent the underlying income of the Portfolio Funds is derived from qualified dividends, distributions by the Fund will qualify for the 15% maximum rate of federal tax on dividends for individual, non-corporate taxpayers. Shareholders may be proportionately liable for taxes on income and gains of the Fund, but shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them. The Fund will inform shareholders of the amount and nature of the income or gains.

     The Fund must distribute at least 90% of its ordinary income in each year of the Fund in order to maintain its status as a regulated investment company for federal income tax purposes. The "income" which must be distributed is based on the taxable income of the Portfolio Funds in which the Fund invests, and the Fund will be dependent on the Portfolio Funds to provide sufficient information at the close of the Fund's year to enable it to determine exactly how much to distribute. Under certain circumstances, the Code permits late distributions to satisfy the 90% requirement, and the Fund may have to make such late distributions.

     The Code imposes an excise tax at the rate of 4% on certain undistributed income of the Fund at the close of the calendar year. The income which must be distributed to avoid this tax is based on the taxable income and gains of the Portfolio Funds in which the Fund invests, and the Fund will be dependent on the Portfolio Funds to provide sufficient information to determine this income by the close of the calendar year. If the Portfolio Funds do not provide sufficient information on a timely basis, the Fund may incur the 4% excise tax.

     It is possible that many of the Portfolio Funds in which the Fund invests will make no regular distributions to partners, and so the Fund may not have regular cash flow sufficient to enable it to make the distributions needed to meet the 90% distribution requirement and to avoid the 4% excise tax. The Fund may need to borrow money to permit it to make the required distributions.

     The tender offer of the Fund's Common Shares may result in a taxable gain or loss to the tendering shareholder, depending on whether the amount received is greater or less than such shareholder's adjusted tax basis in the shares. Different tax consequences may apply for tendering and nontendering shareholders in connection with a tender offer, and these consequences are disclosed in the Statement of Additional Information. For example, if a shareholder tenders fewer than all of his or her Common Shares, such repurchase may not be treated as an exchange for federal income tax purposes and may result in deemed distributions to non-tendering shareholders. On the other hand, shareholders who tender all of their Common Shares (including Common Shares deemed owned by shareholders under constructive ownership rules) will be treated as having sold their Common Shares and generally will realize a capital gain or loss.

     The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Fund and its shareholders. Please see the Statement of Additional Information for a more detailed discussion of the federal income tax issues associated with the purchase of the Fund's Common Shares. You are urged to consult your tax advisers.


ERISA Considerations

     Persons who are fiduciaries with respect to an employee benefit plan, individual retirement account ("IRA"), Keogh plan, or other arrangement subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the Code (an "ERISA Plan") should consider, among other things, the matters described below before determining whether to invest in the Fund. ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, prohibited transactions, and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, Department of Labor ("DOL") regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan's portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan's purposes, an examination of the risk and return factors, the portfolio's composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan and the proposed investment in the Fund, the income taxes of the investment, and the projected return of the total portfolio relative to the ERISA Plan's funding objectives. Before investing the assets of an ERISA Plan in the Fund, an ERISA Plan fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. If a fiduciary with respect to any such ERISA Plan breaches his or her responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary may be held personally liable for losses incurred by the ERISA Plan as a result of such breach.

     Because the Fund will be registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be "plan assets" of the ERISA Plans investing in the Fund for purposes of ERISA's fiduciary responsibility and prohibited transaction rules. Thus, the Adviser will not be a fiduciary within the meaning of ERISA with respect to the assets of any ERISA Plan that becomes a shareholder of the Fund, solely as a result of the ERISA Plan's investment in the Fund.

     An ERISA Plan proposing to invest in the Fund and any fiduciaries responsible for the ERISA Plan's investments should be fully aware of and understand the Fund's investment objective, policies, and strategies, and the decision to invest plan assets in the Fund should be made with appropriate consideration of relevant investment factors with regard to the ERISA Plan and be consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA.

     Certain prospective ERISA Plan investors may currently maintain relationships with the Adviser or one or more Portfolio Managers of the Portfolio Funds in which the Fund will invest or with other entities that are affiliated with the Adviser or Portfolio Managers. Each of such persons may be deemed to be a party in interest to and/or a fiduciary of any ERISA Plan to which it provides investment management, investment advisory, or other services. ERISA prohibits ERISA Plan assets from being used for the benefit of a party in interest and also prohibits an ERISA Plan fiduciary from using its position to cause the ERISA Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. ERISA Plan investors should consult with legal counsel to determine if participation in the Fund is a transaction that is prohibited by ERISA or the Code. The decision of ERISA Plan fiduciaries to invest in the Fund should be made by them as fiduciaries independent of such affiliated persons, and such ERISA Plan fiduciaries should not rely on any individualized advice or recommendation of such affiliated persons as a primary basis for the decision to invest in the Fund.

     The provisions of ERISA are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA contained herein is, of necessity, general and may be affected by future publication of regulations and rulings. Potential investors should consult their legal advisors regarding the consequences under ERISA of the acquisition and ownership of Common Shares.



                          DESCRIPTION OF CAPITAL STOCK

General


     The Fund has authorized capital of 50,000,000 Common Shares, par value $.001 per share. Of that amount, the Fund holds no Common Shares and there are 6,667 Common Shares outstanding as of October 17, 2003. The Restated and Amended Articles of Incorporation (the "Articles of Incorporation") permit the Board of Directors to classify and reclassify any unissued Common Shares. The Common Shares will be fully paid and nonassessable. There are no preemptive rights.


Common Shares

     The Fund has no present intention of offering any additional Common Shares except through the offering described in this Prospectus and pursuant to the Dividend Reinvestment Plan. Other offerings of its Common Shares, if made, will require approval by the Board of Directors. Any additional offering will be subject to the requirements of the 1940 Act that Common Shares may not be issued at a price (exclusive of underwriting discounts and commissions) below the then current net asset value except in connection with an offering to existing shareholders or with the consent of a majority of the Fund's outstanding voting securities.


     Each Common Share has equal voting, dividend, distribution and liquidation rights. On each matter submitted to a vote of the holders of the Common Shares, each holder shall be entitled to one vote for each Common Share owned. All voting rights for the election of Directors are non-cumulative, which means that the holders of more than 50% of the Common Shares can elect 100% of the Directors then nominated for election if they choose to do so and, in such event, the holders of the remaining Common Shares will not be able to elect any Directors. The rights of Common Shares with respect to dividends and distributions are described under "DISTRIBUTIONS TO SHAREHOLDERS." Each Common Share is entitled to participate equally in the net distributable assets of the Fund upon liquidation.


     The Fund is required by the rules of the Exchange to hold annual meetings of shareholders.


     As of October 17, 2003, the Adviser provided the initial capital for the Fund by purchasing 6,667 Common Shares for $100,005.00. As of the date of this Prospectus, the Adviser owned 100% of the outstanding Common Shares. The Adviser may be deemed to control the Fund until such time as it owns less than 25% of the outstanding Common Shares (i.e., until the initial public offering of the Common Shares is completed).


      Anti-Takeover Provisions of the Articles of Incorporation and By-Laws

     The Fund presently has provisions in its Articles of Incorporation and By-Laws (commonly referred to as "anti-takeover" provisions) which may have the effect of limiting the ability of other entities or a person to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure.

     First, a Director may be removed from office only for cause by vote of at least 75% of the Common Shares entitled to be voted in an election of such Director. Second, to authorize the Fund's conversion from a closed-end to an open-end investment company, (a) the affirmative vote of the holders of at least 75% of the Common Shares entitled to vote on this matter and (b) the favorable vote of the majority of the total number of Directors of the Fund are required. Third, the Board of Directors is divided into three classes, each with a term of three years with only one class of Directors standing for election in any year. Such classification may prevent replacement of a majority of the Directors for up to a two year period.

     In addition, under the Articles of Incorporation, the Fund has elected to be subject to provisions of the Maryland General Corporation law that generally provide that certain mergers, consolidations, share exchanges, asset sales, stock issuances, liquidations or dissolutions, recapitalizations and other transactions ("Business Combinations"), with a beneficial owner of 10% or more of the voting power of a Maryland corporation (an "Interested Shareholder") or any affiliate of an Interested Shareholder must be recommended by the Board of Directors and approved by the affirmative vote of at least (i) 80% of the votes entitled to be cast by outstanding common shares of voting stock of the corporation and (ii) 66 2/3% of the votes entitled to be cast by holders of voting stock other than voting stock held by the Interested Shareholder who is (or whose affiliate is) a party to the Business Combination or an affiliate or associate of the Interested Shareholder (with dissenting shareholders having certain appraisal rights), unless certain value and other standards are satisfied or some other statutory exemption is available. The affirmative vote of at least 75% of the Common Shares entitled to vote on the matter will be required to amend the Articles of Incorporation or By-Laws to change any of the foregoing provisions.

     The percentage votes required under these provisions, which are greater than the minimum requirements under Maryland law (absent the elections described above) or under the 1940 Act, will make more difficult a change in the Fund's business or management and may have the effect of depriving holders of Common Shares of an opportunity to sell Common Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The Board of Directors, however, has considered these anti-takeover provisions and believes they are in the best interests of holders of Common Shares.

     The foregoing descriptions are subject to the provisions contained in the Fund's Articles of Incorporation and By-Laws.


                                  UNDERWRITING

     Subject to the terms and conditions of an underwriting agreement dated ____, 2003, the Underwriters named below have severally agreed to purchase from the Fund the number of Common Shares set forth opposite their names in the following table. Morgan Keegan & Company, Inc., 50 N. Front Street, 19th Floor, Memphis, Tennessee 38103 is the representative (the "Representative") of the Underwriters.

                                                                                   Number of
         Underwriter                                                              Common Shares

         Morgan Keegan & Company, Inc...................................
         Advest, Inc....................................................
         BB&T Capital Markets, A division of Scott & Stringfellow, Inc..
         Stephens Inc...................................................
         Stifel, Nicolaus & Company, Incorporated.......................          _________________

         TOTAL..........................................................          _________________

     The Underwriters propose to offer the Common Shares directly to the public at the public offering price set forth on the cover page of this Prospectus. The sales load the Fund will pay of $0.675 per share is equal to 4.5% of the initial offering price. Any Common Shares sold by the Underwriters to securities dealers will be sold at the public offering price less a selling concession not in excess of $0.45 per Common Share. The Underwriters may allow, and these selected dealers may re-allow, a concession of not more than $0.10 per Common Share to other brokers and dealers.

     The underwriting agreement provides that the Underwriters' obligations to purchase shares are subject to conditions contained in the underwriting agreement. The Underwriters are obligated to purchase all of the Common Shares that they have agreed to purchase under the underwriting agreement, other than those covered by the over-allotment option, if they purchase any Common Shares.

     Other than in the United States, no action has been taken by the Fund or the Underwriters that would permit a public offering of the Common Shares included in this offering in any jurisdiction where action for that purpose is required. The Common Shares included in this offering may not be offered or sold, directly or indirectly, nor may this Prospectus or any other offering material or advertisements in connection with the offer and sales of any Common Shares be distributed or published in any jurisdiction, except under circumstances that will result in compliance with the applicable rules and regulations of that jurisdiction. Persons who receive this Prospectus are advised to inform themselves about and to observe any restrictions relating to this offering of Common Shares and the distribution of this Prospectus. This Prospectus is not an offer to sell nor a solicitation of any offer to buy any Common Shares in any jurisdiction where it would not be permitted or legal.

     The Representative has advised the Fund that the Underwriters do not intend to confirm sales to any account over which they exercise discretionary authority.

Underwriting Discount and Expenses

     The following table summarizes the underwriting discount to be paid to the Underwriters by the Fund.

                    Per Share          Total, without
                                             Over-allotment   Total, with Over-allotment
                   [GRAPHIC OMITTED]    [GRAPHIC OMITTED]       [GRAPHIC OMITTED]

Public offering      15.00                $                            $
price                =====                =                            =

Underwriting
discount to be
paid to the
Underwriters         $0.675
 Proceeds,
before expenses,
to the Fund         $14.325
=====




     The total expenses of the offering to be paid by the Fund, excluding the underwriting discount, are estimated to be $250,000. The Adviser has agreed to pay organizational and offering costs (other than sales load) that exceed $0.06 per Common Share.


Over-allotment Option


     The Fund has granted to the Underwriters an option, exercisable not later than 45 days after the date of this Prospectus, to purchase up to ____________ additional Common Shares at the public offering price, less the underwriting discount set forth on the cover page of this Prospectus. The Underwriters may exercise the option solely to cover over-allotments, if any, made in connection with this offering. To the extent that the Underwriters exercise the option, each Underwriter will become obligated, as long as the conditions of the underwriting agreement are satisfied, to purchase a number of additional Common Shares approximately proportionate to that Underwriter's initial commitment as indicated in the table above. If any additional Common Shares are purchased pursuant to the option, the Underwriters will offer the additional shares on the same terms as those on which the other shares are being offered hereby.


Indemnification

     The Fund has agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Underwriters may be required to make in respect of any such liabilities.

Lockup Agreement

     The Fund has agreed not to offer, sell, contract to sell or otherwise dispose of, or enter into any transaction that is designed to, or could be expected to, result in the disposition of any Common Shares for a period of 180 days after the date of this Prospectus, without the prior written consent of the Representative. This consent may be given at any time without public notice. With the exception of the Underwriters' over-allotment option, there are no present agreements between the Representative and the Fund releasing the Fund from this lock-up agreement prior to the expiration of the 180-day period.

Stabilization, Short Positions and Penalty Bids

     The  Underwriters  may  engage  in   over-allotment,   syndicate   covering
transactions, stabilizing transactions and penalty bids or purchases for the purpose of pegging, fixing or maintaining the price of the Common Shares:

     o Over-allotment involves sales by the Underwriters of Common Shares in excess of the number of Common Shares the Underwriters are obligated to purchase from the Fund, which creates a syndicate short position. The short position may be either a covered short position or a naked short position. In a covered short position, the number of Common Shares over-allotted by the Underwriters is not greater than the number of Common Shares that they may purchase in the over-allotment option. In a naked short position, the number of Common Shares involved is greater than the number of Common Shares in the over-allotment option. The Underwriters may close out any short position by either exercising their over-allotment option, in whole or in part, or purchasing Common Shares in the open market.

     o Syndicate covering transactions involve purchases of Common Shares in the open market after the distribution has been completed in order to cover syndicate short positions. In determining the source of Common Shares to close out the short position, the Underwriters will consider, among other things, the price of Common Shares available for purchase in the open market as compared to the price at which they may purchase Common Shares through the over-allotment option. If the Underwriters sell more Common Shares than could be covered by the over-allotment option (a naked short position), the position can only be closed out by buying Common Shares in the open market. A naked short position is more likely to be created if the Underwriters are concerned that there could be downward pressure on the price of the Common Shares in the open market after pricing that could adversely affect investors who purchase in the offering.

     o Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specific maximum.

     o Penalty bids permit the Representative to reclaim a selling concession from a syndicate member when the o Common Shares originally sold by the syndicate member are purchased in a stabilizing or syndicate covering transaction to cover syndicate short positions.

     These syndicate covering transactions, stabilizing transactions and penalty bids may have the effect of raising or maintaining the market price of the Common Shares or preventing or retarding a decline in the market price of the Common Shares. As a result, the price of the Common Shares may be higher than the price that might otherwise exist in the open market. These transactions may be effected on the Exchange or otherwise and, if commenced, may be discontinued at any time.

     Neither the Fund nor any of the Underwriters make any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the Common Shares. In addition, neither the Fund nor any of the Underwriters make any representation that the
Underwriters will engage in these stabilizing transactions or that any transaction, once commenced, will not be discontinued without notice.

Pricing of the Offering

     Prior to this offering, there has been no public market for the Common Shares. Consequently, the initial public offering price for the Common Shares has been determined by negotiations among the Fund and the Representative. There can be no assurance that the price at which Common Shares sell after this offering will not be lower than the price at which they are sold by the Underwriters or that an active trading market in the Common Shares will develop and continue after this offering.


     The Fund has applied for the listing of its Common Shares on the Exchange under the symbol "HFF." In order to meet the requirements for listing the Common Shares on the Exchange, the Underwriters have undertaken to sell lots of 100 or more Common Shares to a minimum of 2,000 beneficial owners. As a result, the minimum investment requirement is 100 Common Shares ($1,500.00). J. Mitchell Reese, the Chief Executive Officer of the Adviser and Chairman of the Fund, has agreed to purchase 67,00060,333 Common Shares ($1,005,000.00904,995.00) in the
offering at the initial public offering price set forth on the cover page of this Prospectus. In addition, the Adviser, which is wholly-owned by Mr. Reese, has purchased 6,667 Common Shares at $15.00 per share ($100,005.00) to provide the Fund's initial capital. As a result, upon completion of the initial public offering, Mr. Reese and his affiliates will have purchased 67,000 Common Shares ($1,005,000.00), including Common Shares purchased in the initial public offering.


     One or more of the Underwriters may from time to time act as a broker or dealer in connection with the execution of the Fund's portfolio transactions after the Underwriter has ceased to be an Underwriter and, subject to certain restrictions, may so act while it is an Underwriter.

     The addresses of the Underwriters are: Morgan Keegan, Fifty North Front Street, Morgan Keegan Tower, Memphis, Tennessee 38103; Advest, Inc., 90 State House Square, Hartford, Connecticut 06103; BB&T Capital Markets (A division of Scott & Stringfellow, Inc.), 909 E. Main Street, Richmond, Virginia 23219; Stephens Inc., 111 Center Street, Little Rock, Arkansas 72201; and Stifel, Nicolaus & Company, Incorporated, 501 North Broadway, St. Louis, Missouri 63102.

                       CUSTODIAN, TRANSFER AGENT, DIVIDEND
                         DISBURSING AGENT AND REGISTRAR


     The Fund's securities and cash will be held by SEI Private Trust Company, whose principal business address is One Freedom Valley Drive, Oaks, Pennsylvania 19456, as custodian (the "Custodian") under a custodian contract. The Fund has not selected any foreign custodians or sub-custodians. However, if the Fund determines that it should have any foreign custodians or sub-custodians to maintain any of its foreign securities, the Board of Directors will make such selection following consideration of a number of factors, including, but not limited to, the reliability and financial stability of the institution, the ability of the institution to capably perform custodial services for the Fund, the reputation of the institution in its national market, the political and economic stability of the country in which the institution is located, and the risks of potential nationalization or expropriation of Fund assets.

     EquiServe Trust Company, N.A., whose principal business address is P.O. Box 43010, Providence, Rhode Island 02940-3010, will serve as dividend disbursing agent as Plan Agent (with its affiliate, EquiServe, Inc.) and as transfer agent and registrar for the Common Shares. EquiServe, Inc. will serve as dividend disbursing agent for the Common Shares.




                               INDEPENDENT AUDITOR


     Ernst & Young LLP, whose principal business address is 2001 Market Street, Philadelphia, Pennsylvania 19103, has been selected as independent auditors for the Fund and in such capacity will audit the Fund's annual financial statements.


                                  LEGAL COUNSEL

     Certain legal matters in connection with the Common Shares offered hereby will be passed upon for the Fund by its counsel, Sullivan and Worcester LLP, Washington, D.C. and for the Underwriters by Hunton & Williams LLP.



                             REPORTS TO SHAREHOLDERS

     The Fund will send unaudited semiannual and audited annual reports to its shareholders, including a list of investments held.

                               FURTHER INFORMATION

     The Fund has filed with the Commission, Washington, D.C. 20549, a Registration Statement under the Securities Act with respect to the Common Shares offered hereby. Further information concerning these securities and the Fund may be found in the Registration Statement, of which this Prospectus constitutes a part, on file with the Commission. The Registration Statement may be inspected without charge at the Commission's office in Washington, D.C., and copies of all or any part thereof may be obtained from such office after payment of the fees prescribed by the Commission.

     The Fund will be subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith will file reports and other information with the Commission. Such reports and other information can be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549 and the Commission's regional offices at The Woolworth Building, 233 Broadway, New York, New York 10279. Copies of such material can be obtained from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates. Such reports and other information concerning the Fund may also be inspected at the offices of the Exchange.

                                TABLE OF CONTENTS
                                     of the
                       STATEMENT OF ADDITIONAL INFORMATION


GENERAL INFORMATION...........................................................3
ADDITIONAL INFORMATION ABOUT INVESTMENT POLICIES AND
 FUND INVESTMENTS.............................................................3
MANAGEMENT OF THE FUND.......................................................20
COMPENSATION OF DIRECTORS....................................................22
THE ADVISER AND ADMINISTRATOR................................................24
PORTFOLIO TURNOVER...........................................................26
TAXATION.....................................................................26
PERFORMANCE INFORMATION......................................................32
FINANCIAL STATEMENTS.........................................................34

{N0013894; 3}
                                   APPENDIX A

                        RATINGS OF CORPORATE OBLIGATIONS

Standard & Poor's describes classifications of bonds as follows:

     "AAA" Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to meet its financial commitments is extremely strong.

     "AA" Debt rated "AA" has a very strong capacity to meet its financial commitments and differs from the higher rated obligors only in a small degree.

     "A" Debt rated "A" has a strong capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher rated categories.

     "BBB" Debt rated "BBB" is regarded as having an adequate capacity to meet its financial commitments. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

     "BB," "B," "CCC," "CC," "C" Debt rated "BB," "B," "CCC," "CC" and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C"the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

     "C1" The rating "C1" is reserved for income bonds on which no interest is being paid.

Fitch IBCA describes classifications of bonds as follows:

     "AAA" ratings denote the highest credit quality and the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     "AA" ratings denote a very high credit quality and a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     "A" ratings denote a high credit quality and a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     "BBB" ratings indicate good credit quality and that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

     "BB" ratings indicate speculative bonds and that there is a possibility of credit risk developing, particularly as a result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment-grade.

     "B" ratings indicate highly speculative bonds and that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     "CCC" "CC" and "C" ratings denote high default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.


Moody's Investors Service, Inc. describes classifications of bonds as follows:
-----------------------------------------------------------------------------

     "Aaa" Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     "Aa" Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     "A" Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     "Baa" Bonds which are rated "Baa" are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     "Ba" Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     "B" Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     "Caa" Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     "Ca" Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     "C" Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                                             Shares
                          The CINTRA Select Fund, Inc.

                                  Common Shares





                                   PROSPECTUS








                          Morgan Keegan & Company, Inc.
                                  Advest, Inc.
                              BB&T Capital Markets
                    A division of Scott & Stringfellow, Inc.

                                  Stephens Inc.
                           Stifel, Nicolaus & Company
                                  Incorporated





















                               ____________, 2003

                  SUBJECT TO COMPLETION, DATED OCTOBER 23, 2003


                       STATEMENT OF ADDITIONAL INFORMATION

                          THE CINTRA SELECT FUND, INC.
                               1725 I Street, N.W.
                                    Suite 300

                             Washington, D.C. 20006

                                 (202) 349-3908




     THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

     This Statement of Additional Information provides additional information pertaining to shares of the CINTRA Select Fund, Inc. (the "Fund"). This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of the Fund dated __________, 2003 and as supplemented from time to time (the "Prospectus"). This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing shares of the Fund, and investors should obtain and read the Prospectus prior to purchasing shares. A copy of the Prospectus may be obtained without charge by calling or writing to the Fund at the telephone number or address set forth above.

     The Prospectus and this Statement of Additional Information are part of the registration statement filed with the Securities and Exchange Commission (the "Commission"), Washington, D.C., which includes additional information regarding the Fund. The registration statement may be obtained from the Commission upon payment of the fee prescribed, inspected at the Commission's office at no charge or inspected on the Commission's website at http://www.sec.gov.

                                                 Table of Contents          Page



GENERAL INFORMATION............................................................3
ADDITIONAL INFORMATION ABOUT INVESTMENT POLICIES AND FUND INVESTMENTS..........3
MANAGEMENT OF THE FUND........................................................20
COMPENSATION OF DIRECTORS.....................................................22
THE ADVISER AND ADMINISTRATOR............................................... .24
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PORTFOLIO TURNOVER.......................................................... .26
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TAXATION......................................................................26
PERFORMANCE INFORMATION.......................................................32
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FINANCIAL STATEMENTS..........................................................34
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                               GENERAL INFORMATION

     The Fund is a non-diversified, closed-end management investment company organized as a Maryland corporation on June 28, 2002. Much of the information contained in this Statement of Additional Information expands on subjects discussed in the Prospectus. Unless otherwise defined herein, capitalized terms used in this document have the same meanings given them in the Prospectus. No investment in the Fund should be made without first reading the Prospectus.

                         ADDITIONAL INFORMATION ABOUT
                    INVESTMENT POLICIES AND FUND INVESTMENTS

     Additional information concerning certain of the Fund's investment policies and risks is set forth below. The Portfolio Funds in which the Fund will invest are not subject to the Fund's investment policies and may have different or contrary investment policies and, unless registered under the 1940 Act, are generally not subject to any investment limitations under the 1940 Act.

     Unless otherwise specified, percentage limitations shall be applied at the time of investment. Therefore, these percentages could be exceeded due to fluctuations in the value of the Fund's portfolio securities or liquidation of portfolio securities to pay expenses.

Fundamental Policies

     The Fund's stated fundamental policies, listed below, may not be changed without a "majority vote" of holders of the Fund's outstanding voting securities, which means the lesser of (1) 67% of the Fund's voting securities present at a meeting at which holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (2) more than 50% of the Fund's outstanding voting securities. No other policy, including the Fund's investment objective, is a fundamental policy of the Fund, except as expressly stated. The
Fund:

     (1) May borrow money or issue any senior security, to the extent permitted under the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

     Explanation of policy: The Fund does not currently intend to borrow money or issue any senior securities except, if necessary, in connection with required distributions or the issuance of dividends or to make redemptions pursuant to a tender offer.

     (2) May not invest 25% or more of the value of its total assets in the securities of issuers in any single industry, except that U.S. government securities may be purchased without limitation. For purposes of this investment restriction, the Portfolio Funds are not considered part of any industry. The Fund may invest in Portfolio Funds that may concentrate their assets in one or more industries.

     (3) May not act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

     (4) May not purchase or sell real estate, although it may purchase and sell securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

     (5) May make loans only as permitted under the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

     (6) May not purchase or sell physical commodities and commodity contracts, except that it may (a) enter into futures contracts and options thereon in accordance with applicable law and (b) purchase or sell physical commodities if acquired as a result of ownership of securities or other instruments. The Fund will not consider stock index, currency and other financial futures contracts, swaps, or hybrid instruments to be commodities for purposes of this investment policy.



Non-Fundamental Policies

     These investment restrictions may be changed by the Fund's Board of Directors without a vote of the Fund's shareholders.

         The Fund may not:

     (1) Purchase securities on margin, except that the Fund may: (a) make use of any short-term credit necessary for clearance of purchases and sales of portfolio securities and for required distributions and (b) make initial or variation margin deposits in connection with futures contracts, options, currencies, or other permissible investments;

     (2) Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Fund as security for indebtedness, except as may be necessary in connection with permissible borrowings or investments; and then such mortgaging, pledging or hypothecating may not exceed 33 1/3 % of the respective total assets of the Fund. The deposit of underlying securities and other assets in escrow and collateral arrangements with respect to margin accounts for futures contracts, options, currencies or other permissible investments are not deemed to be mortgages, pledges, or hypothecations for these purposes;

     (3) Purchase participations or other direct interests in or enter into leases with respect to oil, gas, or other mineral explorations or development programs, except that the Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities or hold mineral leases acquired as a result of its ownership of securities;

     (4) Invest in companies for the purpose of exercising management or control.

     Not more than 10% of the Fund's net assets will be allocated to any one Portfolio Fund. In addition, the Fund will limit its investment position in any one Portfolio Fund to less than 5% of the Portfolio Fund's outstanding voting securities, absent an SEC order (or assurances from the SEC staff) under which the Fund's contribution and withdrawal of capital from a Portfolio Fund in which it holds 5% or more of the outstanding interests will not be subject to various 1940 Act prohibitions on affiliated transactions. However, to permit the investment of more of its assets in smaller Portfolio Funds deemed attractive by CFM, the Fund may purchase non-voting securities of Portfolio Funds, subject to a limitation that the Fund will not purchase voting and non-voting interests in a Portfolio Fund that in the aggregate represent 25% or more of the Portfolio Fund's outstanding equity.

Other Investment Policies

     Temporary Defensive Position. In an attempt to respond to adverse market, economic, political, or other conditions, the Fund may invest up to 100% of its assets in cash or cash equivalents including, but not limited to, securities of the U.S. government and its agencies and instrumentalities. The Fund's investments in foreign cash equivalents will be limited to those that, in the opinion of the Adviser, equate generally to U.S. commercial paper and securities of the U.S. government and its agencies and instrumentalities. Investments in bank obligations will be limited at the time of investment to the obligations of the 100 largest domestic banks in terms of assets that are subject to regulatory supervision by the U.S. government or state governments, and the obligations of the 100 largest foreign banks in terms of assets with branches or agencies in the United States. These investments may be inconsistent with the Fund's investment objective and may result in a loss of investment opportunity, which could result in a lower return than would have been obtained had the Fund adhered to its standard investment policies.

     Proxy Voting Policies and Procedures. The Fund has adopted policies and procedures for voting proxies received from issuers whose securities are held by the Fund. The Fund's policies and procedures are to be implemented by the Adviser. The vote with respect to most routine issues presented in proxy statements should be cast in accordance with the position of the company's management, unless it is determined that supporting management's position would adversely affect the investment merits of owning the stock. However, each issue should be considered on its own merits, and the position of management should not be supported in any situation where it is found not to be in the best interests of the Fund's shareholders.

     Proxies are voted solely in the interests of the shareholders of the Fund. Any conflict of interest must be resolved in the way that will most benefit the shareholders. The Adviser shall not vote proxies relating to such issuers on behalf of its client accounts until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been agreed upon by the Board of Directors. If the proxy manager determines that a conflict of interest is not material, the Adviser may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, the conflict shall be disclosed to the Board of Directors and the Adviser shall follow the instructions of the Board of Directors.

Additional  Information  on Investment  Strategies  and  Techniques of Portfolio
Funds

     Most of the different types of securities in which the Portfolio Funds invest, subject to their individual investment objectives, policies and restrictions, are described in the Prospectus under "INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES" and "RISK FACTORS." This section provides additional information with respect to the types of investments strategies and techniques of the Portfolio Funds in which the Fund will invest. As there is no limit on the types of investments the Portfolio Funds may make, however, the discussion in the Prospectus and Statement of Additional Information cannot be a comprehensive description. Any decision to invest in this Fund should take into account the possibility that the Portfolio Funds may make virtually any kind of investment, and may be subject to related risks, which can be substantial.

         Convertible Securities

     Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a specified period of time at a specified price or based on a specified formula. A convertible security entitles the holder to receive interest that is generally paid or accrued on debt, or a dividend that is paid or accrued on preferred stock, until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

     The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value typically declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also increase or decrease the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security.

     A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Portfolio Fund is called for redemption, the Portfolio Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on a Portfolio Fund's ability to achieve its investment objective, which, in turn, could result in losses to the Fund.

         Derivatives

     Some or all Portfolio Funds may use financial instruments known as derivatives. A derivative is generally defined as an instrument whose value is derived from, or based upon, some underlying index, reference rate (such as interest rates or currency exchange rates), security, commodity or other asset. The Adviser anticipates that the Portfolio Funds will use a specific type of derivative only after consideration of, among other things, how the derivative instrument serves the Portfolio Funds' investment objective and the risk associated with the instrument. The Portfolio Managers may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by the Portfolio Funds will succeed, or that a particular hedging instrument will be available for use by the Portfolio Funds.

     Options and Futures. The Portfolio Funds may utilize options and futures contracts. They also may use so-called "synthetic" options or other derivative instruments written by broker-dealers or other permissible financial intermediaries. Options transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over-the-counter, the Portfolio Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such options may also be illiquid and, in such cases, a Portfolio Fund may have difficulty closing out its position. Over-the-counter options purchased and sold by the Portfolio Funds also may include options on baskets of specific securities.

     Portfolio Funds may purchase call and put options on specific securities, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue their investment objectives. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option. A covered call option is a call option with respect to which a Portfolio Fund owns the underlying security. The sale of such an option exposes a Portfolio Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on a Portfolio Fund's books or with the Portfolio Fund's custodian to fulfill the obligation undertaken. The sale of such an option exposes a Portfolio Fund during the term of the option to a decline in price of the underlying security while depriving the Portfolio Fund of the opportunity to invest the segregated assets.

     A Portfolio Fund may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. A Portfolio Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, a Portfolio Fund would ordinarily make a similar "closing sale transaction," which involves liquidating its position by selling the option previously purchased, although the Portfolio Fund would be entitled to exercise the option should it deem it advantageous to do so.

     Portfolio Funds may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits a Portfolio Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or a Portfolio Fund could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission ("CFTC").

     Engaging in these transactions involves risk of loss to the Portfolio Funds that could adversely affect the value of the Fund's net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Portfolio Funds to substantial losses.

     Successful use of futures also is subject to the ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

     The prices of commodities contracts and all derivative instruments, including futures and options prices, are highly volatile. Price movements of forward contracts, futures contracts, and other derivative contracts in which Portfolio Funds may invest are influenced by, among other things: interest rates; changing supply and demand relationships; trade, fiscal, monetary, exchange control programs and policies of governments; and national and international political and economic events and policies. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies and interest rate related futures and options. Such intervention often is intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. Portfolio Funds also are subject to the risk of the failure of any of the exchanges on which their positions trade or of their clearinghouses.

     Some or all of the Portfolio Funds may purchase and sell stock index futures contracts, interest rate futures contracts, and currency futures. A stock index future obligates a Portfolio Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day. An interest rate future obligates a Portfolio Fund to purchase or sell an amount of a specific debt security at a future date at a specific price. A currency future obligates a Portfolio Fund to purchase or sell an amount of a specific currency at a future date at a specific price.

     Call and Put Options on Securities Indices. Some or all of the Portfolio Funds may purchase and sell call and put options on stock indices listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes to pursue their investment objectives. A stock index fluctuates with changes in the market values of the stocks included in the index. Accordingly, successful use by a Portfolio Fund of options on stock indexes will be subject to its Portfolio Manager's ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

         Distressed Credits

     The Portfolio Funds may invest in securities of domestic and foreign issuers in weak financial condition, experiencing poor operating results, having substantial capital needs or negative net worth, facing special competitive or product obsolescence problems, or that are involved in bankruptcy or reorganization proceedings. Investments of this type may involve substantial financial and business risks that can result in substantial or at times even total losses. Among the risks inherent in investments in troubled entities is the fact that it frequently may be difficult to obtain information as to the true condition of such issuers. Such investments also may be adversely affected by state and federal laws relating to, among other things, fraudulent transfers and other voidable transfers or payments, lender liability, and the Bankruptcy Court's power to disallow, reduce, subordinate, or disenfranchise particular claims. The market prices of such securities are also subject to abrupt and erratic market movements and above-average price volatility, and the spread between the bid and asked prices of such securities may be greater than those prevailing in other securities markets. It may take a number of years for the market price of such securities to reflect their intrinsic value. In liquidation (both in and out of bankruptcy) and other forms of corporate reorganization, there exists the risk that the reorganization either will be unsuccessful (due to, for example, failure to obtain requisite approvals), will be delayed (for example, until various liabilities, actual or contingent, have been satisfied), or will result in a distribution of cash or a new security the value of which will be less than the purchase price to the Portfolio Fund of the security in respect to which such distribution was made.

         Dollar Roll Transactions

     The Portfolio Funds may enter into dollar rolls in which the Portfolio Funds sell securities and simultaneously contract to repurchase substantially similar securities on a specified future date. In the case of dollar rolls involving mortgage-related securities, the mortgage-related securities that are purchased typically will be of the same type and will have the same or similar interest rate and maturity as those sold, but will be supported by different pools of mortgages. A Portfolio Fund generally forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but it is compensated by the difference between the current sales price and the price for the future purchase as well as by any interest earned on the proceeds of the securities sold. A Portfolio Fund could also be compensated through receipt of fee income.

     Investing in dollar rolls creates leverage (unless they are "covered dollar rolls," see description below) and are generally included in the calculation of a Portfolio Fund's total leverage-creating transaction. In addition to the general risks involved in leveraging, dollar rolls are subject to the same risks as repurchase and reverse repurchase agreements.

     Covered Dollar Rolls. A Portfolio Fund may enter into covered dollar rolls which are the same as the dollar roll transactions described above except that the dollar roll position is offset with a cash or cash equivalent position. The offsetting cash/cash equivalent position effectively collateralizes the Portfolio Fund's right to receive the security at the end of the roll period, and also serves to minimize the leveraging effect of the transaction. Covered dollar rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of a Portfolio Fund's borrowings and other senior securities. Covered dollar rolls are not considered to be a transaction that creates leverage and may be excluded from the calculation of a Portfolio Fund's total leverage-creating transaction.


         Equity Securities

     Portfolio Funds may invest in equity securities without restriction as to the market capitalization of issuers, including securities of companies with market capitalizations that are small compared to other publicly traded companies (including micro-cap companies). Smaller companies may have limited product lines, markets, or financial resources or may depend on a small, inexperienced management group. Securities of small companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more abruptly or erratically than securities of larger companies. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse market developments than securities of larger companies. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of a company's earnings potential or assets.

         Fixed-Income Securities

     Portfolio Funds may invest in fixed-income securities. Investment in these securities may offer opportunities for income and capital appreciation, and may also be used for temporary defensive purposes and to maintain liquidity.

     Fixed-income securities are obligations of the issuer to make payments of principal and/or interest on future dates, and include, among other securities: bonds, notes, and debentures issued by corporations; debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities or by a foreign government; municipal securities; and mortgage-backed and asset-backed securities. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity (i.e., market risk).

        Foreign Currency Transactions

     Foreign Currency Exchange Transactions. A Portfolio Fund may engage in foreign currency exchange transactions to protect against uncertainty in the level of future exchange rates. The Portfolio Manager to a Portfolio Fund may engage in foreign currency exchange transactions in connection with the purchase and sale of portfolio securities ("transaction hedging"), and to protect the value of specific portfolio positions ("position hedging").

     A Portfolio Fund may engage in "transaction hedging" to protect against a change in the foreign currency exchange rate between the date on which the Portfolio Fund contracts to purchase or sell the security and the settlement date, or to "lock in" the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. For that purpose, a Portfolio Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in or exposed to that foreign currency.

     If conditions warrant, a Portfolio Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts as a hedge against changes in foreign currency exchange rates between the trade and settlement dates on particular transactions and not for speculation. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements.

     For transaction hedging purposes, a Portfolio Fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a Portfolio Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives a Portfolio Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives a Portfolio Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives a Portfolio Fund the right to purchase a currency at the exercise price until the expiration of the option.

     A Portfolio Fund may engage in "position hedging" to protect against a decline in the value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated, or quoted or exposed (or an increase in the value of currency for securities which the Portfolio Fund intends to buy, when it holds cash reserves and short-term investments). For position hedging purposes, a Portfolio Fund may purchase or sell foreign currency futures contracts and foreign currency forward contracts, and may purchase put or call options on foreign currency futures contracts and on foreign currencies on exchanges or in over-the-counter markets. In connection with position hedging, a Portfolio Fund may also purchase or sell foreign currency on a spot basis.

     The  precise  matching  of  the  amounts  of  foreign   currency   exchange
transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

     It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for a Portfolio Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Portfolio Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Portfolio Fund is obligated to deliver.

     Hedging transactions involve costs and may result in losses. A Portfolio Fund may write covered call options on foreign currencies to offset some of the costs of hedging those currencies. A Portfolio Fund's ability to engage in hedging and related option transactions may be limited by tax considerations.

     Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which a Portfolio Fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques seek to minimize the risk of loss due to a decline in the value of the hedged currency, they seek to limit any potential gain which might result from the increase in the value of such currency.

     Currency Forward and Futures Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the U.S. are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

     The Adviser anticipates that forward contracts will be used primarily by a Portfolio Manager to adjust the foreign exchange exposure of a Portfolio Fund to protect against uncertainty in the level of future foreign exchange rates, and the Portfolio Funds might be expected to enter into such contracts under the following circumstances:

     Lock In. When the Portfolio Manager desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

     Cross Hedge. If a particular currency is expected to decrease against another currency, a Portfolio Fund may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of the Portfolio Fund's holdings denominated in the currency sold.

     Direct Hedge. If the Portfolio Manager wants to eliminate substantially all of the risk of owning a particular currency, and/or if the Portfolio Manager thinks that a Portfolio Fund can benefit from price appreciation in a given country's bonds but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, a Portfolio Fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a Portfolio Fund would hope to benefit from an increase (if any) in value of the bond.

     Proxy Hedge. The Portfolio Manager might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, a Portfolio Fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

     Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in any given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

     At the maturity of a forward or futures contract, a Portfolio Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

     Positions in foreign currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although a Portfolio Fund may intend to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there can be no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, a Portfolio Fund would continue to be required to make daily cash payments of variation margin.

     Foreign Currency Options. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges. The Adviser anticipates that foreign currency options will be purchased or written only when a Portfolio Fund's Portfolio Manager believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

     The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

     Foreign Currency Conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio Fund at one rate, while offering a lesser rate of exchange should a Portfolio Fund desire to resell that currency to the dealer.

         Leverage and Margin

     A Portfolio Fund may use leverage and may borrow through the use of reverse repurchase agreements. A reverse repurchase agreement is a form of collateralized borrowing in which the Portfolio Fund borrows money from a counterparty, generally for a period of three months or less, at an agreed-upon rate of interest.

     Under current market conditions, in order to reduce the variability of leverage borrowing costs from short-term reverse repurchase agreements, a Portfolio Fund may enter into interest rate swaps with the effect of fixing net borrowing costs for longer periods of time. The use of leverage is a speculative investment technique and involves certain risks to shareholders. These include the possibility of higher volatility of the net asset value and market price of a Portfolio Fund's shares, which in turn could affect the net asset value and market price of the Fund's Common Shares.

     The use of leverage creates an opportunity for increased net income and returns, but also creates certain risks for shareholders such as the opportunity for increased losses. As long as the rate of return on the assets purchased with the proceeds of leverage exceeds the net cost of borrowings, including the effects of any associated hedges, the investment of the proceeds of the leverage will generate more return than will be needed to offset such borrowing costs. If so, the excess will be available to pay higher dividends to shareholders. If, however, the net cost of borrowings, including the effects of any associated hedges, exceeds the rate of return on the assets purchased with the proceeds of leverage, the return to shareholders will be less than if the Portfolio Fund had not leveraged.

     If the market value of a Portfolio Fund's portfolio declines, the leverage will result in a greater decrease in the Portfolio Fund's net asset value than if the Portfolio Fund were not leveraged. Any decline in the net asset value of the Portfolio Fund's investments will be borne entirely by its shareholders. A greater net asset value decrease caused by the use of leverage will tend to cause a greater decline in the market price of the Portfolio Fund's shares and, consequently, could cause a greater decline in the market price of the Common Shares.

     To the extent that a Portfolio Fund is required or elects to prepay any borrowings, the Portfolio Fund may need to liquidate investments to fund such prepayments. Liquidation at times of adverse economic conditions may result in capital loss and reduce returns to shareholders. In addition, such prepayment would likely result in the Portfolio Fund seeking to terminate early all or a portion of any swap transaction. Early termination of the swap could result in a termination payment by the Portfolio Fund.

     The potential use of short-term margin borrowings by Portfolio Funds results in certain additional risks. For example, should the securities that are pledged to brokers to secure margin accounts decline in value, or should brokers from which the Portfolio Funds have borrowed increase their maintenance margin requirements (i.e., reduce the percentage of a position that can be financed), then the Portfolio Funds could be subject to a "margin call," pursuant to which they must either deposit additional funds with the broker or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a precipitous drop in the value of the assets of a Portfolio Fund, it might not be able to liquidate assets quickly enough to pay off the margin debt and might suffer mandatory liquidation of positions in a declining market at relatively low prices, thereby incurring substantial losses. For these reasons, the use of borrowings for investment purposes is considered a speculative investment practice.

         Preferred Stocks

     Preferred stock generally has a preference as to dividends and, in the event of liquidation, to an issuer's assets, over the issuer's common stock, but it ranks junior to debt securities in an issuer's capital structure. Preferred stock generally pays dividends in cash or additional shares of preferred stock at a defined rate but, unlike interest payments on debt securities, preferred stock dividends are generally payable only if declared by the issuer's board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer's common stock until all unpaid preferred stock dividends have been paid. Preferred stock may also be subject to optional or mandatory redemption provisions.

         Rights and Warrants

     Some or all Portfolio Funds may invest in common stock rights and warrants believed by the Portfolio Manager to provide capital appreciation opportunities. Common stock rights and warrants may be purchased separately or may be received as part of a unit or attached to securities purchased. Warrants are securities that give the holder the right, but not the obligation, to purchase equity securities of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. Rights are similar to warrants but normally have a shorter duration and are distributed directly by an issuer to its shareholders.

     At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This effect enables the investor to gain exposure to the underlying security with a relatively low capital investment but increases an investor's risk in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value.

     The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant, or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer.

         Bank Loans and Participations

     Some or all Portfolio Funds may invest directly or through a private investment fund in bank loans or participations in bank loans (collectively, "bank loans"), either of which may become non-performing for a variety of reasons. Such non-performing bank loans may require substantial workout negotiations or restructuring in the event of a default or bankruptcy, which may entail, among other things, a substantial reduction in the interest rate and a substantial write-down of the principal of the bank loan. In addition, bank loans are generally subject to liquidity risks since bank loans are traded in an over-the-counter market.

     Bank loans, like most other debt obligations, are subject to the risk of default. While all investments involve some amount of risk, bank loans generally involve less risk than equity instruments of the same issuer because the payment of principal of and interest on debt instruments is a contractual obligation of the issuer that, in most instances, takes precedence over the payment of dividends, or the return of capital, to the issuer's shareholders.

     Although the Portfolio Funds may invest in bank loans that will be fully collateralized with assets with a market value that, at the time of acquisition, equals or exceeds the principal amount of the bank loan, the value of the collateral may decline below the principal amount of the bank loan subsequent to a Portfolio Fund's investment in such bank loan. In addition, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, a Portfolio Fund will be subject to the risk that this stock may decline in value, be relatively illiquid, or may lose all or substantially all of its value, causing the bank loan to be undercollateralized. There is no assurance that the sale of collateral would raise enough cash to satisfy the borrower's payment obligation or that the collateral can or will be liquidated. Some or all of the bank loans held by a Portfolio Fund may not be secured by any collateral, and such bank loans entail greater risk than secured bank loans.

     Bank loans are also subject to the risk of default of scheduled interest or principal payments. In the event of a failure to pay scheduled interest or principal payments on bank loans held by a Portfolio Fund, the Portfolio Fund could experience a reduction in its income, would experience a decline in the market value of the particular bank loan so affected, and may experience a decline in the net asset value of the Portfolio Fund shares or the amount of its dividends. The risk of default will increase in the event of an economic downturn or a substantial increase in interest rates. To the extent that a Portfolio Fund's investment is in a bank loan acquired from another lender, the Portfolio Fund may be subject to certain credit risks with respect to that lender.

     A Portfolio Fund may acquire bank loans of borrowers that are experiencing, or are more likely to experience, financial difficulty, including bank loans issued in highly leveraged transactions. A Portfolio Fund may even acquire and retain in its portfolio bank loans of borrowers that have filed for bankruptcy protection or that have had involuntary bankruptcy petitions filed against them by creditors.

     In the event of the bankruptcy, receivership, or other insolvency proceeding of a borrower, a Portfolio Fund could experience delays or limitations with respect to its ability to collect the principal of and interest on the bank loan and with respect to its ability to realize the benefits of the collateral securing the bank loan, if any. Among the credit risks involved in such a proceeding are the avoidance of the bank loan as a fraudulent conveyance, the restructuring of the payment obligations under the bank loan (including, without limitation, the reduction of the principal amount, the extension of the maturity, and the reduction of the interest rate thereof), the avoidance of the pledge of collateral securing the bank loan as a fraudulent conveyance or preferential transfer, the discharge of the obligation to repay that portion of the bank loan that exceeds the value of the collateral, and the subordination of the Portfolio Fund's rights to the rights of other creditors of the borrower under applicable law. Similar delays or limitations of the Portfolio Fund's ability to collect the principal of and interest on the bank loan and with respect to its ability to realize the benefits of the collateral securing the bank loan may arise in the event of the bankruptcy, receivership, or other insolvency proceeding of an original lender or an agent.

     The Adviser anticipates that investment decisions on bank loans will be based largely on the credit analysis performed by a Portfolio Manager's investment personnel and not on analysis prepared by rating agencies or other independent parties, and such analysis may be difficult to perform for many borrowers and issuers. A Portfolio Manager may also utilize information prepared and supplied by the agent or other lenders. Information about interests in bank loans generally will not be in the public domain, and interests are often not currently rated by any nationally recognized rating service. Many borrowers have not issued securities to the public and are not subject to reporting requirements under federal securities laws. Generally, borrowers are required to provide financial information to lenders, including a Portfolio Fund, and information may be available from other bank loan participants or agents that originate or administer bank loans. There can be no assurance that the Portfolio Manager's analysis will disclose factors that may impair the value of a bank loan. A serious deterioration in the credit quality of a borrower could cause a permanent decrease in a Portfolio Fund's net asset value.

     There is no minimum rating or other independent evaluation of a borrower or its securities limiting a Portfolio Fund's investments. Although a bank loan often is not rated by any rating agency at the time a Portfolio Fund purchases the bank loan, rating agencies have become more active in rating an increasing number of bank loans and at any given time a substantial portion of the bank loans in a Portfolio Fund's portfolio may be rated. Although a Portfolio Manager may consider such ratings when evaluating a bank loan, it does not view such ratings as a determinative factor in its investment decisions. The lack of a rating may not necessarily imply that a bank loan is of lesser investment quality. Portfolio Funds may invest their assets in securities, including bank loans, rated below investment grade or that are unrated but of comparable quality.

     While debt instruments generally are subject to the risk of changes in interest rates, the interest rates of bank loans in which a Portfolio Fund may invest would adjust with a specified interest rate. Thus the risk that changes in interest rates would affect the market value of such bank loans is significantly decreased, but is not eliminated.

         Short Sales

     Some or all of the Portfolio Funds may attempt to limit their exposure to a possible market decline in the value of their portfolio securities through short sales of securities that the Portfolio Funds believe possess volatility characteristics similar to those being hedged. In addition, the Portfolio Funds may use short sales for non-hedging purposes to pursue their investment objectives. For example, a Portfolio Fund may "short" a security of a company if, in the Portfolio Manager's view, the security is over-valued in relation to the issuer's prospects for earnings growth.

     To effect a short sale, a Portfolio Fund will borrow a security from a brokerage firm to make delivery to the buyer. The Portfolio Fund is then obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio Fund, which would result in a loss or gain, respectively. These techniques are speculative and, in certain circumstances, can substantially increase the impact of adverse price movements on a Portfolio Fund's portfolio. A short sale of a security involves the risk of an unlimited increase in the market price of the security that could result in an inability to cover the short position, and thus, a theoretically unlimited loss. There can be no assurance that securities necessary to cover a short position will be available for purchase.

     A Portfolio Fund may also make short sales against-the-box, in which it sells short securities it owns or has the right to obtain without payment of additional consideration. A Portfolio Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against-the-box.

         Swaps

     Some or all of the Portfolio Funds may enter into equity, interest rate, index, currency rate, and total return swap agreements. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if a Portfolio Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount" (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index).

     Interest Rate Swaps. Some or all of the Portfolio Funds may enter into interest rate swaps. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

     Equity Index Swaps. Some or all of the Portfolio Funds may enter into equity index swaps. Equity index swaps involve the exchange by a Portfolio Fund with another party of cash flows based upon the performance of an index or a portion of an index of securities which usually includes dividends. Portfolio Funds may purchase cash-settled options on equity index swaps. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

     Currency Swaps. Some or all of the Portfolio Funds may enter into currency swaps for both hedging and non-hedging purposes. Currency swaps involve the exchange of rights to make or receive payments in specified foreign currencies. Since currency swaps are individually negotiated, a Portfolio Fund expects to achieve an acceptable degree of correlation between its portfolio investments and its currency swap positions. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for another designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The use of currency swaps is a highly specialized activity which involves special investment techniques and risks. If its Portfolio Manager is incorrect in its forecasts of market values and currency exchange rates, a Portfolio Fund's performance will be adversely affected.

     Total Return Swaps. Some or all of the Portfolio Funds may invest in total return swaps with appropriate counterparties. In a total return swap, one party pays a rate of interest in exchange for the total rate of return on another investment. For example, if a Portfolio Fund wished to invest in a senior loan, it could instead enter into a total return swap and receive the total return of the senior loan, less the "funding cost," which would be a floating interest rate payment to the counterparty.

     Most swap agreements entered into by a Portfolio Fund would require the calculation of the obligations of the parties to the agreements on a "net basis." Consequently, a Portfolio Fund's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The risk of loss with respect to swaps is limited to the net amount of interest payments that a Portfolio Fund is contractually obligated to make. If the other party to a swap defaults, a Portfolio Fund's risk of loss consists of the net amount of payments that the Portfolio Fund contractually is entitled to receive.




                             MANAGEMENT OF THE FUND

     The Fund is supervised by a Board of Directors that is responsible for representing the interests of shareholders. The Board of Directors will meet periodically throughout the year to oversee the Funds' activities, reviewing, among other things, the Fund's performance and its contractual arrangements with various service providers. The Directors elect the officers of the Fund who are responsible for administering the Fund's day-to-day operations.

Directors and Officers

     The Directors and executive officers of the Fund, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 1725 I Street, N.W., Suite 300, Washington, D.C. 20006. Each Director who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Directors who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Directors."



                        Position(s)
                        Held with Fund    Principal Occupation(s)
Name, Address           and Term of       During Past 5 Years and

and Age                 Office and        Other Directorships Held by           Other Directorships Held by Director
                                                                                ====================================
                        Length of Time    Director/Officer

                        Served
----------------------- ----------------- ------------------------------------- -------------------------------------


Interested Director

J. Mitchell Reese *     President and     Since June 2002, Chief Executive      Director, Oxford Finance Corporation.
(44)                    Director.         Officer and President of CINTRA
                        June 2002 to      Fund Management, LLC; from December
                        present.          2000 to May 2002, a private
                                          investor; from August 1997 to
                                          November 2000, Managing Director of
                                          the Carlyle Group; and from October
                                          1990 to July 1997, Managing
                                          Director of Morgan Keegan & Company.



Disinterested
Directors

David A.R. Dullum       Director          Since 1996, General Partner of New    Director, Gladstone Capital
(55)                                      England Partners (venture capital     Corporation; Director, Gladstone
                                          investing).                           Commercial Corporation.


Harry S. Gruner         Director          Since 1992, Managing Member of JMI,   Director, The META Group.
===============         ========          ====================================  =========================
(44)                                      Inc. (private equity).
====                                      ======================


Officer

Koren Bedsole           Secretary         Since 1997, Center Manager, Metro
                                          Offices, Inc. (shared offices
                                          service company).





     * "Interested person" as defined in the "1940 Act, because of affiliations with CINTRA Fund Management, LLC and/or with the Fund.


Committees of the Board

     The Fund has a standing Audit Committee currently consisting of all of the Disinterested Directors. The Audit Committee's function is to recommend to the Board of Directors independent accountants to conduct the annual audit of the Fund's financial statements; review with the independent accountants the outline, scope and results of the annual audit; and review the performance and fees charged by the independent accountants for professional services. In addition, the Audit Committee meets with the independent accountants and representatives of management to review accounting activities and areas of financial reporting and control.


     The Fund's Audit Committee performs the functions of a nominating committee and a compensation committee, including the recommendation of candidates for election to the Board of Directors as Disinterested Directors and the determination of the compensation paid to the Disinterested Directors. The Audit Committee will consider nominees recommended by shareholders. Such recommendations should be submitted in writing to the Secretary of the Fund at 1725 I Street, N.W., Suite 300, Washington, D.C. 20006.

     The Fund has a Valuation Committee consisting of all of the Fund's Directors, and may in the future include such other officers of the Fund and the Adviser as are deemed necessary by the Directors from time to time, each of whom shall serve at the pleasure of the Board of Directors as members of the Valuation Committee. The Valuation Committee determines the value of any of the Fund's securities and assets for which market quotations are not readily available or for which valuation cannot otherwise be provided.



Director Ownership


     The following table sets forth, for each Director, the aggregate dollar range of equity securities owned of the Fund as of December 31, 2002. The Fund had issued no Common Shares as of that date.





                                         Dollar Range of Equity
         Name of Director                Securities in the Fund
         ------------------------------- -----------------------------


         David A.R. Dullum                              $0
         =================               =================
         Harry S. Gruner                                $0
         ===============                 =================
         J. Mitchell Reese                              $0*
         =================               ==================

     *Mr. Reese has agreed to purchase 60,333 Common Shares ($904,995.00) in the offering at the initial public offering price. In addition, the Adviser, which is wholly-owned by Mr. Reese, has purchased 6,667 Common Shares at $15.00 per share ($100,005.00) to provide the Fund's initial capital. As a result, upon completion of the initial public offering, Mr. Reese and his affiliates will have purchased 67,000 Common Shares of the Fund ($1,005,000.00), including Common Shares purchased in the initial public offering.



Principal Shareholders


     To the knowledge of the Fund, as of October 22, 2003, no current Director of the Fund owned 1% or more of the outstanding Common Shares, and the officers and Directors of the Fund owned, as a group, less than 1% of the Common Shares.

     As of October 22, 2003, the Adviser owned 100% of the outstanding Common Shares. The Adviser may be deemed to control the Fund until such time as it owns less than 25% of the outstanding Common Shares of the Fund (i.e., until the initial public offering of the Common Shares is completed).




                            COMPENSATION OF DIRECTORS


                                                               Pension or Retirement    Total Compensation
                                                                Benefits Accrued As     From Fund Paid to
                                                                    Part of Fund            Directors

                                              Aggregate              Expenses**

                                         Compensation from
          Name and Position                     Fund


David A. R. Dullum                             $15,000                   --                  $15,000
==================                             =======                   ==                  =======
Harry S. Gruner                                $15,000                   --                  $15,000
===============                                =======                   ==                  =======
J. Mitchell Reese                                $0                      --                     $0
=================                                ==                      ==                     ==


     * The information in this table is the Director compensation estimated to be paid by the Fund for the period beginning _________, 2003 and ending on December 31, 2003.


**  The Fund does not currently offer pension or retirement benefits.

     The Board of Directors consists of 3 members, more than 50% of whom are not "interested persons" as defined in the 1940 Act. Election of Directors is non-cumulative. Accordingly, holders of a majority of the outstanding Common Shares may elect all of the directors who may be elected by such holders. The Board of Directors intends to add one additional Disinterested Director to the Board of Directors within 60 days of the date of the Fund's commencement of operations.

     The Fund will pay each Director not affiliated with the Adviser a fee of $15,000 per year, together with annual out-of-pocket expenses relating to attendance at each Board of Directors and Committee meetings.


     The Fund's Articles of Incorporation limit the personal liability of Directors and officers to the Fund and its shareholders to the fullest extent permitted by Maryland law and the 1940 Act. Under Maryland law, the Fund's Directors and officers have no liability to the Fund and its shareholders for monetary damages except (a) for, and to the extent of, actual receipt of an improper benefit in money, property or services, or (b) in respect of an adjudication based upon a finding of active and deliberate dishonesty which was material to the cause of action adjudicated. In accordance with the 1940 Act, the Articles of Incorporation do not protect or purport to protect Directors and officers against any liability to the Fund or its shareholders to which they would be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties involved in the conduct of such person's office.

     In addition, the Fund's Articles of Incorporation provide that the Fund will indemnify its Directors and officers against liabilities and expenses in connection with the performance of their duties on behalf of the Fund to the fullest extent permitted by Maryland law, subject to the applicable requirements of the 1940 Act, including the advancing of expenses incurred in connection therewith. Under Maryland law, the Fund is entitled (and, if the Director or officer is successful on the merits or otherwise, obligated) to indemnify each Director or officer in connection with any proceeding to which such Director or officer is made a party by reason of service in his capacity as a Director or officer, unless it is proved that (1) the act or omission of the Director or officer was material to the cause of action adjudicated in the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty, (2) the Director or officer actually received an improper personal benefit in money, property or services, or (3) in the case of any criminal proceeding, the Director or officer had reasonable cause to believe that the act or omission was unlawful. The foregoing standards apply both to third party actions and to derivative suits by or in the right of the Fund. Indemnification may be against judgments, penalties, fines, settlements and reasonable expenses actually incurred by the Director or officer in connection with the proceeding.

     If the proceeding is one by or in the right of the Fund, indemnification may not be made in respect of any proceeding in which the Director or officer shall have been adjudged to be liable to the Fund. In the view of the staff of the Commission, an indemnification provision is consistent with the 1940 Act if it (1) precludes indemnification for any liability, whether or not there is an adjudication of liability, arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties described in Section 17(h) and (i) of the 1940 Act ("disabling conduct") and (2) sets forth reasonable and fair means for determining whether indemnification shall be made; in the case of the Fund, "reasonable and fair means" would include (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified ("indemnitee") was not liable by reason of disabling conduct (including a dismissal because of insufficiency of evidence) and (2) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct by (a) the vote of a majority of a quorum of Directors who are neither "interested persons" of the Fund as defined in Section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) a written opinion of independent legal counsel.

     The indemnification rights provided or authorized by the Articles of Incorporation or applicable law are not exclusive of any other rights to which a person seeking indemnification may be entitled. The Fund intends to obtain liability insurance at its expense for the benefit of its Directors and officers which includes coverage for liability arising from the performance of their duties on behalf of the Fund which is not inconsistent with the indemnification provisions of the Articles of Incorporation and applicable law.

                          THE ADVISER AND ADMINISTRATOR

Adviser


     The Fund has engaged CINTRA Fund Management, LLC ("CFM" or the "Adviser") to provide professional investment management for the Fund pursuant to an Advisory Agreement dated October 22, 2003. The Adviser is a Delaware limited liability company which was organized on June 25, 2002. Prior to the commencement of the operations of the Fund, the Adviser will be registered with the Commission as an investment adviser under the Investment Advisers Act of 1940, as amended. The business address of the Adviser and its officers and directors is 1725 I Street, N.W., Suite 300, Washington, D.C. 20006. Subject to the authority of the Board of Directors, the Adviser is responsible for overall management of the Fund's business affairs.


     The Adviser is controlled by J. Mitchell Reese, its Managing Member, Chief Executive Officer and President. Mr. Reese is the Chief Executive Officer and President and a Director of the Fund.

Investment Advisory Agreement


     The Board of Directors, including a majority of the Disinterested Directors, has the responsibility under the 1940 Act to approve the Fund's Investment Advisory Agreement (the "Advisory Agreement") for its initial term and annually thereafter at a meeting called for the purpose of voting on such matters. On October 18, 2003, the Fund's Board of Directors, including the Disinterested Directors, approved the Advisory Agreement for an initial two-year term. In determining whether to approve the Advisory Agreement, the Directors reviewed the materials provided by the Adviser, including its presentation at the Board of Directors meeting, and considered the following: (1) the level of the management fees and estimated expense ratio of the Fund as compared to competitive funds of a comparable size; (2) the nature and quality of the services rendered by the Adviser, (3) anticipated benefits derived by the Adviser from its relationship with the Fund, (4) the costs of providing services to the Fund, and (5) the anticipated profitability of the Fund to the Adviser. The Advisory Agreement was also approved by the sole initial shareholder of the Fund on October 21, 2003.


     The Advisory Agreement will continue in effect for two years and then from year to year, but only so long as such continuation is specifically approved at least annually by both (1) the vote of a majority of the Board of Directors or the vote of a majority of the outstanding voting securities of the Fund (as provided in the 1940 Act) and (2) the vote of a majority of the Disinterested Directors cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time, without the payment of any penalty, upon the vote of a majority of the Board of Directors or a majority of the outstanding voting securities of the Fund or by the Adviser, on 60 days' written notice by either party to the other. The Advisory Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act and the rules thereunder).

     Pursuant to the Advisory Agreement, the Fund will retain the Adviser to manage the investment of the Fund's assets and to provide such investment research, advice and supervision, in conformity with the Fund's investment objectives and policies, as may be necessary for the operations of the Fund.

     The Advisory Agreement provides, among other things, that the Adviser will bear all expenses of its employees and overhead incurred in connection with its duties under the Advisory Agreement, and will pay all salaries of the Fund's directors and officers who are affiliated persons (as such term is defined in the 1940 Act) of the Adviser. The Advisory Agreement provides that the Fund shall pay to the Adviser a monthly fee for its services which is equal to 1.95% per annum of the Fund's average weekly net assets, which, for purposes of determining the Adviser's fee, shall be the average weekly value of the total assets of the Fund, minus the sum of accrued liabilities (including accrued expenses) of the Fund and any declared but unpaid dividends on the Common Shares.

Code of Ethics


     The Fund and the Adviser have each adopted codes of ethics as required under the 1940 Act. Subject to certain conditions and restrictions, these codes permit personnel subject to the codes to invest in securities for their own accounts, including securities that may be purchased, held or sold by the Fund. Securities transactions by some of these persons may be subject to prior approval. Securities transactions of certain personnel are subject to quarterly reporting and review requirements. The codes will be on public file with, and will be available from, the Commission.

     The codes of ethics may be reviewed and copied at the Commission's Public Reference Room ("PRR"), in Washington, D.C. Information on the operation of the PRR may be obtained by calling the Commission at 1-202-942-8090. The codes of ethics are also available on the EDGAR database on the Commission's Internet site at http://www.sec.gov. Copies are also available (subject to a duplicating fee) at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.


Administration Agreement


     The Fund has entered into an Administration Agreement with SEI Investments Global Funds Services (the "Administrator"). The Administrator will perform administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and provides the Fund with administrative office facilities. For these services, the Fund will pay a monthly fee at an annual rate of 0.10% of its month end net assets with an annual minimum fee of $90,000.




                               PORTFOLIO TURNOVER

     The Adviser will actively make portfolio adjustments that reflect the Fund's investment strategy, but does not intend to trade securities for the Fund for the purpose of seeking short-term profits. It will, however, change the Fund's securities, regardless of how long they have been held, when it believes doing so will further the Fund's investment objectives. In addition, the Fund may sell securities in order to fund tender offers or to pay required distributions.

     The Fund reserves full freedom with respect to portfolio turnover. In periods when there are rapid changes in economic conditions or security price levels or when the investment strategy is changed significantly, portfolio turnover may be significantly higher than during times of economic and market price stability, when the investment strategy remains relatively constant. A high rate of portfolio turnover will result in increased transaction costs for the Fund in the form of increased dealer spreads and brokerage commissions.


                                    TAXATION

     Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership and disposition of Common Shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. This discussion is based upon current provisions of the Code, the Treasury regulations promulgated thereunder and judicial and administrative ruling authorities, all of which are subject to change, possibly with retroactive effect. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership, or disposition of Common Shares, as well as the tax consequences arising under the laws of any state, foreign country or other taxing jurisdiction.

Federal Income Tax Treatment of the Fund

     The Fund has elected and intends to qualify to be treated as a regulated investment company under the Code. To qualify as a regulated investment company, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in stock, securities or currencies (including, but not limited to, gains from options, futures and forward contracts), and (b) diversify its holdings so that, at the end of each quarter of each taxable year,
(i) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies).

     The 90% of income test is applied by reference to the gross income of the underlying Portfolio Funds. The Fund will have very little control over the investments made by a particular Portfolio Fund, and so there is some risk that more than 10% of the income of all of the Portfolio Funds in which the Fund invests, viewed as a whole, will be from unacceptable sources, such as commodities trading. If such a situation were to arise, the Fund could lose its qualification as a regulated investment company. The Adviser will monitor the income and investments of each Portfolio Fund in which the Fund invests, to attempt to avoid this risk. The diversification rules described in clause (b) above, containing both a 50% test and a 25% test, may pose similar risks for the Fund. In certain circumstances, those tests may be applied by reference to the assets of the Portfolio Funds in which the Fund invests, in which case there is little risk that the Fund would fail the diversification tests. However, the tests might be applied by reference to the direct assets of the Fund, namely its interests in the Portfolio Funds. The Fund will attempt to meet the diversification tests measured by reference to its direct interests in Portfolio Funds, rather than by reference to the assets owned by the Portfolio Funds, unless it is satisfied that it may rely on the assets owned by the Portfolio Funds.

     As a regulated investment company, in any fiscal year with respect to which the Fund distributes at least 90% of its investment company taxable income (which includes, among other items, dividends and interest but excludes net long-term capital gains in excess of net short-term capital losses), the Fund (but not its shareholders) generally will be relieved of U.S. federal income tax on its net investment income and net capital gains (net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years, if any) that it distributes to shareholders. To the extent the Fund retains its net capital gains for investment, it will be subject under current tax rates to a federal income tax at a maximum effective rate of 35% on the amount retained. See "Federal Income Tax Treatment of Holders of Common Shares" below. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax payable by the Fund. To avoid this tax, the Fund must distribute, or be deemed to have distributed, during each calendar year at least an amount equal to the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the twelve-month period ending on December 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. See "FEDERAL TAXATION" in the Prospectus.

     If in any taxable year the Fund fails to qualify as a regulated investment company under the Code, the Fund will be taxed in the same manner as an ordinary corporation, and distributions to its shareholders will not be deductible by the Fund in computing its taxable income. In the event of failure to qualify, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, will constitute dividends eligible for the corporate dividends received deduction and the maximum federal tax rate of 15% for individual, non-corporate taxpayers, subject to certain requirements, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. In addition, in the event the Fund fails to qualify for any year, it generally must pay out its earnings and profits accumulated in that year less an interest charge to the U.S. Treasury on 50% of such earnings and profits before it can again qualify as a regulated investment company.

     If the Fund does not meet the asset coverage requirements of the 1940 Act, the Fund will be required to suspend distributions to shareholders and/or to any outstanding preferred shares until the asset coverage is restored. Such a suspension of distributions could prevent the Fund from distributing 90% of its investment company taxable income, as is required in order to qualify for taxation as a regulated investment company, or cause the Fund to incur a tax liability or a non-deductible 4% excise tax on its undistributed taxable income (including gain), or both.

     Certain of the Fund's investments (including investments attributed to the Fund by virtue of its investment in the Portfolio Funds), including transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), will be subject to special provisions of the Internal Revenue Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income and gain to the Fund, defer Fund losses, or affect the determination of whether capital gains and losses are characterized as long- term or short-term capital gains or losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions may cause the Fund to recognize income or gain without receiving cash with which to make distributions in amounts necessary to satisfy the 90% and 98% distribution requirements for avoiding income and excise taxes.

     Portfolio Funds in which the Fund invests may hold securities issued by non-United States persons. Interest and dividend income earned on these foreign securities may be subject to withholding taxes imposed by a foreign country. Further, under certain circumstances a foreign country may impose capital gains tax on transactions involving such securities. It is very unlikely that the Fund will be able to pass through to its shareholders a foreign tax credit for these foreign taxes incurred by a Portfolio Fund in which the Fund invests. The foreign taxes will therefore effectively be costs of the Fund which reduce the ultimate yield to investors.

Federal Income Tax Treatment of Holders of Common Shares

     For any period during which the Fund qualifies as a regulated investment company for federal income tax purposes, dividends paid out of the Fund's investment company taxable income to shareholders will be taxable as ordinary income. The Fund will inform shareholders annually as to what portion if any of dividends which it pays will qualify for the corporate dividends-received deduction and the maximum federal tax rate of 15% for individual, non-corporate taxpayers. Distributions of net capital gains designated by the Fund as "capital gain dividends," if any, are taxable as long-term capital gains, regardless of how long the shareholder has held the Fund's shares. Capital gain dividends are not eligible for the corporate dividends received deduction. Dividends and distributions will be taxable to shareholders as if actually distributed, even if they are reinvested in additional shares of the Fund. Shareholders receiving distributions in the form of newly issued shares will have a cost basis in each share received equal to the fair market value of a share of the Fund on the distribution date. Shareholders receiving distributions in the form of additional Common Shares purchased by the Plan Agent will be treated for federal income tax purposes as receiving the amount of cash received by the Plan Agent on their behalf. In general, the basis of such shares will equal the price paid by the Plan Agent for such shares.

     Generally, dividends paid by the Fund are treated as received in the taxable year in which the distribution is made; however, any dividend declared by the Fund in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as received on December 31 of the year in which declared.

     Any distribution by the Fund to a shareholder not made out of the Fund's current and accumulated earnings and profits will be treated as a return of capital to each shareholder, will reduce the basis of each Common Share with respect to which it is distributed and will be subject to tax as capital gain to the extent that the distribution exceeds the basis of the Common Share with respect to which it is distributed. Investors should carefully consider the tax implications of buying Common Shares just prior to a distribution, as the price of shares purchased at such time may reflect the amount of the forthcoming distribution which will, except in unusual circumstances, be taxable when received.

     After the close of each taxable year, the Fund will identify for its shareholders the portions of its distributions that are attributable to capital gains and to ordinary income.

     The Code permits certain miscellaneous itemized deductions by individuals, including deductions of certain investment expenses, only to the extent the aggregate of such deductions exceeds 2% of an individual's federal adjusted gross income. The Code treats such expenses incurred by a regulated investment company as being indirectly incurred by the shareholders of the regulated investment company. Shareholder expenses of publicly offered regulated investment companies are exempted from the application of the 2% floor. Thus, the limitation will not apply with respect to indirect deductions through the Fund. There are no similar limitations which could apply to corporate shareholders.

     If the Fund suffers a net taxable loss in any taxable year, the holders of Common Shares will not be permitted to utilize that loss on their federal income tax returns.

     A shareholder will realize gain or loss on the sale or exchange of shares of the Fund in an amount equal to the difference between the shareholder's adjusted basis in the shares sold or exchanged and the amount realized on their disposition. Generally, a gain recognized by a shareholder on the sale of shares held for more than one year will be taxable as a long-term capital gain. If a shareholder holds shares primarily for sale to customers in the ordinary course of business rather than for investment, any gain recognized on the sale of those shares will be taxable as ordinary income. Any loss recognized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss recognized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received or treated as having been received by the shareholder with respect to such shares. Shareholders who acquire shares on multiple dates should consult their tax advisors to determine how to allocate the cost of shares for basis purposes.

     In general, federal withholding taxes at a 30% rate (or a lower rate established by treaty) will apply to distributions to shareholders (except to those distributions designated by the Fund as capital gain dividends) that are nonresident aliens or foreign partnerships, trusts or corporations to the extent that such income is not "effectively connected" with a U.S. trade or business carried on by such shareholders. In contrast, interest income from direct investment in the underlying assets of the Fund by such shareholders generally would not be subject to such federal withholding taxes. Non-effectively connected capital gain dividends and gain realized from the sale of Common Shares will not be subject to U.S. federal income tax in the case of (i) a non-U.S. shareholder that is a corporation and (ii) any other non-U.S. shareholder that is not present in the U.S. for more than 182 days during the taxable year, assuming that certain other conditions are met. Prospective foreign investors should consult their tax advisers concerning the tax consequences to them of an investment in Common Shares.

     In the event the Fund retains any net capital gains, it may designate such retained amounts as undistributed capital gains in a notice to its shareholders. In the event such a designation is made, shareholders subject to U.S. tax would include in income, as long-term capital gains, their proportionate share of such undistributed amounts, but would be allowed a credit or refund, as the case may be, for their proportionate share of the 35% tax paid by the Fund. If the designation is made, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder would be increased by an amount equal to the difference between (i) the amount included in such shareholder's income as long-term capital gains and (ii) such shareholder's proportionate share of the 35% tax paid by the Fund.

     A loss on the repurchase of Common Shares with a holding period of six months or less may be treated as a long-term capital loss to the extent of any distribution of long-term capital gain with respect to such Common Shares. In addition, all or a portion of a loss realized on a repurchase or other disposition of Common Shares may be disallowed under "wash sale" rules to the extent the shareholder acquired other shares of the same Fund (whether through the reinvestment of distributions or otherwise) within the period beginning 30 days before the redemption of the loss shares and ending 30 days after such date. Any disallowed loss will result in an adjustment to the shareholder's tax basis in some or all of the other shares acquired.

     Shareholders should consult their tax advisers regarding the specific tax consequences, including state and local tax consequences, of participating in a tender offer of Common Shares. A tender of Common Shares pursuant to a tender offer will be treated as a taxable sale or exchange of the Common Shares if, taking into account Common Shares the tendering shareholder actually owns and Common Shares the shareholder is treated as owning under constructive ownership rules, the tender (i) completely terminates the shareholder's interest in the Fund, (ii) is treated as a distribution that is "substantially disproportionate" or (iii) is treated as a distribution that is "not essentially equivalent to a dividend". A "substantially disproportionate" distribution generally requires a reduction of more than 20% in the shareholder's proportionate interest in the Fund after all shares are tendered. A distribution "not essentially equivalent to a dividend" requires that there be a "meaningful reduction" in the shareholder's interest, which should be the case if the shareholder has a minimal interest in the Fund, exercises no control over Fund affairs and suffers a reduction in his or her proportionate interest.

     The Fund intends to take the position that tendering shareholders will qualify for sale or exchange treatment. If the transaction is treated as a sale or exchange for tax purposes, any gain or loss recognized will be treated as a capital gain or loss by shareholders who hold their Common Shares as a capital asset and as a long-term capital gain or loss if such Common Shares have been held for more than 12 months. If the transaction is not treated as a sale or exchange, the amount received upon a sale of Common Shares may consist in whole or in part of ordinary dividend income, a return of capital or capital gain, depending on the Fund's earnings and profits and the shareholder's tax basis in the Common Shares. In addition, if any amounts received are treated as a dividend to tendering shareholders, non-tendering shareholders whose proportionate interest in the Fund has been increased as a result of the tender offer might be treated as receiving a constructive dividend.



Backup Withholding

     The Fund may be required to withhold for U.S. federal income tax purposes a percentage (currently 28%) of all taxable distributions paid to shareholders who
(i) fail to properly provide the Fund with their correct taxpayer identification number, (ii) fail to make required certifications, or (iii) have been notified or with respect to whom the Fund has been notified by the U.S. Internal Revenue Service that distributions to such shareholder are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Internal Revenue Code are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against the shareholder's U.S. federal income tax liability.

     Generally, dividends paid to nonresident aliens or foreign partnerships, trusts or corporations that are subject to the 30% federal income tax withholding described above under "Federal Income Tax Treatment of Holders of Common Shares" are not subject to backup withholding. To avoid backup withholding on capital gain dividends and gross proceeds from the sale of Common Shares, such shareholders generally must provide a properly completed Internal Revenue Service Form W-8BEN certifying their non-United States status.

Other Taxation

     The foregoing discussion is a general summary of a few of the current federal income tax laws regarding the Fund and investors in the Common Shares. The discussion does not purport to deal with all of the federal income tax consequences applicable to the Fund, or to all categories of investors who may be subject to special rules (for example, foreign investors). Investors are advised to consult their own tax advisors with respect to the application to their own circumstances of the above-described general taxation rules and with respect to the federal, state, local or foreign tax consequences to them of an investment in the Common Shares and any proposed tax law changes.

                             PERFORMANCE INFORMATION

     From time to time, the Fund may quote the Fund's total return, aggregate total return or yield in advertisements or in reports and other communications to shareholders. The Fund's performance will vary depending upon market conditions, the composition of its portfolio, and its operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund's performance in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing the Fund's performance with that of other investment companies should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

Average Annual Total Return

     The Fund's average annual total return figures will be computed according to a formula prescribed by the Commission. The formula can be expressed as follows:


                                                  P(1 + T)n = ERV

         Where: P = a hypothetical initial payment of $1000, T = average annual total return, N = number of years, and ERV = ending redeemable value of a hypothetical $1000 payment made at the beginning of a 1-, 5-, or 10-year period at the end of a 1-, 5-, or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.


     The calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period and the deduction of all recurring expenses that were charged to shareholders' accounts.

     The performance of the Fund will vary from time to time in response to fluctuations in market conditions, interest rates, the composition of the Fund's investments and expenses. Consequently, the Fund's performance figures are historical and should not be considered representative of the performance of the Fund for any future period.

Non-Standardized Performance

     In addition to the performance information described above, the Fund may provide total return information for designated periods, such as for the most recent six months or most recent twelve months. This total return information is computed as described under "Total Return" above except that no annualization is made.


     In reports or other communications to shareholders or in advertising materials, the Fund may compare its performance with that of (1) other closed-end investment companies listed in the rankings prepared by Morningstar or other industry or financial publications or (2) the Hedge Fund Research Hedge Funds of Funds Index and other relevant indices and industry publications. The Fund may also compare the historical volatility of its portfolio to the volatility of such indices during the same time periods. (Volatility is a generally accepted barometer of the market risk associated with a portfolio of securities and is generally measured in comparison to the stock market as a whole - the beta - or in absolute terms - the standard deviation.)


11.
12.

                                               FINANCIAL STATEMENTS

Independent Accountants


     Ernst & Young LLP are the Fund's independent accountants providing audit and tax return preparation and consultation services in connection with the review of various Commission filings. The address of Ernst & Young LLP is 2001 Market Street, Philadelphia, Pennsylvania 19103. The Statement of Assets and Liabilities of the Fund as of October 17, 2003 included in this Statement of Additional Information has been so included and is attached to this Statement of Additional Information in reliance on the report of Ernst & Young LLP, given on the authority of the firm as experts in auditing and accounting.

                          The CINTRA Select Fund, Inc.



                            SEED FINANCIAL STATEMENTS

                           Day ended October 17, 2003

                       With Report of Independent Auditors
























                          The CINTRA Select Fund, Inc.


                            Seed Financial Statements

                           Day ended October 17, 2003




                                    Contents



Report of Independent Auditors                                1

Financial Statements

Statement of Assets and Liabilities                           2
===============================================================
Notes to Financial Statements                                 3
===============================================================

                         Report of Independent Auditors


To the Shareholder and Directors
The CINTRA Select Fund, Inc.

We have audited the accompanying statement of assets and liabilities of the CINTRA Select Fund, Inc. (the "Fund") as of October 17, 2003. This statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets and liabilities. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of the CINTRA Select Fund, Inc., at October 17, 2003, in conformity with accounting principles generally accepted in the United States.

Ernst & Young LLP

Philadelphia, Pennsylvania
October 21, 2003

                          The CINTRA Select Fund, Inc.
                       Statement of Assets and Liabilities
                                October 17, 2003






Assets:
   Cash                                                      $    100,005
   Deferred offering expenses                                     249,901

                                                 -------------------------
                                                 -------------------------


   Total Assets                                                    349,906

                                                 -------------------------
                                                 -------------------------


Liabilities:
   Payable to adviser                                             141,101
   Offering costs payable                                         108,800

                                                 -------------------------
                                                 -------------------------


   Total Liabilities                                              249,901

                                                 -------------------------
                                                 -------------------------


Net Assets:
   Paid in capital (Applicable to 6,667 shares
   of beneficial interest issued and
   outstanding, 50,000,000 shares authorized)
                                                                  100,005

                                                 -------------------------


   Total Net Assets                                        $      100,005
   ================                                        ==============

                                                 =========================
                                                 =========================


Common Shares
   Net asset value per share                                      $ 15.00
   Offering price per share                                       $ 15.00






                                         See Notes to Financial Statements

                          The CINTRA Select Fund, Inc.
                          Notes to Financial Statements
                                October 17, 2003


1.  Fund Organization

The  CINTRA  Select  Fund,  Inc.  (the  "Fund") is a  recently  formed  Maryland
Corporation that is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a non-diversified, closed-end management investment company. The Fund is a "fund of funds" that provides a means for investors to participate in investments in private investment partnerships and similar investment vehicles, typically referred to as hedge funds ("Portfolio Funds"), by providing a single portfolio comprised of the securities of underlying hedge funds. CINTRA Fund Management, LLC, a Delaware Limited Liability Corporation, ("the "Adviser") will be the Fund's investment adviser.

The Fund's investment objective is to seek capital appreciation. The Fund will pursue its objective by investing substantially all of its assets in Portfolio Funds that employ a variety of absolute return investment strategies. Absolute return investment strategies attempt to generate positive returns regardless of market conditions. The Adviser expects to allocate the Fund's assets among approximately 15 to 20 Portfolio Funds.

The Adviser anticipates that the investment programs of the Portfolio Funds will fall within one of the following broad categories of absolute return investment strategies: (1) security selection, such as equity long/short investing, distressed securities and market neutral strategies; (2) arbitrage, such as convertible arbitrage, equity (or index) arbitrage and merger arbitrage strategies; and (3) divergence, such as global macro strategies.

It is the current intention of the Adviser to invest from 40% to 60% of the Fund's assets in Portfolio Funds that, in the view of the Adviser, are substantially utilizing security selection strategies; 30% to 40% in Portfolio Funds that, in the view of the Adviser, are substantially utilizing arbitrage strategies, and 10% to 20% in Portfolio Funds that, in the view of the Adviser, are substantially utilizing divergence strategies. The Fund has not commenced operations except those related to organizational matters and the sale of initial shares of beneficial interest to the initial shareholder, CINTRA Fund Management, LLC.


 2.  Significant Accounting Policies

The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Use of Estimates - The preparation of financial  statements,  in conformity with accounting principles generally accepted in the United States, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes - The Fund intends to elect to be, and qualify for treatment as, a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a regulated investment company, a fund generally pays no federal income tax on the income and gains it distributes. The Fund intends to meet the calendar year distribution requirements imposed by the Code to avoid the imposition of a 4% excise tax.

Organizational and Offering Costs - Costs incurred in connection with the Fund's organization and offering of its shares will be borne by the Fund up to and including $0.06 per Common Share as of the commencement of operations. The Adviser has contractually agreed to pay all organization and offering costs in excess of $0.06 per Common Share. Costs incurred by the Fund in connection with the offering of it's shares will be deferred and amortized over a one-year period beginning on the date the Fund commences operations. Although the Fund to date has not yet reached the $0.06 per Common Share threshold, the adviser paid the organizational costs totaling $13,700 at its discretion. Additionally, offering costs totaling $141,101 were paid by the adviser on behalf of the Fund and are included in payable to adviser on the statement of assets and liabilities.



                          The CINTRA Select Fund, Inc.
                    Notes to Financial Statements (continued)


3.  Management and Service Fees

Pursuant to an investment management agreement between the Adviser and the Fund, the Fund has agreed to pay the Adviser an aggregate monthly fee computed at the annual rate of 1.95% of the Fund's average weekly net assets. The Adviser is responsible for providing day-to-day investment management services to the Fund.

Under an agreement with SEI Investments Global Funds Services (the "Administrator"), the Fund will pay the administrator a monthly fee computed at an annual tiered rate of 0.10% on the first $250 million of assets, 0.08% on the next $250 million of assets and 0.06% on assets in excess of $500 million, subject to certain fee minimums. The Administrator will perform administrative services necessary for the operation of the Fund, including maintaining certain books and records of the fund and preparing reports and other documents required by Federal, state and other applicable laws and regulations, and provides the Fund with administrative office facilities.

4. Common Shares

The Fund has authorized capital of 50,000,000 Common Shares, par value $.001 per share. Of that amount, the Fund holds no Common Shares and there are 6,667 Common Shares outstanding. The Articles of Incorporation permit the Board of Directors to classify and reclassify any unissued Common Shares. The Common Shares will be fully paid and nonassessable. There are no preemptive rights.

The Fund has no present intention of offering any additional Common Shares except through the offering described in the Prospectus and pursuant to the Dividend Reinvestment Plan. Other offerings of its Common Shares, if made, will require approval by the Board of Directors. Any additional offering will be subject to the requirements of the 1940 Act that Common Shares may not be issued at a price (exclusive of underwriting discounts and commissions) below the then current net asset value except in connection with an offering to existing shareholders or with the consent of a majority of the Fund's outstanding voting securities.

Each Common Share has equal voting, dividend, distribution and liquidation rights. On each matter submitted to a vote of the holders of the Common Shares, each holder shall be entitled to one vote for each Common Share owned. All voting rights for the election of Directors are non-cumulative, which means that the holders of more than 50% of the Common Shares can elect 100% of the Directors then nominated for election if they choose to do so and, in such event, the holders of the remaining Common Shares will not be able to elect any Directors. Each Common Share is entitled to participate equally in the net distributable assets of the Fund upon liquidation.

The Fund is required by the rules of the Exchange to hold annual meetings of shareholders.

5. Risks and Uncertainties

The Fund invests in hedge funds that invest in and actively trade securities and other financial instruments using a variety of strategies and investment techniques that may involve significant risk. Such funds may be unregistered as investment companies under the Investment Company Act of 1940. Holdings in such funds may be illiquid, and there may be limited ability to withdraw from such funds. Hedge fund operations may not be transparent, holdings may be undiversified, and there may be multiple levels of fees and expenses levied.

                                            PART C -- OTHER INFORMATION

ITEM 24.   FINANCIAL STATEMENTS AND EXHIBITS


     (1) FINANCIAL STATEMENTS - The following financial statements have been incorporated by reference into the Registration Statement as described on page 34 of the Statement of Additional Information:

         (i)      Statement of Assets and Liabilities as of October 17, 2003;
                   and
         (ii)     Notes to Financial Statements October 17, 2003.


     Statements, schedules and historical information other than these listed above have been omitted since they are either not applicable or not required, or the required information is shown in the financial statements or notes thereto.

(2)      EXHIBITS


---------------------------- ------------------------------------------------------------------------
Exhibit No.                  Description of Exhibits
---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------



---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------

(a)                         Restated and Amended Articles of Incorporation of the Registrant are
                             filed herein.

---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------

(b)                          Revised By-laws of the Registrant are filed herein.

---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------
(c)                          Not applicable.
---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------

(d)                          Form of Share Certificate is filed herein.

---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------

(e)                          Automatic Dividend Reinvestment Plan Terms and Conditions is filed herein.

---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------
(f)                          Not applicable.
---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------

(g)                          Form of Investment Advisory Agreement between the Registrant and
                             CINTRA Fund Management, LLC is incorporated by reference to
                             Pre-Effective Amendment No. 3 to the Registrant's Registration
                             Statement on Form N-2 as filed with the Commission on September 30,
                             2003, Files Nos. 333-96821 and 811-21165 ("Pre-Effective Amendment No.
                             3").

---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------

(h)                          Form of Underwriting Agreement is filed herein.

---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------
(i)                          Not applicable.
---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------

(j)                          Form of Custodian Services Agreement is filed herein.

---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------

(k)(1)                       Form of Transfer Agency and Service Agreement is filed herein.

---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------

(k)(2)                       Form of Administration Agreement is filed herein.

---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------

(l)                          Opinion and consent of Sullivan & Worcester LLP is filed herein.

---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------
(m)                          Not applicable.
---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------

(n)                          Consent of Ernst & Young LLP is filed herein.

---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------
(o)                          Not applicable.
---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------

(p)                          Initial Stock Purchase Agreement is filed herein.

---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------
(q)                          Not applicable.
---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------

(r)(1)                       Code of Ethics for The CINTRA Select Fund, Inc. is filed herein.

---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------

(r)(2)                       Code of Ethics for CINTRA Fund Management, LLC is filed herein.

---------------------------- ------------------------------------------------------------------------

ITEM 25.   MARKETING ARRANGEMENTS


         Included in Exhibit (h) of Item 24(2) of this Registration Statement.


ITEM 26.   OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION


     The following table sets forth the estimated expenses to be incurred in connection with the issuance and distribution of securities described in this Registration Statement:

Registration fees                                              $11,100
                                                                ======
National Association of Securities Dealers, Inc. fee           $12,800
                                                                ======
American Stock Exchange listing fee                             $5,000
 ========                                                         ====


Printing (other than stock certificates)                       $70,000
                                                                ======
Accounting fees and expenses                                    $3,500
                                                                 =====
Legal fees and expenses                                       $220,000
                                                               =======
Miscellaneous                                                  $10,000
                                                                ======
Total                                                         $332,400
                                                               =======



ITEM 27.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

           None.


ITEM 28.   NUMBER OF HOLDERS OF SECURITIES (as of October 22, 2003)
                                                  ============



TITLE OF CLASS                               NUMBER OF RECORD HOLDERS
--------------                               -------------

Common Shares                                       1
                                              =======



ITEM 29.  INDEMNIFICATION

     Under the Registrant's Articles of Incorporation and By-Laws, the directors and officers of the Registrant will be indemnified to the fullest extent allowed and in the manner provided by Maryland law and applicable provisions of the Investment Company Act of 1940, including advancing of expenses incurred in connection therewith. Indemnification shall not be provided to any officer or director against any liability to the Registrant or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

     Article 2, Section 405.2 of the Maryland General Corporation Law provides that the Charter of a Maryland Corporation may expand or limit the extent to which directors or officers may be personally liable to the Corporation or its shareholders for money damages in certain instances. The Registrant's Articles of Incorporation provide that, to the fullest extent permitted by Maryland law, as it may be amended or interpreted from time to time, no director or officer of the Registrant shall be personally liable to the Registrant or its shareholders for money damages. The Registrant's Articles of Incorporation also provide that no amendment of the Registrant's Articles of Incorporation or repeal of any of its provisions shall limit or eliminate any of the benefits provided to directors and officers in respect of any act or omission that occurred prior to such amendment or repeal.

     Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Act"), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     Prior to its commencement of operations, the Registrant will have obtained from a major insurance carrier a trustees and officers liability policy covering certain types of errors and omissions.


     The Underwriting Agreement filed in response to Item 24 (2)(h) contains provisions requiring indemnification of the Registrant's underwriters by the Registrant.


     Provisions  for  the  indemnification  of  the  Registrant's   Adviser  are
contained in the Advisory Agreement.


     Provisions for the indemnification of the Registrant's Administrator are contained in the Administration Agreement.

     Provisions for the indemnification of the Registrant's transfer agent are contained in the Transfer Agency and Service Agreement.




ITEM 30.   BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     The description of the business of CINTRA Fund Management, LLC is set forth under the caption "MANAGEMENT OF THE FUND" in the Prospectus and in the Statement of Additional Information forming part of this Registration Statement.

     The information as to the Directors and officers of CINTRA Fund Management, LLC set forth in CINTRA Fund Management, LLC's Form ADV filed with the Securities and Exchange Commission on _____, 2003 (File No. _________) and as amended through the date hereof is incorporated herein by reference.


ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS


Registrant:                   The CINTRA Select Fund, Inc.
                              1725 I Street, N.W., Suite 300
                              Washington, D.C.  20006

Investment Adviser:           CINTRA Fund Management, LLC
                              1725 I Street, N.W., Suite 300
                              Washington, D.C.  20006


Transfer Agent for Common      EquiServe Trust Company, N.A.
Shares:                       P.O. Box 43010
                              Providence, Rhode Island 02940-3010.


Custodian and Fund

Accounting Agent:              SEI Private Trust Company
                              One Freedom Valley Drive
                              Oaks, Pennsylvania 19456


ITEM 32.   MANAGEMENT SERVICES

Not applicable.

ITEM 33.   UNDERTAKINGS

     (1) The Registrant undertakes to suspend the offering of its shares until it amends its Prospectus if: (1) subsequent to the effective date of this Registration Statement, the net asset value per share declines more than 10% from its net asset value per share as of the effective date of the Registration Statement; or (2) the net asset value increases to an amount greater than its net proceeds as stated in the Prospectus.

     (2) Not Applicable.

     (3) Not Applicable.

     (4) Not Applicable.

     (5) Registrant hereby undertakes:

          (a) that for purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 497(h) under the Securities Act shall be deemed to be part of this Registration Statement as of the time it was declared effective.

          (b) that for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (6) The Registrant hereby undertakes to send by first class mail or by other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                                    SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Pre-Effective Amendment No. 4 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Washington, District of Columbia on the 22nd day of October, 2003.


                                                    THE CINTRA SELECT FUND, INC.

                                                    By:  /s/ J. Mitchell Reese
                                                          J. Mitchell Reese
                                                          President



     Pursuant to the requirements of the Securities Act of 1933, as amended, this Pre-Effective Amendment No. 4 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


Signature                                          Title                                  Date


/s/ J. Mitchell Reese                              President, Chairman and Director    October 22, 2003
---------------------------                                                             ===========

J. Mitchell Reese


/s/ David A.R. Dullum                              Director                            October 22, 2003
David A.R. Dullum*

/s/ Harry S. Gruner                                Director                            October 22, 2003
Harry S. Gruner*


* By:/s/J. Mitchell Reese
         J. Mitchell Reese
         Attorney-in-fact

*J. Mitchell Reese, by signing his name hereto, does hereby sign this document on behalf of each of the above-named individuals pursuant to powers of attorney duly executed by such persons.



                                                   EXHIBIT INDEX

---------------------------- ------------------------------------------------------------------------
Exhibit No.                  Description of Exhibits
---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------

(a)                          Restated and Amended Articles of Incorporation of the Registrant.

---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------

(b)                          Revised By-laws of the Registrant.

---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------

(d)                          Form of Share Certificate.

---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------

(e)                          Terms and Conditions of Automatic Dividend Reinvestment Plan.

---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------

(h)                          Form of Underwriting Agreement.

---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------

(j)                          Form of Custodian Services Agreement.

---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------

(k)(1)                       Form of Transfer Agency and Service Agreement.

---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------

(k)(2)                       Form of Administration Agreement.

---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------

(l)                          Opinion and consent of Sullivan & Worcester LLP.

---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------

(n)                          Consent of Ernst & Young LLP.

---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------

(p)                          Initial Stock Purchase Agreement.

---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------

(r)(1)                       Code of Ethics for The CINTRA Select Fund, Inc.

---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------

(r)(2)                      Code of Ethics for CINTRA Fund Management, LLC.

---------------------------- ------------------------------------------------------------------------